UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 221-5672

Date of fiscal year end:	August 31, 2009

Date of reporting period:	August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 23, 2009

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”) for the annual reporting period ended August 31, 2009.

Investment Objective and Strategies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Underlying Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). Each Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategies’ asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy’s asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy’s retirement date. Thereafter, the target asset allocation for that Strategy will generally be fixed. The static allocation of a Strategy’s asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 25% equities and 10% Real Estate Investment Trusts (REITs). AllianceBernstein L.P. (the “Adviser”) will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 7-29 show each individual Retirement Strategy’s (RS) performance compared to its composite benchmark. Additional performance can be found on pages 32-55. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Historical Performance on pages 5-6. The Multi-Asset Solutions Team (the “Team”) believes that a composite benchmark is a better benchmark for the measurement of the Adviser’s active management performance within the underlying asset classes than a broad-market benchmark. The composite benchmark matches each Strategy’s allocations

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

The Strategies’ Class A shares without sales charges outperformed their respective composite benchmarks for the six-month period ended August 31, 2009, while all but RS 2050 underperformed their composite benchmarks for the 12-month period ended August 31, 2009. The 2008 financial crisis, which intensified in the fourth quarter, caused deep market declines and pushed the Strategies deep into negative territory at the start of the 12-month period. But the recent rally of capital markets has reversed the trend, bringing the Strategies back into positive territory for the six-month period.

Performance of the underlying components varied during the six- and 12-month periods. For the 12-month period, the Intermediate Duration, Short Duration and High-Yield Underlying Portfolios posted positive absolute returns, while other Underlying Portfolios declined. However, as risk aversion eased and aggressive government actions began to take effect around the world, capital markets rallied and gave rise to a dramatic recovery of equity markets for the six-month period. Consequently, all of the Underlying Portfolios posted positive returns for this period.

The primary driver of underperformance for the 12-month period was the Strategies’ exposure to international equities, where poor security selection was the main detractor from returns. Exposure to small/mid cap equities and Global REITs hurt the Strategies on an absolute basis, but contributed to relative returns. For the six-month period ended August 31, 2009, fixed-income segments pulled the relative performance up, primarily with overweights in credit and CMBS. The Global REIT and International Value Underlying Portfolios were the biggest contributors to absolute performance. However, the Global REIT Underlying Portfolio underperformed the FTSE EPRA/NAREIT Developed RE Index for the six-month period due to its defensive positioning in companies with strong balance sheets and resilient earnings power, which lagged in the relief rally. The value segments outperformed their growth counterparts across different regions and market capitalizations for both six- and 12-month periods. The only exception was the US Large Cap Underlying Portfolio, where growth outperformed value for the 12-month period under review. Since the Strategies did not use financial leverage, their performance was not affected by risks that come with such investments.

The Retirement Strategies designed for young savers—RS 2035, 2040, 2045 and 2055—posted negative returns and underperformed their composite benchmarks during the 12-month period. RS 2050 had a negative absolute return but outperformed its

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

composite benchmark for the 12- month period. During the six-month period, all equity and Intermediate Duration Underlying Portfolios were significantly positive on an absolute basis and helped the Strategies post positive returns and outperform their composite benchmarks. These Strategies have target allocations of 90% in equities, 5% in global REITs and 5% in bonds.

While the Strategies created for mid-life savers—RS 2010, 2015, 2020, 2025 and 2030—also posted negative returns and underperformed their composite benchmarks for the 12-month period, for the six-month period all Strategies posted positive absolute and relative returns. Their losses during the 12-month period were mitigated by the inclusion of bonds, which declined the least on an absolute basis. For the six-month period, all equity and fixed-income Underlying Portfolios posted positive returns and were strong contributors to the Strategies. The Global REIT, International Growth and International Value Underlying Portfolios contributed significantly to the overall absolute performance of the Strategies, returning 68%, 62% and 37% respectively during the six-month period. The Strategies also benefited from an allocation of between 4% and 7% to High-Yield, which returned over 38% in the six-month period, outperforming its benchmark by 2.37%. These Strategies currently have target allocations ranging between 56%-84% in equities, 10%-34% in bonds and 7%-10% in global. As a hedge against inflation, the

RS 2010, 2015 and 2020 vintages also include Inflation Protected Securities.

The vintages intended for early retirees—RS 2000 and 2005—have larger target allocations in bonds (between 44% and 54%), and target allocations in equities and global REITs comprise between 46% and 56% of these Strategies’ holdings. These two Strategies also underperformed their composite benchmarks and posted negative returns for the 12-month period. Their losses were mitigated by the inclusion of intermediate and short duration bonds, which declined the least on an absolute basis. However, the Strategies have posted positive absolute and relative returns over the six-month period, benefiting from the strong absolute returns in the equity and fixed-income Underlying Portfolios.

Market Review and Investment Strategy

The 2008 market turmoil caused economic activity to contract and toppled markets, with investors fleeing anything with a hint of risk. From the most recent market bottom, equity markets rebounded, risk aversion has receded considerably and the best-performing sectors and stocks have generally been those that were struggling during the financial crisis. Additionally, emerging markets which led markets down during the crisis have now surged past their developed counterparts. Most fixed-income sectors, from investment-grade and high-yield corporate debt to CMBS outperforming government debt, rallied.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

The level of opportunity in the growth and value styles usually differs significantly, but today the Team believes the potential in both styles is greater than it has been in years—even after the recent market recovery. The underlying Growth and Value Teams have trimmed positions in the more defensive sectors to increase its exposure to cyclical sectors such as financials and consumer discretionary. In addition, the fixed-income Underlying Portfolios are positioned to maintain overweights in CMBS and investment grade corporates. This positioning aims to take advantage of both sectors’ spread over treasuries, which despite their recent narrowing remain at attractive levels from a historical perspective.

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV), without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

Benchmark Disclosures

The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for US stocks, Russell 3000 Index; for non-US stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for real estate investment trusts (REITs), FTSE EPRA/NAREIT Developed RE Index; for intermediate bonds, Barclays Capital (formerly Lehman Brothers) US Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Barclays Capital US High Yield 2% Issuer Cap Index.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

None of the indices reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged S&P 500 Stock Index measures 500 US stocks and is a common measure of the performance of the overall US stock market. The unmanaged Russell 3000 Index is composed of 3,000 of the largest capitalized companies that are traded in the United States. The unmanaged

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed RE Index is a free-floating, market-capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The unmanaged Barclays Capital US Aggregate Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ML 1-3 Year Treasury Index is an unmanaged index composed of US government securities, including agency securities, with remaining maturities, at month end, of one to three years. The Barclays Capital 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged US Treasury Inflation Notes Index and consists of Inflation-Protection securities issued by the US Treasury. The Barclays Capital US High Yield 2% Issuer Cap Index covers the universe of fixed- rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

A Word About Risk

All the Retirement Strategies allocate their investments among multiple asset classes, which will include US and foreign securities, as well as equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments to different types of securities, such as growth and value stocks, real estate investment trusts and corporate and US government bonds. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. Systematic rebalancing does involve transactional trading costs to the portfolios. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. There is the potential to lose money in any investment program. You do not have the ability to actively manage the investments within a Retirement Strategy. The portfolio managers control security selection and asset allocation. The risks associated with an investment in the Strategies are more fully described in the Strategies’ prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	27.38%	-7.29%

Class B*	26.82%	-8.02%

Class C	26.82%	-8.02%

Advisor Class**	27.58%	-7.01%

Class R**	27.27%	-7.46%

Class K**	27.36%	-7.27%

Class I**	27.42%	-7.00%

Composite Benchmark†	25.34%	-6.18%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	32.14%	-8.92%

Class B*	31.73%	-9.52%

Class C	31.78%	-9.53%

Advisor Class**	32.29%	-8.62%

Class R**	32.13%	-9.02%

Class K**	32.19%	-8.85%

Class I**	32.44%	-8.55%

Composite Benchmark†	30.64%	-8.52%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

† For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	36.54%	-11.23%

Class B*	36.13%	-12.01%

Class C	36.13%	-11.93%

Advisor Class**	36.73%	-11.04%

Class R**	36.44%	-11.50%

Class K**	36.64%	-11.20%

Class I**	36.73%	-11.10%

Composite Benchmark†	35.64%	-10.44%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	39.58%	-12.80%

Class B*	38.74%	-13.46%

Class C	38.96%	-13.46%

Advisor Class**	39.71%	-12.60%

Class R**	39.32%	-13.00%

Class K**	39.45%	-12.79%

Class I**	39.71%	-12.53%

Composite Benchmark†	38.53%	-11.91%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	41.99%	-14.62%

Class B*	41.60%	-15.19%

Class C	41.53%	-15.18%

Advisor Class**	42.28%	-14.33%

Class R**	41.89%	-14.76%

Class K**	42.02%	-14.58%

Class I**	42.28%	-14.31%

Composite Benchmark†	41.56%	-13.36%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	44.44%	-16.07%

Class B*	43.97%	-16.69%

Class C	44.14%	-16.60%

Advisor Class**	44.63%	-15.87%

Class R**	44.27%	-16.25%

Class K**	44.54%	-16.10%

Class I**	44.80%	-15.78%

Composite Benchmark†	44.23%	-14.57%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	44.71%	-16.91%

Class B*	44.23%	-17.49%

Class C	44.23%	-17.57%

Advisor Class**	44.83%	-16.71%

Class R**	44.37%	-17.15%

Class K**	44.64%	-16.97%

Class I**	44.73%	-16.75%

Composite Benchmark†	44.45%	-15.45%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	44.77%	-17.83%

Class B*	44.13%	-18.42%

Class C	44.13%	-18.42%

Advisor Class**	44.71%	-17.65%

Class R**	44.48%	-18.00%

Class K**	44.95%	-17.68%

Class I**	44.79%	-17.57%

Composite Benchmark†	44.36%	-16.33%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	44.63%	-17.68%

Class B*	44.08%	-18.31%

Class C	44.25%	-18.21%

Advisor Class**	44.75%	-17.51%

Class R**	44.52%	-17.89%

Class K**	44.71%	-17.73%

Class I**	44.73%	-17.52%

Composite Benchmark†	44.36%	-16.33%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	44.48%	-18.02%

Class B*	44.08%	-18.63%

Class C	44.15%	-18.65%

Advisor Class**	44.85%	-17.81%

Class R**	44.27%	-18.27%

Class K**	44.64%	-17.95%

Class I**	44.73%	-17.76%

Composite Benchmark†	44.36%	-16.33%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2050 Retirement Strategy
Class A	44.67%	-15.77%

Class B*	44.33%	-16.44%

Class C	44.03%	-16.44%

Advisor Class**	44.99%	-15.66%

Class R**	44.38%	-16.08%

Class K**	44.79%	-15.76%

Class I**	44.99%	-15.59%

Composite Benchmark†	44.36%	-16.33%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2050 Retirement Strategy Class A shares (from 6/29/07 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein 2055 Retirement Strategy
Class A	44.63%	-17.45%

Class B*	43.95%	-18.14%

Class C	43.74%	-18.26%

Advisor Class**	44.65%	-17.39%

Class R**	44.47%	-17.71%

Class K**	44.40%	-17.42%

Class I**	44.91%	-17.21%

Composite Benchmark†	44.36%	-16.33%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/07 to 8/31/09) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 5-6.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	46.53%	-19.36%

Russell 1000 Value Index	44.21%	-20.27%

AllianceBernstein US Large Cap Growth Portfolio	37.54%	-15.41%

Russell 1000 Growth Index	38.51%	-16.76%

AllianceBernstein Global Real Estate Investment Portfolio	67.69%	-19.25%

FTSE/EPRA NAREIT Developed RE Index	72.31%	-23.06%

AllianceBernstein International Value Portfolio	62.29%	-20.71%

MSCI EAFE Index	53.47%	-14.95%

AllianceBernstein International Growth Portfolio	37.27%	-25.32%

MSCI EAFE Index	53.47%	-14.95%

MSCI EAFE Growth Index	43.84%	-19.08%

AllianceBernstein Small-Mid Cap Value Portfolio	58.57%	-16.76%

Russell 2500 Value Index	50.76%	-18.66%

AllianceBernstein Small-Mid Cap Growth Portfolio	47.20%	-18.97%

Russell 2500 Growth Index	46.69%	-21.08%

AllianceBernstein Short Duration Bond Portfolio	5.19%	3.14%

Merrill Lynch 1-3 Year Treasury Index	0.95%	4.03%

AllianceBernstein Intermediate Duration Bond Portfolio	13.54%	9.26%

Barclays Capital US Aggregate Index	5.95%	7.94%

AllianceBernstein Inflation Protected Securities Portfolio	6.56%	-0.88%

Barclays Capital 1-10 Year TIPS Index	6.47%	-0.70%

AllianceBernstein High-Yield Portfolio	38.68%	7.25%

Barclays Capital US High Yield 2% Issuer Cap	36.31%	7.00%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†  The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-7.29%	-11.23%
Since Inception*	1.24%	0.16%

Class B Shares
1 Year	-8.02%	-11.56%
Since Inception*	0.51%	0.29%

Class C Shares
1 Year	-8.02%	-8.90%
Since Inception*	0.51%	0.51%

Advisor Class Shares†
1 Year	-7.01%	-7.01%
Since Inception*	1.51%	1.51%

Class R Shares†
1 Year	-7.46%	-7.46%
Since Inception*	1.01%	1.01%

Class K Shares†
1 Year	-7.27%	-7.27%
Since Inception*	1.29%	1.29%

Class I Shares†
1 Year	-7.00%	-7.00%
Since Inception*	1.52%	1.52%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.81%, 3.54%, 3.46%, 2.39%, 2.95%, 2.67% and 2.39% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-1.41%
Since Inception*	0.98%

Class B Shares
1 Year	-1.69%
Since Inception*	1.32%

Class C Shares
1 Year	1.26%
Since Inception*	1.32%

Advisor Class Shares†
1 Year	3.35%
Since Inception*	2.34%

Class R Shares†
1 Year	2.82%
Since Inception*	1.81%

Class K Shares†
1 Year	3.00%
Since Inception*	2.10%

Class I Shares†
1 Year	3.37%
Since Inception*	2.35%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-8.92%	-12.80%
Since Inception*	0.49%	-0.59%

Class B Shares
1 Year	-9.52%	-12.95%
Since Inception*	-0.21%	-0.43%

Class C Shares
1 Year	-9.53%	-10.38%
Since Inception*	-0.23%	-0.23%

Advisor Class Shares†
1 Year	-8.62%	-8.62%
Since Inception*	0.78%	0.78%

Class R Shares†
1 Year	-9.02%	-9.02%
Since Inception*	0.28%	0.28%

Class K Shares†
1 Year	-8.85%	-8.85%
Since Inception*	0.54%	0.54%

Class I Shares†
1 Year	-8.55%	-8.55%
Since Inception*	0.79%	0.79%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.89%, 2.60%, 2.61%, 1.58%, 2.12%, 1.86% and 1.53% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-1.50%
Since Inception*	0.40%

Class B Shares
1 Year	-1.77%
Since Inception*	0.76%

Class C Shares
1 Year	1.14%
Since Inception*	0.74%

Advisor Class Shares†
1 Year	3.11%
Since Inception*	1.75%

Class R Shares†
1 Year	2.60%
Since Inception*	1.24%

Class K Shares†
1 Year	2.93%
Since Inception*	1.52%

Class I Shares†
1 Year	3.23%
Since Inception*	1.76%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-11.23%	-15.03%
Since Inception*	-0.06%	-1.13%

Class B Shares
1 Year	-12.01%	-15.30%
Since Inception*	-0.78%	-1.00%

Class C Shares
1 Year	-11.93%	-12.75%
Since Inception*	-0.78%	-0.78%

Advisor Class Shares†
1 Year	-11.04%	-11.04%
Since Inception*	0.21%	0.21%

Class R Shares†
1 Year	-11.50%	-11.50%
Since Inception*	-0.28%	-0.28%

Class K Shares†
1 Year	-11.20%	-11.20%
Since Inception*	-0.01%	-0.01%

Class I Shares†
1 Year	-11.10%	-11.10%
Since Inception*	0.22%	0.22%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.19%, 1.90%, 1.90%, 0.89%, 1.58%, 1.28% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-2.23%
Since Inception*	-0.04%

Class B Shares
1 Year	-2.38%
Since Inception*	0.33%

Class C Shares
1 Year	0.47%
Since Inception*	0.33%

Advisor Class Shares†
1 Year	2.32%
Since Inception*	1.32%

Class R Shares†
1 Year	1.91%
Since Inception*	0.81%

Class K Shares†
1 Year	2.08%
Since Inception*	1.07%

Class I Shares†
1 Year	2.36%
Since Inception*	1.32%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-12.80%	-16.50%
Since Inception*	-0.57%	-1.63%

Class B Shares
1 Year	-13.46%	-16.73%
Since Inception*	-1.27%	-1.49%

Class C Shares
1 Year	-13.46%	-14.28%
Since Inception*	-1.27%	-1.27%

Advisor Class Shares†
1 Year	-12.60%	-12.60%
Since Inception*	-0.27%	-0.27%

Class R Shares†
1 Year	-13.00%	-13.00%
Since Inception*	-0.78%	-0.78%

Class K Shares†
1 Year	-12.79%	-12.79%
Since Inception*	-0.54%	-0.54%

Class I Shares†
1 Year	-12.53%	-12.53%
Since Inception*	-0.26%	-0.26%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.14%, 1.85%, 1.85%, 0.86%, 1.53%, 1.22% and 0.88% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-3.08%
Since Inception*	-0.48%

Class B Shares
1 Year	-3.34%
Since Inception*	-0.10%

Class C Shares
1 Year	-0.39%
Since Inception*	-0.10%

Advisor Class Shares†
1 Year	1.52%
Since Inception*	0.90%

Class R Shares†
1 Year	0.99%
Since Inception*	0.37%

Class K Shares†
1 Year	1.28%
Since Inception*	0.63%

Class I Shares†
1 Year	1.51%
Since Inception*	0.90%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-14.62%	-18.26%
Since Inception*	-1.25%	-2.30%

Class B Shares
1 Year	-15.19%	-18.39%
Since Inception*	-1.93%	-2.16%

Class C Shares
1 Year	-15.18%	-15.98%
Since Inception*	-1.91%	-1.91%

Advisor Class Shares†
1 Year	-14.33%	-14.33%
Since Inception*	-0.92%	-0.92%

Class R Shares†
1 Year	-14.76%	-14.76%
Since Inception*	-1.41%	-1.41%

Class K Shares†
1 Year	-14.58%	-14.58%
Since Inception*	-1.19%	-1.19%

Class I Shares†
1 Year	-14.31%	-14.31%
Since Inception*	-0.94%	-0.94%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.13%, 1.85%, 1.84%, 0.84%, 1.50%, 1.20% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-4.19%
Since Inception*	-1.06%

Class B Shares
1 Year	-4.29%
Since Inception*	-0.71%

Class C Shares
1 Year	-1.49%
Since Inception*	-0.68%

Advisor Class Shares†
1 Year	0.39%
Since Inception*	0.30%

Class R Shares†
1 Year	-0.15%
Since Inception*	-0.20%

Class K Shares†
1 Year	0.07%
Since Inception*	0.05%

Class I Shares†
1 Year	0.43%
Since Inception*	0.29%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-16.07%	-19.64%
Since Inception*	-1.20%	-2.26%

Class B Shares
1 Year	-16.69%	-19.83%
Since Inception*	-1.92%	-2.14%

Class C Shares
1 Year	-16.60%	-17.38%
Since Inception*	-1.89%	-1.89%

Advisor Class Shares†
1 Year	-15.87%	-15.87%
Since Inception*	-0.94%	-0.94%

Class R Shares†
1 Year	-16.25%	-16.25%
Since Inception*	-1.40%	-1.40%

Class K Shares†
1 Year	-16.10%	-16.10%
Since Inception*	-1.18%	-1.18%

Class I Shares†
1 Year	-15.78%	-15.78%
Since Inception*	-0.90%	-0.90%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.21%, 1.94%, 1.93%, 0.94%, 1.57%, 1.28% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-5.10%
Since Inception*	-0.99%

Class B Shares
1 Year	-5.19%
Since Inception*	-0.64%

Class C Shares
1 Year	-2.52%
Since Inception*	-0.64%

Advisor Class Shares†
1 Year	-0.60%
Since Inception*	0.35%

Class R Shares†
1 Year	-1.15%
Since Inception*	-0.14%

Class K Shares†
1 Year	-0.81%
Since Inception*	0.10%

Class I Shares†
1 Year	-0.50%
Since Inception*	0.38%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-16.91%	-20.41%
Since Inception*	-1.86%	-2.91%

Class B Shares
1 Year	-17.49%	-20.62%
Since Inception*	-2.58%	-2.80%

Class C Shares
1 Year	-17.57%	-18.35%
Since Inception*	-2.58%	-2.58%

Advisor Class Shares†
1 Year	-16.71%	-16.71%
Since Inception*	-1.57%	-1.57%

Class R Shares†
1 Year	-17.15%	-17.15%
Since Inception*	-2.03%	-2.03%

Class K Shares†
1 Year	-16.97%	-16.97%
Since Inception*	-1.83%	-1.83%

Class I Shares†
1 Year	-16.75%	-16.75%
Since Inception*	-1.61%	-1.61%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.27%, 2.00%, 1.99%, 0.98%, 1.61%, 1.32% and 0.99% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-5.65%
Since Inception*	-1.62%

Class B Shares
1 Year	-5.86%
Since Inception*	-1.31%

Class C Shares
1 Year	-3.08%
Since Inception*	-1.31%

Advisor Class Shares†
1 Year	-1.24%
Since Inception*	-0.30%

Class R Shares†
1 Year	-1.71%
Since Inception*	-0.74%

Class K Shares†
1 Year	-1.45%
Since Inception*	-0.55%

Class I Shares†
1 Year	-1.14%
Since Inception*	-0.30%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-17.83%	-21.36%
Since Inception*	-2.10%	-3.15%

Class B Shares
1 Year	-18.42%	-21.53%
Since Inception*	-2.80%	-3.02%

Class C Shares
1 Year	-18.42%	-19.19%
Since Inception*	-2.80%	-2.80%

Advisor Class Shares†
1 Year	-17.65%	-17.65%
Since Inception*	-1.83%	-1.83%

Class R Shares†
1 Year	-18.00%	-18.00%
Since Inception*	-2.34%	-2.34%

Class K Shares†
1 Year	-17.68%	-17.68%
Since Inception*	-2.04%	-2.04%

Class I Shares†
1 Year	-17.57%	-17.57%
Since Inception*	-1.82%	-1.82%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.40%, 2.12%, 2.12%, 1.12%, 1.71%, 1.41% and 1.07% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns
Class A Shares
1 Year	-6.51%
Since Inception*	-1.88%

Class B Shares
1 Year	-6.78%
Since Inception*	-1.55%

Class C Shares
1 Year	-4.01%
Since Inception*	-1.55%

Advisor Class Shares†
1 Year	-2.24%
Since Inception*	-0.58%

Class R Shares†
1 Year	-2.66%
Since Inception*	-1.07%

Class K Shares†
1 Year	-2.40%
Since Inception*	-0.81%

Class I Shares†
1 Year	-2.22%
Since Inception*	-0.57%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-17.68%	-21.16%
Since Inception*	-1.79%	-2.84%

Class B Shares
1 Year	-18.31%	-21.44%
Since Inception*	-2.48%	-2.71%

Class C Shares
1 Year	-18.21%	-19.00%
Since Inception*	-2.46%	-2.46%

Advisor Class Shares†
1 Year	-17.51%	-17.51%
Since Inception*	-1.52%	-1.52%

Class R Shares†
1 Year	-17.89%	-17.89%
Since Inception*	-1.99%	-1.99%

Class K Shares†
1 Year	-17.73%	-17.73%
Since Inception*	-1.73%	-1.73%

Class I Shares†
1 Year	-17.52%	-17.52%
Since Inception*	-1.50%	-1.50%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.53%, 2.25%, 2.26%, 1.24%, 1.80%, 1.51% and 1.18% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-6.54%
Since Inception*	-1.60%

Class B Shares
1 Year	-6.74%
Since Inception*	-1.23%

Class C Shares
1 Year	-3.96%
Since Inception*	-1.23%

Advisor Class Shares†
1 Year	-2.05%
Since Inception*	-0.27%

Class R Shares†
1 Year	-2.60%
Since Inception*	-0.74%

Class K Shares†
1 Year	-2.30%
Since Inception*	-0.47%

Class I Shares†
1 Year	-2.12%
Since Inception*	-0.25%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-18.02%	-21.52%
Since Inception*	-1.98%	-3.03%

Class B Shares
1 Year	-18.63%	-21.74%
Since Inception*	-2.66%	-2.88%

Class C Shares
1 Year	-18.65%	-19.43%
Since Inception*	-2.69%	-2.69%

Advisor Class Shares†
1 Year	-17.81%	-17.81%
Since Inception*	-1.69%	-1.69%

Class R Shares†
1 Year	-18.27%	-18.27%
Since Inception*	-2.19%	-2.19%

Class K Shares†
1 Year	-17.95%	-17.95%
Since Inception*	-1.92%	-1.92%

Class I Shares†
1 Year	-17.76%	-17.76%
Since Inception*	-1.70%	-1.70%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.86%, 2.58%, 2.59%, 1.56%, 2.05%, 1.76% and 1.41% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-6.70%
Since Inception*	-1.77%

Class B Shares
1 Year	-6.91%
Since Inception*	-1.41%

Class C Shares
1 Year	-4.25%
Since Inception*	-1.44%

Advisor Class Shares†
1 Year	-2.25%
Since Inception*	-0.45%

Class R Shares†
1 Year	-2.78%
Since Inception*	-0.93%

Class K Shares†
1 Year	-2.47%
Since Inception*	0.67%

Class I Shares†
1 Year	-2.30%
Since Inception*	-0.46%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-15.77%	-19.34%
Since Inception*	-13.23%	-14.93%

Class B Shares
1 Year	-16.44%	-19.71%
Since Inception*	-13.84%	-14.62%

Class C Shares
1 Year	-16.44%	-17.25%
Since Inception*	-13.84%	-13.84%

Advisor Class Shares†
1 Year	-15.66%	-15.66%
Since Inception*	-13.01%	-13.01%

Class R Shares†
1 Year	-16.08%	-16.08%
Since Inception*	-13.43%	-13.43%

Class K Shares†
1 Year	-15.76%	-15.76%
Since Inception*	-13.13%	-13.13%

Class I Shares†
1 Year	-15.59%	-15.59%
Since Inception*	-13.02%	-13.02%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 54.05%, 71.04%, 61.62%, 41.56%, 23.04%, 30.44% and 41.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-4.23%
Since Inception*	-12.52%

Class B Shares
1 Year	-4.54%
Since Inception*	-12.19%

Class C Shares
1 Year	-1.62%
Since Inception*	-11.43%

Advisor Class Shares†
1 Year	0.39%
Since Inception*	-10.57%

Class R Shares†
1 Year	-0.32%
Since Inception*	-11.04%

Class K Shares†
1 Year	0.15%
Since Inception*	-10.74%

Class I Shares†
1 Year	0.36%
Since Inception*	-10.58%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-17.45%	-20.94%
Since Inception*	-14.01%	-15.70%

Class B Shares
1 Year	-18.14%	-21.39%
Since Inception*	-14.62%	-15.37%

Class C Shares
1 Year	-18.26%	-19.07%
Since Inception*	-14.67%	-14.67%

Advisor Class Shares†
1 Year	-17.39%	-17.39%
Since Inception*	-13.80%	-13.80%

Class R Shares†
1 Year	-17.71%	-17.71%
Since Inception*	-14.20%	-14.20%

Class K Shares†
1 Year	-17.42%	-17.42%
Since Inception*	-13.93%	-13.93%

Class I Shares†
1 Year	-17.21%	-17.21%
Since Inception*	-13.72%	-13.72%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 98.79%, 189.42%, 190.07%, 127.69%, 89.34%, 87.45% and 129.43% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76%for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-4.34%
Since Inception*	-13.28%

Class B Shares
1 Year	-4.90%
Since Inception*	-12.99%

Class C Shares
1 Year	-1.95%
Since Inception*	-12.29%

Advisor Class Shares†
1 Year	0.00%
Since Inception*	-11.41%

Class R Shares†
1 Year	-0.53%
Since Inception*	-11.83%

Class K Shares†
1 Year	-0.13%
Since Inception*	-11.52%

Class I Shares†
1 Year	0.12%
Since Inception*	-11.31%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF AUGUST 31, 2009
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	-19.36%
Since Inception*	-3.57%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-15.41%
Since Inception*	0.04%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-19.25%
Since Inception*	1.05%

AllianceBernstein International Value Portfolio
1 Year	-20.71%
Since Inception*	2.18%

AllianceBernstein International Growth Portfolio
1 Year	-25.32%
Since Inception*	-0.27%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-16.76%
Since Inception*	0.91%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-18.97%
Since Inception*	3.43%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.14%
Since Inception*	2.66%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	9.26%
Since Inception*	5.09%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	-0.88%
Since Inception*	4.34%

AllianceBernstein High-Yield Portfolio
1 Year	7.25%
Since Inception*	4.41%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not bear sales charges or management fees.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	-7.10%
Since Inception*	-2.62%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	0.97%
Since Inception*	1.16%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-9.20%
Since Inception*	2.24%

AllianceBernstein International Value Portfolio
1 Year	-1.20%
Since Inception*	3.42%

AllianceBernstein International Growth Portfolio
1 Year	-4.70%
Since Inception*	1.28%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-2.17%
Since Inception*	2.59%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-0.10%
Since Inception*	4.76%

AllianceBernstein Short Duration Bond Portfolio
1 Year	5.18%
Since Inception*	2.78%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	14.77%
Since Inception*	5.44%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	4.02%
Since Inception*	4.69%

AllianceBernstein High-Yield Portfolio
1 Year	27.57%
Since Inception*	6.31%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance and Benchmark disclosures on pages 5-6.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2000 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,273.84	$4.70	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class B
Actual	$1,000	$1,268.23	$8.69	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Class C
Actual	$1,000	$1,268.23	$8.69	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,275.82	$2.98	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,272.73	$5.84	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,273.61	$4.41	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$1,274.24	$2.98	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

2005 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,321.38	$5.15	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%
Class B
Actual	$1,000	$1,317.29	$9.23	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Class C
Actual	$1,000	$1,317.77	$9.23	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Advisor Class
Actual	$1,000	$1,322.92	$3.40	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class R
Actual	$1,000	$1,321.32	$6.32	1.08%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%
Class K
Actual	$1,000	$1,321.86	$4.86	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class I
Actual	$1,000	$1,324.37	$3.40	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Fund Expenses

FUND EXPENSES

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,365.35	$5.37	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$1,361.33	$9.52	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$1,361.33	$9.52	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$1,367.35	$3.58	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$1,364.36	$6.56	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$1,366.35	$5.07	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$1,367.35	$3.58	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

2015 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,395.80	$5.68	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%
Class B
Actual	$1,000	$1,387.36	$9.87	1.64%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%
Class C
Actual	$1,000	$1,389.61	$9.88	1.64%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%
Advisor Class
Actual	$1,000	$1,397.11	$3.87	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%
Class R
Actual	$1,000	$1,393.20	$6.88	1.14%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%
Class K
Actual	$1,000	$1,394.53	$5.37	0.89%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%
Class I
Actual	$1,000	$1,397.11	$3.87	0.64%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,419.90	$5.98	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class B
Actual	$1,000	$1,415.96	$10.23	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Class C
Actual	$1,000	$1,415.26	$10.23	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Advisor Class
Actual	$1,000	$1,422.82	$4.15	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$1,418.92	$7.19	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class K
Actual	$1,000	$1,420.17	$5.67	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class I
Actual	$1,000	$1,422.82	$4.15	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

2025 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,444.44	$6.16	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$1,439.66	$10.45	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$1,441.38	$10.46	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$1,446.34	$4.32	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$1,442.73	$7.39	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$1,445.39	$5.86	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$1,448.04	$4.32	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Fund Expenses

FUND EXPENSES

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,447.14	$6.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,442.31	$10.59	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,442.31	$10.59	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,448.28	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,443.67	$7.51	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,446.36	$5.98	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,447.33	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2035 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,447.73	$6.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,441.33	$10.58	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,441.33	$10.58	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,447.14	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,444.83	$7.52	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,449.48	$5.99	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,447.92	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,446.34	$6.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,440.83	$10.58	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,442.54	$10.59	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,447.46	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,445.21	$7.52	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,447.10	$5.98	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,447.28	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2045 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,444.83	$6.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,440.77	$10.58	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,441.54	$10.58	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,448.45	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,442.71	$7.51	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,446.36	$5.98	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,447.33	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Fund Expenses

FUND EXPENSES

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,446.72	$6.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,443.30	$10.59	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,440.33	$10.58	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,449.90	$4.45	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,443.76	$7.51	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,447.85	$5.98	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,449.90	$4.45	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

2055 Retirement Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,446.31	$6.29	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$1,439.49	$10.58	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$1,437.37	$10.57	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,446.54	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$1,444.68	$7.52	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class K
Actual	$1,000	$1,443.97	$5.98	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class I
Actual	$1,000	$1,449.15	$4.44	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $25,994

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.91%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $44,415

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.49%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $171,884

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.14%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $284,764

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.12%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $352,752

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.10%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $288,812

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.07%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $254,027

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $171,900

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $149,197

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $91,181

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $11,076

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $2,695

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 252-359. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 31. Additional performance for the Underlying Portfolios may be found on pages 56-57.

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2009

2000 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 480,321)	$4,793,604
AllianceBernstein Short Duration Bond (shares of 459,877)	4,258,466
AllianceBernstein Inflation Protected Securities (shares of 374,921)	3,715,466
AllianceBernstein U.S. Value (shares of 390,063)	2,816,256
AllianceBernstein U.S. Large Cap Growth (shares of 304,053)	2,812,490
AllianceBernstein Global Real Estate Investment (shares of 350,062)	2,688,473
AllianceBernstein International Value (shares of 201,209)	1,509,065
AllianceBernstein International Growth (shares of 181,510)	1,473,866
AllianceBernstein High-Yield (shares of 85,209)	725,128
AllianceBernstein Small-Mid Cap Value (shares of 74,809)	605,954
AllianceBernstein Small-Mid Cap Growth (shares of 57,441)	584,748

Total investments (cost $25,692,227)	25,983,516
Receivable for capital stock sold	75,305
Receivable due from Adviser	25,651

Total assets	26,084,472

Liabilities
Payable for capital stock redeemed	25,638
Legal fee payable	20,102
Audit fee payable	10,803
Payable for investments purchased	9,636
Distribution fee payable	5,711
Custody fee payable	4,983
Transfer Agent fee payable	2,621
Accrued expenses	11,085

Total liabilities	90,579

Net Assets	$25,993,893

Composition of Net Assets
Capital stock, at par	$2,818
Additional paid-in capital	29,417,006
Undistributed net investment income	359,479
Accumulated net realized loss on investment transactions	(4,076,699)
Net unrealized appreciation on investments	291,289

$25,993,893

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$6,608,240	707,099	$9.35	*

B	$87,612	9,505	$9.22

C	$882,321	95,683	$9.22

Advisor	$520,808	55,448	$9.39

R	$1,437,392	155,618	$9.24

K	$14,477,060	1,579,285	$9.17

I	$1,980,460	215,216	$9.20

*	The maximum offering price per share for Class A shares was $9.77 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Statement of Net Assets

2005 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 674,446)	$6,730,971
AllianceBernstein Inflation Protected Securities (shares of 636,329)	6,306,016
AllianceBernstein U.S. Large Cap Growth (shares of 648,317)	5,996,931
AllianceBernstein U.S. Value (shares of 829,268)	5,987,312
AllianceBernstein Global Real Estate Investment (shares of 591,515)	4,542,839
AllianceBernstein Short Duration Bond (shares of 357,459)	3,310,068
AllianceBernstein International Value (shares of 426,397)	3,197,980
AllianceBernstein International Growth (shares of 392,303)	3,185,504
AllianceBernstein High-Yield (shares of 286,605)	2,439,010
AllianceBernstein Small-Mid Cap Growth (shares of 136,250)	1,387,024
AllianceBernstein Small-Mid Cap Value (shares of 169,970)	1,376,759

Total investments (cost $47,235,133)	44,460,414
Receivable for investments sold	63,240
Receivable for capital stock sold	30,704
Receivable due from Adviser	26,310

Total assets	44,580,668

Liabilities
Payable for capital stock redeemed	100,989
Legal fee payable	19,564
Audit fee payable	10,803
Distribution fee payable	10,794
Transfer Agent fee payable	2,735
Accrued expenses	21,239

Total liabilities	166,124

Net Assets	$44,414,544

Composition of Net Assets
Capital stock, at par	$5,028
Additional paid-in capital	55,923,065
Undistributed net investment income	377,206
Accumulated net realized loss on investment transactions	(9,116,036)
Net unrealized depreciation on investments	(2,774,719)

$44,414,544

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$23,328,281	2,638,371	$8.84	*

B	$526,717	60,119	$8.76

C	$958,498	109,534	$8.75

Advisor	$599,957	67,492	$8.89

R	$3,258,851	370,507	$8.80

K	$14,087,712	1,595,279	$8.83

I	$1,654,528	186,802	$8.86

*	The maximum offering price per share for Class A shares was $9.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2010 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 3,792,562)	$27,382,295
AllianceBernstein U.S. Large Cap Growth (shares of 2,905,192)	26,873,031
AllianceBernstein Intermediate Duration Bond (shares of 2,267,637)	22,631,016
AllianceBernstein Inflation Protected Securities (shares of 2,219,486)	21,995,103
AllianceBernstein Global Real Estate Investment (shares of 2,311,135)	17,749,518
AllianceBernstein International Value (shares of 2,012,247)	15,091,854
AllianceBernstein International Growth (shares of 1,784,994)	14,494,148
AllianceBernstein High-Yield (shares of 1,383,696)	11,775,258
AllianceBernstein Small-Mid Cap Value (shares of 872,701)	7,068,878
AllianceBernstein Small-Mid Cap Growth (shares of 681,036)	6,932,944

Total investments (cost $200,861,438)	171,994,045
Receivable for capital stock sold	284,213

Total assets	172,278,258

Liabilities
Payable for capital stock redeemed	192,793
Payable for investments purchased	61,541
Distribution fee payable	35,587
Advisory fee payable	17,832
Administrative fee payable	13,016
Transfer Agent fee payable	6,320
Accrued expenses	67,166

Total liabilities	394,255

Net Assets	$171,884,003

Composition of Net Assets
Capital stock, at par	$19,809
Additional paid-in capital	220,356,962
Undistributed net investment income	1,589,722
Accumulated net realized loss on investment transactions	(21,215,097)
Net unrealized depreciation on investments	(28,867,393)

$171,884,003

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,019,513	7,618,344	$8.67	*

B	$960,165	111,742	$8.59

C	$1,873,311	218,125	$8.59

Advisor	$12,735,163	1,461,833	$8.71

R	$14,210,238	1,643,490	$8.65

K	$62,514,460	7,197,479	$8.69

I	$13,571,153	1,557,863	$8.71

*	The maximum offering price per share for Class A shares was $9.05 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

Statement of Net Assets

2015 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 5,291,949)	$48,950,531
AllianceBernstein U.S. Value (shares of 6,779,818)	48,950,289
AllianceBernstein Intermediate Duration Bond (shares of 3,327,294)	33,206,391
AllianceBernstein Global Real Estate Investment (shares of 3,726,311)	28,618,065
AllianceBernstein International Value (shares of 3,609,182)	27,068,864
AllianceBernstein International Growth (shares of 3,298,098)	26,780,556
AllianceBernstein Inflation Protected Securities (shares of 2,390,966)	23,694,474
AllianceBernstein High-Yield (shares of 2,321,737)	19,757,981
AllianceBernstein Small-Mid Cap Growth (shares of 1,367,629)	13,922,467
AllianceBernstein Small-Mid Cap Value (shares of 1,707,967)	13,834,531

Total investments (cost $342,769,236)	284,784,149
Receivable for capital stock sold	564,284
Receivable for investments sold	379,379

Total assets	285,727,812

Liabilities
Payable for capital stock redeemed	721,347
Advisory fee payable	82,982
Distribution fee payable	58,710
Administrative fee payable	13,016
Transfer Agent fee payable	10,479
Accrued expenses	77,460

Total liabilities	963,994

Net Assets	$284,763,818

Composition of Net Assets
Capital stock, at par	$32,920
Additional paid-in capital	360,053,534
Undistributed net investment income	2,613,457
Accumulated net realized loss on investment transactions	(19,951,006)
Net unrealized depreciation on investments	(57,985,087)

$284,763,818

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$95,399,576	11,047,878	$8.64	*

B	$2,415,677	282,099	$8.56

C	$2,912,550	340,290	$8.56

Advisor	$12,386,697	1,425,243	$8.69

R	$29,635,301	3,442,099	$8.61

K	$101,850,340	11,759,206	$8.66

I	$40,163,677	4,622,770	$8.69

*	The maximum offering price per share for Class A shares was $9.02 which reflects a sales charge of 4.25%.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2020 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 9,189,656)	$66,349,315
AllianceBernstein U.S. Large Cap Growth (shares of 7,115,288)	65,816,413
AllianceBernstein International Value (shares of 5,108,826)	38,316,196
AllianceBernstein International Growth (shares of 4,552,855)	36,969,179
AllianceBernstein Global Real Estate Investment (shares of 4,676,456)	35,915,181
AllianceBernstein Intermediate Duration Bond (shares of 3,376,340)	33,695,876
AllianceBernstein High-Yield (shares of 2,857,789)	24,319,786
AllianceBernstein Small-Mid Cap Value (shares of 2,468,536)	19,995,139
AllianceBernstein Small-Mid Cap Growth (shares of 1,903,689)	19,379,559
AllianceBernstein Inflation Protected Securities (shares of 1,220,999)	12,100,102

Total investments (cost $440,789,034)	352,856,746
Receivable for capital stock sold	508,281
Receivable for investments sold	126,983

Total assets	353,492,010

Liabilities
Payable for capital stock redeemed	457,242
Advisory fee payable	105,010
Distribution fee payable	76,432
Administrative fee payable	13,016
Transfer Agent fee payable	11,648
Accrued expenses	77,108

Total liabilities	740,456

Net Assets	$352,751,554

Composition of Net Assets
Capital stock, at par	$41,799
Additional paid-in capital	451,329,533
Undistributed net investment income	3,076,125
Accumulated net realized loss on investment transactions	(13,763,615)
Net unrealized depreciation on investments	(87,932,288)

$352,751,554

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$117,975,908	14,003,454	$8.42	*

B	$2,404,325	288,270	$8.34

C	$4,224,020	505,860	$8.35

Advisor	$11,242,695	1,326,045	$8.48

R	$36,530,516	4,350,250	$8.40

K	$148,183,859	17,528,751	$8.45

I	$32,190,231	3,796,381	$8.48

*	The maximum offering price per share for Class A shares was $8.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

Statement of Net Assets

2025 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 6,427,378)	$59,453,251
AllianceBernstein U.S. Value (shares of 8,220,697)	59,353,430
AllianceBernstein International Value (shares of 4,567,233)	34,254,252
AllianceBernstein International Growth (shares of 4,098,826)	33,282,464
AllianceBernstein Global Real Estate Investment (shares of 3,748,643)	28,789,576
AllianceBernstein High-Yield (shares of 2,306,604)	19,629,200
AllianceBernstein Intermediate Duration Bond (shares of 1,959,234)	19,553,158
AllianceBernstein Small-Mid Cap Value (shares of 2,156,988)	17,471,600
AllianceBernstein Small-Mid Cap Growth (shares of 1,703,216)	17,338,735

Total investments (cost $362,755,267)	289,125,666
Receivable for capital stock sold	522,447

Total assets	289,648,113

Liabilities
Payable for capital stock redeemed	500,848
Advisory fee payable	106,657
Distribution fee payable	62,793
Payable for investments purchased	59,170
Administrative fee payable	13,016
Transfer Agent fee payable	10,749
Accrued expenses	82,395

Total liabilities	835,628

Net Assets	$288,812,485

Composition of Net Assets
Capital stock, at par	$34,135
Additional paid-in capital	374,303,339
Undistributed net investment income	2,328,722
Accumulated net realized loss on investment transactions	(14,224,110)
Net unrealized depreciation on investments	(73,629,601)

$288,812,485

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$107,067,682	12,672,305	$8.45	*

B	$1,403,149	168,042	$8.35

C	$2,936,717	351,430	$8.36

Advisor	$9,658,958	1,137,119	$8.49

R	$32,469,377	3,846,678	$8.44

K	$110,551,492	13,049,317	$8.47

I	$24,725,110	2,909,761	$8.50

*	The maximum offering price per share for Class A shares was $8.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2030 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 7,869,721)	$56,819,388
AllianceBernstein U.S. Large Cap Growth (shares of 6,133,637)	56,736,140
AllianceBernstein International Value (shares of 4,375,322)	32,814,915
AllianceBernstein International Growth (shares of 3,906,922)	31,724,208
AllianceBernstein Global Real Estate Investment (shares of 2,325,876)	17,862,730
AllianceBernstein Small-Mid Cap Value (shares of 2,141,043)	17,342,449
AllianceBernstein Small-Mid Cap Growth (shares of 1,690,939)	17,213,759
AllianceBernstein Intermediate Duration Bond (shares of 1,258,289)	12,557,723
AllianceBernstein High-Yield (shares of 1,331,866)	11,334,178

Total investments (cost $315,106,608)	254,405,490
Receivable for capital stock sold	634,125

Total assets	255,039,615

Liabilities
Payable for capital stock redeemed	740,518
Advisory fee payable	68,774
Distribution fee payable	57,801
Payable for investments purchased	43,084
Administrative fee payable	13,016
Transfer Agent fee payable	9,860
Accrued expenses	79,291

Total liabilities	1,012,344

Net Assets	$254,027,271

Composition of Net Assets
Capital stock, at par	$30,415
Additional paid-in capital	320,732,598
Undistributed net investment income	1,659,555
Accumulated net realized loss on investment transactions	(7,694,179)
Net unrealized depreciation on investments	(60,701,118)

$254,027,271

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$89,796,403	10,757,433	$8.35	*

B	$1,432,943	173,718	$8.25

C	$4,270,308	517,715	$8.25

Advisor	$7,365,105	877,210	$8.40

R	$32,551,425	3,908,362	$8.33

K	$100,789,340	12,055,001	$8.36

I	$17,821,747	2,125,739	$8.38

*	The maximum offering price per share for Class A shares was $8.72 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

Statement of Net Assets

2035 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 5,755,386)	$41,553,885
AllianceBernstein U.S. Large Cap Growth (shares of 4,471,798)	41,364,130
AllianceBernstein International Value (shares of 3,161,338)	23,710,035
AllianceBernstein International Growth (shares of 2,859,840)	23,221,897
AllianceBernstein Small-Mid Cap Value (shares of 1,600,992)	12,968,035
AllianceBernstein Small-Mid Cap Growth (shares of 1,262,552)	12,852,775
AllianceBernstein Global Real Estate Investment (shares of 1,150,861)	8,838,616
AllianceBernstein Intermediate Duration Bond (shares of 860,177)	8,584,567

Total investments (cost $215,217,941)	173,093,940
Receivable for capital stock sold	562,238

Total assets	173,656,178

Liabilities
Payable for capital stock redeemed	1,386,305
Payable for investments purchased	206,914
Distribution fee payable	38,628
Advisory fee payable	30,684
Administrative fee payable	13,016
Transfer Agent fee payable	6,664
Accrued expenses	73,716

Total liabilities	1,755,927

Net Assets	$171,900,251

Composition of Net Assets
Capital stock, at par	$20,691
Additional paid-in capital	215,530,291
Undistributed net investment income	918,817
Accumulated net realized loss on investment transactions	(2,445,547)
Net unrealized depreciation on investments	(42,124,001)

$171,900,251

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$63,738,342	7,669,456	$8.31	*

B	$959,755	116,598	$8.23

C	$2,157,444	262,087	$8.23

Advisor	$5,872,358	702,870	$8.35

R	$21,675,300	2,626,053	$8.25

K	$64,027,753	7,699,930	$8.32

I	$13,469,299	1,614,342	$8.34

*	The maximum offering price per share for Class A shares was $8.68 which reflects a sales charge of 4.25%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2040 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 3,859,002)	$35,695,770
AllianceBernstein U.S. Value (shares of 4,941,849)	35,680,149
AllianceBernstein International Value (shares of 2,725,240)	20,439,299
AllianceBernstein International Growth (shares of 2,467,650)	20,037,320
AllianceBernstein Small-Mid Cap Value (shares of 1,377,368)	11,156,675
AllianceBernstein Small-Mid Cap Growth (shares of 1,095,158)	11,148,712
AllianceBernstein Global Real Estate Investment (shares of 993,734)	7,631,879
AllianceBernstein Intermediate Duration Bond (shares of 744,046)	7,425,579

Total investments (cost $177,365,832)	149,215,383
Receivable for capital stock sold	440,901

Total assets	149,656,284

Liabilities
Payable for capital stock redeemed	269,370
Payable for investments purchased	44,743
Distribution fee payable	33,957
Advisory fee payable	22,179
Administrative fee payable	13,016
Transfer Agent fee payable	5,399
Accrued expenses	70,548

Total liabilities	459,212

Net Assets	$149,197,072

Composition of Net Assets
Capital stock, at par	$17,591
Additional paid-in capital	181,030,121
Undistributed net investment income	778,603
Accumulated net realized loss on investment transactions	(4,478,794)
Net unrealized depreciation on investments	(28,150,449)

$149,197,072

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$60,062,657	7,076,181	$8.49	*

B	$914,393	108,820	$8.40

C	$2,200,272	261,762	$8.41

Advisor	$5,368,177	628,416	$8.54

R	$20,975,117	2,484,621	$8.44

K	$48,451,739	5,712,501	$8.48

I	$11,224,717	1,318,695	$8.51

*	The maximum offering price per share for Class A shares was $8.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

Statement of Net Assets

2045 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 2,368,169)	$21,905,562
AllianceBernstein U.S. Value (shares of 3,029,439)	21,872,547
AllianceBernstein International Value (shares of 1,663,163)	12,473,722
AllianceBernstein International Growth (shares of 1,515,095)	12,302,570
AllianceBernstein Small-Mid Cap Growth (shares of 675,632)	6,877,934
AllianceBernstein Small-Mid Cap Value (shares of 840,612)	6,808,958
AllianceBernstein Intermediate Duration Bond (shares of 460,733)	4,598,114
AllianceBernstein Global Real Estate Investment (shares of 597,050)	4,585,348

Total investments (cost $106,430,129)	91,424,755
Receivable for capital stock sold	327,314
Receivable due from Adviser	10,475

Total assets	91,762,544

Liabilities
Payable for capital stock redeemed	411,771
Payable for investments purchased	72,874
Distribution fee payable	20,428
Administrative fee payable	12,841
Transfer Agent fee payable	4,435
Accrued expenses	59,094

Total liabilities	581,443

Net Assets	$91,181,101

Composition of Net Assets
Capital stock, at par	$10,901
Additional paid-in capital	108,316,260
Undistributed net investment income	483,743
Accumulated net realized loss on investment transactions	(2,624,429)
Net unrealized depreciation on investments	(15,005,374)

$91,181,101

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$37,782,796	4,508,487	$8.38	*

B	$321,298	38,859	$8.27

C	$1,439,957	174,323	$8.26

Advisor	$4,472,820	530,717	$8.43

R	$12,832,783	1,543,631	$8.31

K	$26,637,724	3,187,361	$8.36

I	$7,693,723	918,086	$8.38

*	The maximum offering price per share for Class A shares was $8.75 which reflects a sales charge of 4.25%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2050 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 286,627)	$2,651,303
AllianceBernstein U.S. Value (shares of 366,846)	2,648,626
AllianceBernstein International Value (shares of 199,764)	1,498,230
AllianceBernstein International Growth (shares of 183,895)	1,493,228
AllianceBernstein Small-Mid Cap Growth (shares of 81,293)	827,565
AllianceBernstein Small-Mid Cap Value (shares of 101,418)	821,487
AllianceBernstein Intermediate Duration Bond (shares of 55,879)	557,672
AllianceBernstein Global Real Estate Investment (shares of 71,702)	550,666

Total investments (cost $8,950,383)	11,048,777
Receivable for capital stock sold	95,611
Receivable due from Adviser	23,270

Total assets	11,167,658

Liabilities
Payable for investments purchased	39,045
Legal fee payable	19,584
Audit fee payable	10,803
Payable for capital stock redeemed	7,486
Custody fee payable	4,983
Distribution fee payable	2,181
Transfer Agent fee payable	1,630
Accrued expenses	5,778

Total liabilities	91,490

Net Assets	$11,076,168

Composition of Net Assets
Capital stock, at par	$1,567
Additional paid-in capital	10,305,603
Undistributed net investment income	67,360
Accumulated net realized loss on investment transactions	(1,396,756)
Net unrealized appreciation on investments	2,098,394

$11,076,168

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$3,462,389	490,596	$7.06	*

B	$30,237	4,320	$7.00

C	$119,775	17,108	$7.00

Advisor	$1,178,098	166,067	$7.09

R	$1,539,659	218,037	$7.06

K	$3,958,521	559,382	$7.08

I	$787,489	111,015	$7.09

*	The maximum offering price per share for Class A shares was $7.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

Statement of Net Assets

2055 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 70,130)	$648,706
AllianceBernstein U.S. Value (shares of 89,757)	648,049
AllianceBernstein International Value (shares of 48,943)	367,071
AllianceBernstein International Growth (shares of 44,979)	365,225
AllianceBernstein Small-Mid Cap Growth (shares of 19,902)	202,606
AllianceBernstein Small-Mid Cap Value (shares of 24,872)	201,461
AllianceBernstein Intermediate Duration Bond (shares of 13,668)	136,406
AllianceBernstein Global Real Estate Investment (shares of 17,588)	135,076

Total investments (cost $2,318,399)	2,704,600
Receivable due from Adviser	31,535
Receivable for capital stock sold	14,069

Total assets	2,750,204

Liabilities
Legal fee payable	19,814
Audit fee payable	10,519
Payable for capital stock redeemed	8,055
Custody fee payable	4,983
Registration fee payable	4,705
Transfer Agent fee payable	2,526
Payable for investments purchased	2,301
Distribution fee payable	542
Accrued expenses	1,464

Total liabilities	54,909

Net Assets	$2,695,295

Composition of Net Assets
Capital stock, at par	$394
Additional paid-in capital	2,798,630
Undistributed net investment income	18,905
Accumulated net realized loss on investment transactions	(508,835)
Net unrealized appreciation on investments	386,201

$2,695,295

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$690,023	100,426	$6.87	*

B	$17,984	2,652	$6.78

C	$20,148	2,974	$6.77

Advisor	$247,995	35,928	$6.90

R	$268,162	39,507	$6.79

K	$1,265,127	185,227	$6.83

I	$185,856	27,182	$6.84

*	The maximum offering price per share for Class A shares was $7.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2009

	2000 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$847,974

Expenses
Advisory fee (see Note B)	$119,575
Distribution fee – Class A	16,674
Distribution fee – Class B	1,054
Distribution fee – Class C	9,271
Distribution fee – Class R	4,110
Distribution fee – Class K	30,946
Transfer agency – Class A	19,407
Transfer agency – Class B	444
Transfer agency – Class C	3,289
Transfer agency – Advisor Class	1,749
Transfer agency – Class R	2,124
Transfer agency – Class K	23,224
Transfer agency – Class I	1,604
Registration fees	87,991
Administrative	77,266
Custodian	62,533
Audit	34,127
Legal	31,313
Printing	6,649
Directors’ fees	3,894
Miscellaneous	7,513

Total expenses	544,757
Less: expenses waived and reimbursed by the Adviser (see Note B)	(369,629)
Less: expense offset arrangement (see Note B)	(19)

Net expenses		175,109

Net investment income		672,865

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(3,247,567)
Net realized gain distributions from Underlying Portfolios		91,535
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		1,505,586

Net loss on investment transactions		(1,650,446)

Net Decrease in Net Assets from Operations		$(977,581)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$1,655,212

Expenses
Advisory fee (see Note B)	$223,741
Distribution fee – Class A	62,569
Distribution fee – Class B	4,821
Distribution fee – Class C	8,566
Distribution fee – Class R	14,646
Distribution fee – Class K	34,095
Transfer agency – Class A	35,428
Transfer agency – Class B	960
Transfer agency – Class C	1,617
Transfer agency – Advisor Class	817
Transfer agency – Class R	7,169
Transfer agency – Class K	25,850
Transfer agency – Class I	1,554
Registration fees	89,467
Administrative	77,266
Custodian	62,534
Audit	34,127
Legal	31,313
Printing	7,512
Directors’ fees	3,894
Miscellaneous	7,861

Total expenses	735,807
Less: expenses waived and reimbursed by the Adviser (see Note B)	(375,142)
Less: expense offset arrangement (see Note B)	(24)

Net expenses		360,641

Net investment income		1,294,571

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(8,173,724)
Net realized gain distributions from Underlying Portfolios		270,187
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		1,682,486

Net loss on investment transactions		(6,221,051)

Net Decrease in Net Assets from Operations		$(4,926,480)

See notes to financial statements.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$5,737,128

Expenses
Advisory fee (see Note B)	$889,541
Distribution fee – Class A	175,163
Distribution fee – Class B	8,843
Distribution fee – Class C	17,099
Distribution fee – Class R	55,801
Distribution fee – Class K	132,602
Transfer agency – Class A	101,603
Transfer agency – Class B	1,876
Transfer agency – Class C	3,363
Transfer agency – Advisor Class	19,094
Transfer agency – Class R	27,149
Transfer agency – Class K	95,357
Transfer agency – Class I	10,882
Registration fees	91,494
Administrative	77,266
Custodian	62,533
Audit	34,127
Legal	31,313
Printing	19,295
Directors’ fees	3,894
Miscellaneous	9,840

Total expenses	1,868,135
Less: expenses waived and reimbursed by the Adviser (see Note B)	(589,034)
Less: expense offset arrangement (see Note B)	(53)

Net expenses		1,279,048

Net investment income		4,458,080

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(16,603,876)
Net realized gain distributions from Underlying Portfolios		1,107,298
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(8,772,392)

Net loss on investment transactions		(24,268,970)

Net Decrease in Net Assets from Operations		$(19,810,890)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$8,568,886

Expenses
Advisory fee (see Note B)	$1,409,738
Distribution fee – Class A	240,558
Distribution fee – Class B	23,624
Distribution fee – Class C	24,106
Distribution fee – Class R	114,782
Distribution fee – Class K	209,101
Transfer agency – Class A	110,286
Transfer agency – Class B	4,063
Transfer agency – Class C	4,103
Transfer agency – Advisor Class	12,741
Transfer agency – Class R	55,802
Transfer agency – Class K	158,055
Transfer agency – Class I	29,605
Registration fees	95,112
Administrative	77,266
Custodian	62,533
Audit	34,127
Legal	31,313
Printing	27,809
Directors’ fees	3,894
Miscellaneous	12,019

Total expenses	2,740,637
Less: expenses waived and reimbursed by the Adviser (see Note B)	(624,667)
Less: expense offset arrangement (see Note B)	(79)

Net expenses		2,115,891

Net investment income		6,452,995

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(20,447,841)
Net realized gain distributions from Underlying Portfolios		1,986,409
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(18,997,263)

Net loss on investment transactions		(37,458,695)

Net Decrease in Net Assets from Operations		$(31,005,700)

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$9,500,251

Expenses
Advisory fee (see Note B)	$1,688,204
Distribution fee – Class A	286,803
Distribution fee – Class B	23,355
Distribution fee – Class C	33,244
Distribution fee – Class R	144,002
Distribution fee – Class K	293,127
Transfer agency – Class A	144,894
Transfer agency – Class B	4,446
Transfer agency – Class C	6,212
Transfer agency – Advisor Class	12,827
Transfer agency – Class R	72,439
Transfer agency – Class K	221,166
Transfer agency – Class I	28,673
Registration fees	96,793
Administrative	77,266
Custodian	62,533
Printing	34,436
Audit	34,127
Legal	31,313
Directors’ fees	3,894
Miscellaneous	13,260

Total expenses	3,313,014
Less: expenses waived and reimbursed by the Adviser (see Note B)	(619,089)
Less: expense offset arrangement (see Note B)	(96)

Net expenses		2,693,829

Net investment income		6,806,422

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(15,647,698)
Net realized gain distributions from Underlying Portfolios		2,646,707
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(32,978,921)

Net loss on investment transactions		(45,979,912)

Net Decrease in Net Assets from Operations		$(39,173,490)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$7,175,512

Expenses
Advisory fee (see Note B)	$1,481,111
Distribution fee – Class A	260,592
Distribution fee – Class B	12,643
Distribution fee – Class C	23,848
Distribution fee – Class R	118,265
Distribution fee – Class K	221,358
Transfer agency – Class A	161,700
Transfer agency – Class B	3,085
Transfer agency – Class C	5,377
Transfer agency – Advisor Class	12,330
Transfer agency – Class R	58,508
Transfer agency – Class K	167,648
Transfer agency – Class I	22,246
Registration fees	96,007
Administrative	77,266
Custodian	62,533
Audit	34,127
Legal	31,313
Printing	31,195
Directors’ fees	3,894
Miscellaneous	11,930

Total expenses	2,896,976
Less: expenses waived and reimbursed by the Adviser (see Note B)	(665,132)
Less: expense offset arrangement (see Note B)	(95)

Net expenses		2,231,749

Net investment income		4,943,763

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(15,860,755)
Net realized gain distributions from Underlying Portfolios		2,469,086
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(27,479,779)

Net loss on investment transactions		(40,871,448)

Net Decrease in Net Assets from Operations		$(35,927,685)

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$5,623,297

Expenses
Advisory fee (see Note B)	$1,262,554
Distribution fee – Class A	207,471
Distribution fee – Class B	12,696
Distribution fee – Class C	30,598
Distribution fee – Class R	123,640
Distribution fee – Class K	193,061
Transfer agency – Class A	140,785
Transfer agency – Class B	3,268
Transfer agency – Class C	7,474
Transfer agency – Advisor Class	10,787
Transfer agency – Class R	63,219
Transfer agency – Class K	145,708
Transfer agency – Class I	14,308
Registration fees	95,855
Administrative	77,266
Custodian	62,533
Audit	34,127
Printing	31,361
Legal	31,313
Directors’ fees	3,894
Miscellaneous	11,121

Total expenses	2,563,039
Less: expenses waived and reimbursed by the Adviser (see Note B)	(596,960)
Less: expense offset arrangement (see Note B)	(93)

Net expenses		1,965,986

Net investment income		3,657,311

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(9,275,877)
Net realized gain distributions from Underlying Portfolios		2,232,260
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(23,712,130)

Net loss on investment transactions		(30,755,747)

Net Decrease in Net Assets from Operations		$(27,098,436)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$3,385,318

Expenses
Advisory fee (see Note B)	$845,770
Distribution fee – Class A	146,284
Distribution fee – Class B	8,903
Distribution fee – Class C	15,981
Distribution fee – Class R	78,078
Distribution fee – Class K	124,252
Transfer agency – Class A	107,444
Transfer agency – Class B	2,452
Transfer agency – Class C	4,216
Transfer agency – Advisor Class	8,371
Transfer agency – Class R	37,910
Transfer agency – Class K	93,946
Transfer agency – Class I	11,106
Registration fees	93,278
Administrative	77,266
Custodian	62,533
Audit	34,127
Legal	31,313
Printing	24,338
Directors’ fees	3,894
Miscellaneous	10,080

Total expenses	1,821,542
Less: expenses waived and reimbursed by the Adviser (see Note B)	(511,106)
Less: expense offset arrangement (see Note B)	(85)

Net expenses		1,310,351

Net investment income		2,074,967

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(3,452,850)
Net realized gain distributions from Underlying Portfolios		1,582,925
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(18,390,673)

Net loss on investment transactions		(20,260,598)

Net Decrease in Net Assets from Operations		$(18,185,631)

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$2,800,514

Expenses
Advisory fee (see Note B)	$707,393
Distribution fee – Class A	135,320
Distribution fee – Class B	8,002
Distribution fee – Class C	15,830
Distribution fee – Class R	74,201
Distribution fee – Class K	86,910
Transfer agency – Class A	112,877
Transfer agency – Class B	2,443
Transfer agency – Class C	5,092
Transfer agency – Advisor Class	8,827
Transfer agency – Class R	36,222
Transfer agency – Class K	65,509
Transfer agency – Class I	8,883
Registration fees	92,703
Administrative	77,266
Custodian	62,533
Audit	34,127
Legal	31,313
Printing	22,961
Directors’ fees	3,895
Miscellaneous	9,201

Total expenses	1,601,508
Less: expenses waived and reimbursed by the Adviser (see Note B)	(497,591)
Less: expense offset arrangement (see Note B)	(80)

Net expenses		1,103,837

Net investment income		1,696,677

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(4,940,175)
Net realized gain distributions from Underlying Portfolios		1,291,470
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(9,971,620)

Net loss on investment transactions		(13,620,325)

Net Decrease in Net Assets from Operations		$(11,923,648)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$1,656,078

Expenses
Advisory fee (see Note B)	$418,052
Distribution fee – Class A	85,344
Distribution fee – Class B	2,590
Distribution fee – Class C	10,318
Distribution fee – Class R	43,602
Distribution fee – Class K	45,828
Transfer agency – Class A	85,936
Transfer agency – Class B	1,077
Transfer agency – Class C	3,732
Transfer agency – Advisor Class	8,306
Transfer agency – Class R	21,163
Transfer agency – Class K	34,633
Transfer agency – Class I	5,489
Registration fees	90,030
Administrative	77,266
Custodian	62,533
Audit	34,127
Legal	31,313
Printing	19,390
Directors’ fees	3,895
Miscellaneous	8,251

Total expenses	1,092,875
Less: expenses waived and reimbursed by the Adviser (see Note B)	(442,046)
Less: expense offset arrangement (see Note B)	(74)

Net expenses		650,755

Net investment income		1,005,323

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(3,033,766)
Net realized gain distributions from Underlying Portfolios		751,878
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(4,721,685)

Net loss on investment transactions		(7,003,573)

Net Decrease in Net Assets from Operations		$(5,998,250)

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$136,108

Expenses
Advisory fee (see Note B)	$37,456
Distribution fee – Class A	5,581
Distribution fee – Class B	250
Distribution fee – Class C	717
Distribution fee – Class R	3,674
Distribution fee – Class K	5,172
Transfer agency – Class A	15,804
Transfer agency – Class B	265
Transfer agency – Class C	653
Transfer agency – Advisor Class	5,073
Transfer agency – Class R	761
Transfer agency – Class K	1,841
Transfer agency – Class I	191
Registration fees	86,710
Administrative	77,266
Custodian	62,533
Audit	36,452
Legal	27,165
Directors’ fees	3,894
Printing	1,428
Miscellaneous	5,839

Total expenses	378,725
Less: expenses waived and reimbursed by the Adviser (see Note B)	(321,831)
Less: expense offset arrangement (see Note B)	(11)

Net expenses		56,883

Net investment income		79,225

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(1,336,709)
Net realized gain distributions from Underlying Portfolios		46,429
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		2,229,636

Net gain on investment transactions		939,356

Net Increase in Net Assets from Operations		$1,018,581

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$36,706

Expenses
Advisory fee (see Note B)	$10,021
Distribution fee – Class A	1,518
Distribution fee – Class B	130
Distribution fee – Class C	335
Distribution fee – Class R	769
Distribution fee – Class K	1,529
Transfer agency – Class A	13,378
Transfer agency – Class B	385
Transfer agency – Class C	955
Transfer agency – Advisor Class	3,603
Transfer agency – Class R	123
Transfer agency – Class K	394
Transfer agency – Class I	13
Registration fees	86,310
Administrative	77,266
Custodian	62,533
Audit	32,860
Legal	27,165
Directors’ fees	3,894
Printing	567
Miscellaneous	5,029

Total expenses	328,777
Less: expenses waived and reimbursed by the Adviser (see Note B)	(313,389)
Less: expense offset arrangement (see Note B)	(7)

Net expenses		15,381

Net investment income		21,325

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(504,338)
Net realized gain distributions from Underlying Portfolios		15,032
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		443,161

Net loss on investment transactions		(46,145)

Net Decrease in Net Assets from Operations		$(24,820)

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$672,865	$645,174
Net realized loss on sale of Underlying Portfolio shares	(3,247,567)	(723,866)
Net realized gain distributions from Underlying Portfolios	91,535	382,712
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	1,505,586	(1,367,549)

Net decrease in net assets from operations	(977,581)	(1,063,529)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(126,065)	(202,066)
Class B	(1,551)	(5,359)
Class C	(14,497)	(41,645)
Advisor Class	(13,633)	(14,534)
Class R	(10,119)	(10,671)
Class K	(293,941)	(212,731)
Class I	(48,014)	(30,069)
Net realized gain on investment transactions
Class A	(103,886)	(84,879)
Class B	(2,141)	(2,408)
Class C	(20,004)	(18,710)
Advisor Class	(9,865)	(5,776)
Class R	(9,006)	(5,845)
Class K	(228,478)	(84,547)
Class I	(32,998)	(10,992)
Capital Stock Transactions
Net increase	4,572,726	12,920,120

Total increase	2,680,947	11,126,359
Net Assets
Beginning of period	23,312,946	12,186,587

End of period (including undistributed net investment income of $359,479 and $199,917, respectively)	$25,993,893	$23,312,946

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

Statement of Changes in Net Assets

	2005 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,294,571	$1,265,254
Net realized loss on sale of Underlying Portfolio shares	(8,173,724)	(855,460)
Net realized gain distributions from Underlying Portfolios	270,187	973,149
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	1,682,486	(4,708,939)

Net decrease in net assets from operations	(4,926,480)	(3,325,996)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(661,565)	(530,409)
Class B	(9,832)	(17,450)
Class C	(16,905)	(60,418)
Advisor Class	(12,973)	(7,033)
Class R	(82,538)	(107,886)
Class K	(451,747)	(206,448)
Class I	(46,839)	(57,274)
Net realized gain on investment transactions
Class A	(588,338)	(387,138)
Class B	(13,885)	(14,485)
Class C	(23,871)	(50,151)
Advisor Class	(10,644)	(4,802)
Class R	(84,720)	(78,971)
Class K	(403,284)	(149,822)
Class I	(38,428)	(38,082)
Capital Stock Transactions
Net increase	7,308,577	21,020,777

Total increase (decrease)	(63,472)	15,984,412
Net Assets
Beginning of period	44,478,016	28,493,604

End of period (including undistributed net investment income of $377,206 and $382,644, respectively)	$44,414,544	$44,478,016

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,458,080	$5,325,190
Net realized loss on sale of Underlying Portfolio shares	(16,603,876)	(4,646,684)
Net realized gain distributions from Underlying Portfolios	1,107,298	4,859,063
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(8,772,392)	(21,748,607)

Net decrease in net assets from operations	(19,810,890)	(16,211,038)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,808,305)	(1,708,541)
Class B	(21,143)	(25,818)
Class C	(42,784)	(52,333)
Advisor Class	(371,366)	(277,927)
Class R	(295,126)	(251,808)
Class K	(1,476,233)	(1,369,229)
Class I	(405,685)	(385,742)
Net realized gain on investment transactions
Class A	(2,199,867)	(838,738)
Class B	(35,897)	(16,466)
Class C	(72,638)	(33,378)
Advisor Class	(408,371)	(127,187)
Class R	(403,513)	(129,501)
Class K	(1,846,786)	(668,118)
Class I	(454,191)	(177,529)
Capital Stock Transactions
Net increase	23,096,277	95,871,525

Total increase (decrease)	(6,556,518)	73,598,172
Net Assets
Beginning of period	178,440,521	104,842,349

End of period (including undistributed net investment income of $1,589,722 and $1,606,832, respectively)	$171,884,003	$178,440,521

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,452,995	$7,253,536
Net realized loss on sale of Underlying Portfolio shares	(20,447,841)	(1,028,294)
Net realized gain distributions from Underlying Portfolios	1,986,409	7,579,485
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(18,997,263)	(42,155,051)

Net decrease in net assets from operations	(31,005,700)	(28,350,324)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,071,494)	(2,131,105)
Class B	(48,488)	(75,280)
Class C	(45,943)	(55,616)
Advisor Class	(268,376)	(62,600)
Class R	(516,359)	(299,153)
Class K	(2,081,949)	(2,009,173)
Class I	(1,110,105)	(864,409)
Net realized gain on investment transactions
Class A	(2,596,397)	(646,589)
Class B	(87,786)	(29,392)
Class C	(83,178)	(21,715)
Advisor Class	(300,972)	(17,578)
Class R	(715,157)	(95,495)
Class K	(2,707,511)	(609,594)
Class I	(1,249,996)	(244,127)
Capital Stock Transactions
Net increase	44,953,553	147,278,764

Total increase	64,142	111,766,614
Net Assets
Beginning of period	284,699,676	172,933,062

End of period (including undistributed net investment income of $2,613,457 and $2,350,973, respectively)	$284,763,818	$284,699,676

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,806,422	$8,301,852
Net realized loss on sale of Underlying Portfolio shares	(15,647,698)	(553,510)
Net realized gain distributions from Underlying Portfolios	2,646,707	10,103,985
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(32,978,921)	(58,161,274)

Net decrease in net assets from operations	(39,173,490)	(40,308,947)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,322,421)	(2,298,344)
Class B	(41,141)	(63,765)
Class C	(56,747)	(52,169)
Advisor Class	(221,985)	(91,286)
Class R	(558,375)	(530,900)
Class K	(2,545,047)	(2,252,449)
Class I	(690,806)	(838,817)
Net realized gain on investment transactions
Class A	(3,608,745)	(784,232)
Class B	(96,634)	(28,371)
Class C	(133,289)	(23,212)
Advisor Class	(307,130)	(28,722)
Class R	(1,025,329)	(186,832)
Class K	(4,101,858)	(763,414)
Class I	(978,104)	(267,257)
Capital Stock Transactions
Net increase	77,291,523	187,691,871

Total increase	21,430,422	139,173,154
Net Assets
Beginning of period	331,321,132	192,147,978

End of period (including undistributed net investment income of $3,076,125 and $2,813,248, respectively)	$352,751,554	$331,321,132

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,943,763	$6,375,177
Net realized loss on sale of Underlying Portfolio shares	(15,860,755)	(555,363)
Net realized gain distributions from Underlying Portfolios	2,469,086	8,952,625
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(27,479,779)	(50,455,279)

Net decrease in net assets from operations	(35,927,685)	(35,682,840)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,799,605)	(2,023,439)
Class B	(17,959)	(32,597)
Class C	(32,119)	(38,148)
Advisor Class	(147,596)	(31,175)
Class R	(404,481)	(289,764)
Class K	(1,840,242)	(1,740,125)
Class I	(437,437)	(561,656)
Net realized gain on investment transactions
Class A	(3,449,243)	(800,797)
Class B	(56,694)	(16,671)
Class C	(101,396)	(19,509)
Advisor Class	(246,249)	(11,227)
Class R	(886,005)	(119,314)
Class K	(3,635,324)	(683,839)
Class I	(733,619)	(202,921)
Capital Stock Transactions
Net increase	64,278,681	143,886,605

Total increase	14,563,027	101,632,583
Net Assets
Beginning of period	274,249,458	172,616,875

End of period (including undistributed net investment income of $2,328,722 and $2,142,350, respectively)	$288,812,485	$274,249,458

See notes to financial statements.

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,657,311	$4,318,617
Net realized loss on sale of Underlying Portfolio shares	(9,275,877)	(893,070)
Net realized gain distributions from Underlying Portfolios	2,232,260	7,042,857
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(23,712,130)	(39,937,993)

Net decrease in net assets from operations	(27,098,436)	(29,469,589)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,227,058)	(1,260,512)
Class B	(14,593)	(24,630)
Class C	(31,391)	(35,083)
Advisor Class	(104,483)	(16,193)
Class R	(358,830)	(332,502)
Class K	(1,222,059)	(1,193,059)
Class I	(294,248)	(298,341)
Net realized gain on investment transactions
Class A	(2,479,858)	(329,049)
Class B	(51,432)	(8,748)
Class C	(110,636)	(12,461)
Advisor Class	(181,900)	(3,870)
Class R	(871,445)	(88,576)
Class K	(2,577,920)	(308,960)
Class I	(512,275)	(71,558)
Capital Stock Transactions
Net increase	74,556,584	133,535,954

Total increase	37,420,020	100,082,823
Net Assets
Beginning of period	216,607,251	116,524,428

End of period (including undistributed net investment income of $1,659,555 and $1,323,858, respectively)	$254,027,271	$216,607,251

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Statement of Changes in Net Assets

	2035 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,074,967	$2,627,545
Net realized loss on sale of Underlying Portfolio shares	(3,452,850)	(897,027)
Net realized gain distributions from Underlying Portfolios	1,582,925	4,785,061
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(18,390,673)	(26,123,366)

Net decrease in net assets from operations	(18,185,631)	(19,607,787)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(712,690)	(810,742)
Class B	(7,009)	(13,483)
Class C	(11,438)	(16,933)
Advisor Class	(62,440)	(23,713)
Class R	(202,113)	(108,356)
Class K	(705,866)	(780,375)
Class I	(171,823)	(224,125)
Net realized gain on investment transactions
Class A	(1,649,199)	(280,510)
Class B	(34,429)	(6,998)
Class C	(56,434)	(8,788)
Advisor Class	(121,411)	(7,393)
Class R	(519,189)	(38,800)
Class K	(1,660,861)	(258,027)
Class I	(329,523)	(68,576)
Capital Stock Transactions
Net increase	50,708,508	89,312,213

Total increase	26,278,452	67,057,607
Net Assets
Beginning of period	145,621,799	78,564,192

End of period (including undistributed net investment income of $918,817 and $717,229, respectively)	$171,900,251	$145,621,799

See notes to financial statements.

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2040 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,696,677	$1,866,401
Net realized loss on sale of Underlying Portfolio shares	(4,940,175)	(1,007,355)
Net realized gain distributions from Underlying Portfolios	1,291,470	3,347,115
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(9,971,620)	(19,129,798)

Net decrease in net assets from operations	(11,923,648)	(14,923,637)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(640,414)	(550,258)
Class B	(6,970)	(12,882)
Class C	(12,759)	(9,291)
Advisor Class	(54,601)	(7,711)
Class R	(162,097)	(194,921)
Class K	(434,130)	(434,801)
Class I	(138,722)	(159,738)
Net realized gain on investment transactions
Class A	(1,340,025)	(131,368)
Class B	(26,702)	(4,521)
Class C	(48,875)	(3,261)
Advisor Class	(97,113)	(1,689)
Class R	(424,865)	(46,326)
Class K	(931,880)	(99,329)
Class I	(241,551)	(34,138)
Capital Stock Transactions
Net increase	54,982,101	78,640,605

Total increase	38,497,749	62,026,734
Net Assets
Beginning of period	110,699,323	48,672,589

End of period (including undistributed net investment income of $778,603 and $531,619, respectively)	$149,197,072	$110,699,323

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Statement of Changes in Net Assets

	2045 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,005,323	$1,132,175
Net realized loss on sale of Underlying Portfolio shares	(3,033,766)	(485,286)
Net realized gain distributions from Underlying Portfolios	751,878	2,043,107
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(4,721,685)	(11,323,908)

Net decrease in net assets from operations	(5,998,250)	(8,633,912)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(373,489)	(428,990)
Class B	(2,358)	(4,497)
Class C	(8,995)	(6,671)
Advisor Class	(37,230)	(15,094)
Class R	(105,423)	(62,448)
Class K	(236,780)	(255,636)
Class I	(77,238)	(64,422)
Net realized gain on investment transactions
Class A	(852,234)	(254,771)
Class B	(8,703)	(3,822)
Class C	(33,203)	(5,671)
Advisor Class	(69,736)	(8,082)
Class R	(249,634)	(37,746)
Class K	(499,427)	(141,328)
Class I	(132,786)	(32,937)
Capital Stock Transactions
Net increase	33,388,458	42,174,120

Total increase	24,702,972	32,218,093
Net Assets
Beginning of period	66,478,129	34,260,036

End of period (including undistributed net investment income of $483,743 and $319,936, respectively)	$91,181,101	$66,478,129

See notes to financial statements.

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2050 Retirement Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$79,225	$11,831
Net realized loss on sale of Underlying Portfolio shares	(1,336,709)	(62,899)
Net realized gain distributions from Underlying Portfolios	46,429	20,277
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	2,229,636	(130,379)

Net increase (decrease) in net assets from operations	1,018,581	(161,170)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,675)	(4,459)
Class B	(45)	(133)
Class C	(105)	(108)
Advisor Class	(2,199)	(302)
Class R	(950)	(121)
Class K	(3,761)	(482)
Class I	(1,506)	(446)
Net realized gain on investment transactions
Class A	(26,939)	(151)
Class B	(461)	(6)
Class C	(1,078)	(5)
Advisor Class	(7,767)	(10)
Class R	(7,667)	(5)
Class K	(16,346)	(16)
Class I	(5,672)	(14)
Capital Stock Transactions
Net increase	7,723,180	2,513,984

Total increase	8,660,590	2,346,556
Net Assets
Beginning of period	2,415,578	69,022

End of period (including undistributed net investment income of $67,360 and $5,780, respectively)	$11,076,168	$2,415,578

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Statement of Changes in Net Assets

	2055 Retirement Strategy
	Year Ended August 31, 2009		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,325		$6,634
Net realized loss on sale of Underlying Portfolio shares	(504,338)		(18,672)
Net realized gain distributions from Underlying Portfolios	15,032		7,801
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	443,161		(56,087)

Net decrease in net assets from operations	(24,820)		(60,324)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(649)
Class B	– 0	–	(242)
Class C	– 0	–	(855)
Advisor Class	– 0	–	(301)
Class R	(826)		(249)
Class K	(4,066)		(252)
Class I	(679)		(278)
Net realized gain on investment transactions
Class A	(2,829)		(322)
Class B	(77)		(131)
Class C	(198)		(463)
Advisor Class	(657)		(144)
Class R	(672)		(131)
Class K	(2,883)		(134)
Class I	(434)		(133)
Capital Stock Transactions
Net increase	1,698,216		1,028,260

Total increase	1,660,075		963,652
Net Assets
Beginning of period	1,035,220		71,568

End of period (including undistributed net investment income of $18,905 and $3,808, respectively)	$2,695,295		$1,035,220

See notes to financial statements.

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2009

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies Portfolios (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 13 portfolios, which are the twelve Strategies and the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio. The AllianceBernstein Blended Style Series Global Blend Portfolio, formerly a series of the company ceased operations on November 24, 2008. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Strategy” together, the “Strategies”). The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Notes to Financial Statements

transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

The Strategies adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
2000 Retirement Strategy
Investment Companies	$25,983,516	$—	$—	$25,983,516

2005 Retirement Strategy
Investment Companies	$44,460,414	$—	$—	$44,460,414

2010 Retirement Strategy
Investment Companies	$171,994,045	$—	$—	$171,994,045

2015 Retirement Strategy
Investment Companies	$284,784,149	$—	$—	$284,784,149

2020 Retirement Strategy
Investment Companies	$352,856,746	$—	$—	$352,856,746

2025 Retirement Strategy
Investment Companies	$289,125,666	$—	$—	$289,125,666

2030 Retirement Strategy
Investment Companies	$254,405,490	$—	$—	$254,405,490

2035 Retirement Strategy
Investment Companies	$173,093,940	$—	$—	$173,093,940

2040 Retirement Strategy
Investment Companies	$149,215,383	$—	$—	$149,215,383

2045 Retirement Strategy
Investment Companies	$91,424,755	$—	$—	$91,424,755

2050 Retirement Strategy
Investment Companies	$11,048,777	$—	$—	$11,048,777

2055 Retirement Strategy
Investment Companies	$2,704,600	$—	$—	$2,704,600

3. Taxes

It is each Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Notes to Financial Statements

Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to its net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Recent Accounting Pronouncements

During the period ended August 31, 2009, the Strategies adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Strategies did not engage in derivative transactions for the year ended August 31, 2009. The Strategies may invest indirectly in derivatives through their investments in the Underlying Portfolios.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165, “Subsequent Events”, adopted by the Strategies as of August 31, 2009, management has evaluated the possibility of subsequent events existing in the Strategies’ financial statements issued on October 27, 2009. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000 and 2005	0.55%	0.45%	0.40%
2010, 2015 and 2020	0.60%	0.50%	0.45%
2025, 2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

For the year ended August 31, 2009, such waivers and reimbursement amounted to:

Strategy	Amount	Strategy	Amount
2000	$292,363	2030	$596,960
2005	297,876	2035	511,106
2010	589,034	2040	497,591
2015	624,667	2045	377,621
2020	619,089	2050	244,565
2025	665,132	2055	236,123

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Strategies. For the year ended August 31, 2009 the cost’s of these services for the following Strategies amounted to:

Strategy	Administrative Fees
2000	$77,266
2005	77,266
2010	77,266
2015	77,266
2020	77,266
2025	77,266
2030	77,266
2035	77,266
2040	77,266
2045	77,266
2050	77,266
2055	77,266

For the year ended August 31, 2009 the Adviser voluntarily agreed to waive such fees for the following Strategies:

Strategy	Administrative Fees
2000	$77,266
2005	77,266
2045	64,425
2050	77,266
2055	77,266

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2009, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$18,003	2030	$86,309
2005	18,423	2035	60,273
2010	56,042	2040	57,331
2015	86,759	2045	43,382
2020	110,536	2050	18,099
2025	90,533	2055	18,100

For the year ended August 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced under an expense offset arrangement with ABIS as follows:

Strategy	Reduction	Strategy	Reduction
2000	$19	2030	$93
2005	24	2035	85
2010	53	2040	80

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Strategy	Reduction	Strategy	Reduction
2015	$79	2045	$74
2020	96	2050	11
2025	95	2055	7

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
2000	$25	$223	$1,340	$159
2005	61	154	1,047	150
2010	1,042	2,512	3,156	559
2015	1,043	1,514	5,775	467
2020	2,007	4,932	5,667	2,094
2025	1,159	3,294	3,375	404
2030	1,939	6,721	2,992	191
2035	1,554	2,739	1,479	89
2040	704	4,035	806	199
2045	563	2,366	178	1,349
2050	168	292	1	55
2055	48	547	0	41

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$63,834	$113,829	$233,912	$882,267
2005	81,330	119,242	254,090	418,770
2010	71,637	102,946	311,688	699,761

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Notes to Financial Statements

Strategy	Class B	Class C	Class R	Class K
2015	$133,304	$88,867	$340,205	$796,446
2020	134,841	101,356	406,087	969,528
2025	93,052	86,340	359,649	938,622
2030	104,239	106,220	407,496	865,264
2035	99,838	98,875	313,133	773,908
2040	136,218	75,239	376,046	638,755
2045	83,488	80,829	332,976	563,449
2050	7,872	15,818	342,232	154,974
2055	22,209	62,024	98,630	268,523

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2009 were as follows:

Strategy	Purchases	Sales
2000	$13,409,727	$8,899,999
2005	24,193,030	17,598,131
2010	49,971,694	30,415,051
2015	79,205,358	38,515,820
2020	95,338,312	24,267,933
2025	79,951,044	21,340,828
2030	82,083,949	11,092,330
2035	54,819,387	5,025,315
2040	59,672,958	5,979,069
2045	36,832,500	3,917,152
2050	10,452,200	2,689,354
2055	3,068,388	1,316,849

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
2000	$28,651,940	$740,496	$(3,408,920)	$(2,668,424)
2005	52,978,773	275,395	(8,793,754)	(8,518,359)
2010	215,461,102	648,956	(44,116,013)	(43,467,057)
2015	356,742,978	1,222,829	(73,181,658)	(71,958,829)
2020	448,796,171	1,017,050	(96,956,475)	(95,939,425)
2025	376,979,379	575,520	(88,429,231)	(87,853,711)
2030	322,024,801	284,626	(67,903,937)	(67,619,311)
2035	218,310,287	219,712	(45,436,059)	(45,216,347)

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
2040	$182,417,141	$226,965	$(33,428,723)	$(33,201,758)
2045	109,625,432	145,456	(18,346,133)	(18,200,677)
2050	10,292,841	755,936	—	755,936
2055	2,823,156	386,201	(504,757)	(118,556)

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2000 Retirement Strategy
Class A
Shares sold	457,901	314,776	$3,969,037	$3,557,706

Shares issued in reinvestment of dividends and distributions	28,327	25,516	227,465	286,039

Shares converted from Class B	2,400	1,996	20,647	22,066

Shares redeemed	(344,172)	(245,471)	(2,931,164)	(2,694,759)

Net increase	144,456	96,817	$1,285,985	$1,171,052

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2000 Retirement Strategy
Class B
Shares sold	8,599	14,313	$73,873	$155,031

Shares issued in reinvestment of dividends and distributions	445	629	3,539	6,974

Shares converted to Class A	(2,442)	(2,022)	(20,647)	(22,066)

Shares redeemed	(14,356)	(11,534)	(116,822)	(125,234)

Net increase (decrease)	(7,754)	1,386	$(60,057)	$14,705

Class C
Shares sold	64,908	115,106	$551,145	$1,319,996

Shares issued in reinvestment of dividends and distributions	4,335	4,748	34,502	52,604

Shares redeemed	(101,120)	(28,902)	(821,555)	(318,105)

Net increase (decrease)	(31,877)	90,952	$(235,908)	$1,054,495

Advisor Class
Shares sold	12,431	76,189	$105,257	$916,069

Shares issued in reinvestment of dividends and distributions	2,530	1,757	20,366	19,752

Shares redeemed	(11,549)	(26,972)	(104,252)	(321,674)

Net increase	3,412	50,974	$21,371	$614,147

Class R
Shares sold	151,547	393,516	$1,229,597	$4,511,801

Shares issued in reinvestment of dividends and distributions	2,408	1,447	19,125	16,062

Shares redeemed	(31,777)	(394,519)	(267,703)	(4,643,681)

Net increase (decrease)	122,178	444	$981,019	$(115,818)

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2000 Retirement Strategy
Class K
Shares sold	1,183,348	1,556,649	$9,438,881	$16,675,691

Shares issued in reinvestment of dividends and distributions	66,381	26,949	522,419	296,711

Shares redeemed	(1,034,822)	(655,853)	(8,505,831)	(6,970,455)

Net increase	214,907	927,745	$1,455,469	$10,001,947

Class I
Shares sold	176,204	37,282	$1,408,805	$423,807

Shares issued in reinvestment of dividends and distributions	10,267	3,665	81,012	40,460

Shares redeemed	(44,832)	(26,094)	(364,970)	(284,675)

Net increase	141,639	14,853	$1,124,847	$179,592

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2005 Retirement Strategy
Class A
Shares sold	2,299,601	1,534,238	$20,833,484	$17,265,616

Shares issued in reinvestment of dividends and distributions	167,135	82,082	1,246,828	914,390

Shares converted from Class B	4,727	6,662	35,897	71,506

Shares redeemed	(1,653,074)	(972,377)	(14,286,341)	(10,736,426)

Net increase	818,389	650,605	$7,829,868	$7,515,086

Class B
Shares sold	16,425	11,953	$132,952	$135,397

Shares issued in reinvestment of dividends and distributions	3,192	2,759	23,717	30,434

Shares converted to Class A	(4,785)	(6,745)	(35,897)	(71,506)

Shares redeemed	(10,472)	(4,038)	(85,163)	(44,098)

Net increase	4,360	3,929	$35,609	$50,227

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2005 Retirement Strategy
Class C
Shares sold	47,511	22,921	$430,738	$255,412

Shares issued in reinvestment of dividends and distributions	5,459	9,494	40,507	104,628

Shares redeemed	(31,575)	(135,630)	(249,200)	(1,420,844)

Net increase (decrease)	21,395	(103,215)	$222,045	$(1,060,804)

Advisor Class
Shares sold	28,222	23,345	$225,525	$263,539

Shares issued in reinvestment of dividends and distributions	3,153	1,002	23,617	11,192

Shares redeemed	(496)	(1,432)	(4,096)	(15,881)

Net increase	30,879	22,915	$245,046	$258,850

Class R
Shares sold	235,869	160,523	$1,835,501	$1,734,725

Shares issued in reinvestment of dividends and distributions	22,482	16,824	167,258	186,239

Shares redeemed	(226,180)	(145,602)	(1,756,326)	(1,581,671)

Net increase	32,171	31,745	$246,433	$339,293

Class K
Shares sold	1,017,829	1,689,207	$7,765,552	$18,280,130

Shares issued in reinvestment of dividends and distributions	114,769	32,012	855,031	355,648

Shares redeemed	(1,337,791)	(493,652)	(10,059,828)	(5,295,025)

Net increase (decrease)	(205,193)	1,227,567	$(1,439,245)	$13,340,753

Class I
Shares sold	102,693	105,919	$820,287	$1,224,124

Shares issued in reinvestment of dividends and distributions	11,430	8,509	85,266	94,701

Shares redeemed	(93,599)	(66,707)	(736,732)	(741,453)

Net increase	20,524	47,721	$168,821	$577,372

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2010 Retirement Strategy
Class A
Shares sold	4,168,987	7,566,891	$32,933,596	$85,231,825

Shares issued in reinvestment of dividends and distributions	552,630	222,298	3,984,467	2,545,312

Shares converted from Class B	7,445	4,009	56,830	45,607

Shares redeemed	(3,902,774)	(4,933,403)	(29,321,852)	(54,106,191)

Net increase	826,288	2,859,795	$7,653,041	$33,716,553

Class B
Shares sold	35,389	50,464	$281,677	$577,371

Shares issued in reinvestment of dividends and distributions	7,303	3,623	52,433	41,261

Shares converted to Class A	(7,498)	(4,043)	(56,830)	(45,607)

Shares redeemed	(40,391)	(20,898)	(291,005)	(233,876)

Net increase (decrease)	(5,197)	29,146	$(13,725)	$339,149

Class C
Shares sold	105,452	104,149	$795,538	$1,158,468

Shares issued in reinvestment of dividends and distributions	15,946	7,339	114,489	83,587

Shares redeemed	(135,513)	(68,204)	(1,029,215)	(740,593)

Net increase (decrease)	(14,115)	43,284	$(119,188)	$501,462

Advisor Class
Shares sold	626,936	1,425,115	$5,161,698	$16,692,110

Shares issued in reinvestment of dividends and distributions	107,847	35,258	779,737	405,114

Shares redeemed	(515,475)	(276,788)	(3,939,748)	(3,165,522)

Net increase	219,308	1,183,585	$2,001,687	$13,931,702

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2010 Retirement Strategy
Class R
Shares sold	1,249,343	1,521,562	$9,722,051	$17,873,089

Shares issued in reinvestment of dividends and distributions	97,030	33,360	698,614	381,309

Shares redeemed	(754,644)	(956,314)	(5,750,577)	(11,161,068)

Net increase	591,729	598,608	$4,670,088	$7,093,330

Class K
Shares sold	3,494,775	4,221,414	$26,195,952	$48,520,357

Shares issued in reinvestment of dividends and distributions	460,252	177,779	3,323,019	2,037,347

Shares redeemed	(2,640,690)	(1,601,103)	(20,350,473)	(18,198,419)

Net increase	1,314,337	2,798,090	$9,168,498	$32,359,285

Class I
Shares sold	900,766	1,785,358	$7,087,421	$20,083,219

Shares issued in reinvestment of dividends and distributions	118,932	49,065	859,876	563,271

Shares redeemed	(1,069,967)	(1,152,186)	(8,211,421)	(12,716,446)

Net increase (decrease)	(50,269)	682,237	$(264,124)	$7,930,044

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2015 Retirement Strategy
Class A
Shares sold	6,724,222	7,156,571	$51,234,315	$82,755,999

Shares issued in reinvestment of dividends and distributions	653,767	235,838	4,661,359	2,759,305

Shares converted from Class B	15,571	11,249	118,576	127,870

Shares redeemed	(4,955,519)	(4,255,755)	(37,773,944)	(48,540,041)

Net increase	2,438,041	3,147,903	$18,240,306	$37,103,133

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2015 Retirement Strategy
Class B
Shares sold	58,620	90,052	$432,509	$1,024,974

Shares issued in reinvestment of dividends and distributions	18,707	8,817	133,007	102,631

Shares converted to Class A	(15,673)	(11,339)	(118,576)	(127,870)

Shares redeemed	(107,883)	(46,351)	(787,740)	(517,836)

Net increase (decrease)	(46,229)	41,179	$(340,800)	$481,899

Class C
Shares sold	182,616	169,893	$1,348,344	$1,913,808

Shares issued in reinvestment of dividends and distributions	17,930	6,439	127,481	74,950

Shares redeemed	(118,208)	(112,468)	(858,839)	(1,253,421)

Net increase	82,338	63,864	$616,986	$735,337

Advisor Class
Shares sold	654,280	938,121	$5,040,984	$10,759,627

Shares issued in reinvestment of dividends and distributions	79,518	6,824	569,349	80,178

Shares redeemed	(240,905)	(71,542)	(1,878,860)	(808,351)

Net increase	492,893	873,403	$3,731,473	$10,031,454

Class R
Shares sold	2,424,309	1,942,874	$17,802,855	$21,902,752

Shares issued in reinvestment of dividends and distributions	172,942	33,788	1,231,347	394,647

Shares redeemed	(1,444,698)	(499,655)	(10,949,374)	(5,600,019)

Net increase	1,152,553	1,477,007	$8,084,828	$16,697,380

Class K
Shares sold	4,478,158	6,523,200	$33,462,581	$75,691,765

Shares issued in reinvestment of dividends and distributions	669,855	223,444	4,789,460	2,618,767

Shares redeemed	(3,323,625)	(1,953,883)	(25,024,468)	(22,300,212)

Net increase	1,824,388	4,792,761	$13,227,573	$56,010,320

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2015 Retirement Strategy
Class I
Shares sold	2,098,146	3,176,672	$15,279,943	$35,768,820

Shares issued in reinvestment of dividends and distributions	329,270	94,344	2,357,575	1,108,536

Shares redeemed	(2,283,491)	(940,897)	(16,244,331)	(10,658,115)

Net increase	143,925	2,330,119	$1,393,187	$26,219,241

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2020 Retirement Strategy
Class A
Shares sold	7,516,013	8,671,375	$57,583,895	$101,424,375

Shares issued in reinvestment of dividends and distributions	853,288	260,283	5,921,754	3,081,764

Shares converted from Class B	13,327	10,563	95,692	123,259

Shares redeemed	(4,720,037)	(4,309,065)	(34,375,717)	(49,202,759)

Net increase	3,662,591	4,633,156	$29,225,624	$55,426,639

Class B
Shares sold	60,473	107,497	$474,857	$1,253,144

Shares issued in reinvestment of dividends and distributions	19,424	7,642	134,028	89,948

Shares converted to Class A	(13,435)	(10,666)	(95,692)	(123,259)

Shares redeemed	(99,112)	(29,967)	(721,966)	(337,578)

Net increase (decrease)	(32,650)	74,506	$(208,773)	$882,255

Class C
Shares sold	332,795	254,725	$2,421,925	$2,891,199

Shares issued in reinvestment of dividends and distributions	26,998	5,964	186,558	70,197

Shares redeemed	(244,983)	(71,757)	(1,714,448)	(812,592)

Net increase	114,810	188,932	$894,035	$2,148,804

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2020 Retirement Strategy
Advisor Class
Shares sold	638,355	837,847	$4,852,434	$9,675,769

Shares issued in reinvestment of dividends and distributions	75,913	10,093	529,115	120,008

Shares redeemed	(270,235)	(107,719)	(1,971,534)	(1,209,870)

Net increase	444,033	740,221	$3,410,015	$8,585,907

Class R
Shares sold	2,726,411	2,840,939	$19,777,255	$32,849,262

Shares issued in reinvestment of dividends and distributions	228,463	60,825	1,583,251	717,732

Shares redeemed	(1,782,787)	(981,261)	(13,318,720)	(11,345,611)

Net increase	1,172,087	1,920,503	$8,041,786	$22,221,383

Class K
Shares sold	7,996,661	9,293,537	$57,129,921	$109,199,826

Shares issued in reinvestment of dividends and distributions	955,015	254,289	6,646,905	3,015,863

Shares redeemed	(4,434,033)	(2,117,530)	(32,599,708)	(24,227,159)

Net increase	4,517,643	7,430,296	$31,177,118	$87,988,530

Class I
Shares sold	1,462,784	1,491,162	$11,002,296	$17,690,725

Shares issued in reinvestment of dividends and distributions	219,267	93,077	1,528,282	1,105,756

Shares redeemed	(1,080,375)	(722,121)	(7,778,860)	(8,358,128)

Net increase	601,676	862,118	$4,751,718	$10,438,353

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2025 Retirement Strategy
Class A
Shares sold	7,018,366	7,711,554	$52,928,919	$91,531,448

Shares issued in reinvestment of dividends and distributions	767,478	229,666	5,241,873	2,820,298

Shares converted from Class B	10,834	9,218	77,459	112,480

Shares redeemed	(4,605,741)	(4,567,629)	(33,543,740)	(53,679,386)

Net increase	3,190,937	3,382,809	$24,704,511	$40,784,840

Class B
Shares sold	31,908	69,297	$235,488	$827,712

Shares issued in reinvestment of dividends and distributions	10,785	3,987	73,120	48,557

Shares converted to Class A	(10,943)	(9,326)	(77,459)	(112,480)

Shares redeemed	(32,257)	(21,345)	(229,891)	(239,238)

Net increase (decrease)	(507)	42,613	$1,258	$524,551

Class C
Shares sold	186,827	184,913	$1,342,122	$2,165,953

Shares issued in reinvestment of dividends and distributions	19,380	4,648	131,589	56,660

Shares redeemed	(120,936)	(66,936)	(851,120)	(756,320)

Net increase	85,271	122,625	$622,591	$1,466,293

Advisor Class
Shares sold	686,507	600,629	$4,982,933	$6,961,929

Shares issued in reinvestment of dividends and distributions	57,495	3,439	393,845	42,402

Shares redeemed	(220,695)	(43,407)	(1,587,329)	(485,892)

Net increase	523,307	560,661	$3,789,449	$6,518,439

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2025 Retirement Strategy
Class R
Shares sold	2,295,983	1,770,330	$16,312,653	$20,853,576

Shares issued in reinvestment of dividends and distributions	188,944	33,313	1,290,486	409,077

Shares redeemed	(920,380)	(365,408)	(6,752,492)	(4,301,318)

Net increase	1,564,547	1,438,235	$10,850,647	$16,961,335

Class K
Shares sold	5,199,273	7,028,187	$38,416,908	$84,392,142

Shares issued in reinvestment of dividends and distributions	799,353	197,070	5,475,565	2,423,964

Shares redeemed	(3,313,892)	(1,552,813)	(24,663,780)	(18,101,327)

Net increase	2,684,734	5,672,444	$19,228,693	$68,714,779

Class I
Shares sold	1,165,276	940,386	$8,741,454	$11,456,504

Shares issued in reinvestment of dividends and distributions	170,957	62,009	1,171,057	764,577

Shares redeemed	(645,605)	(282,221)	(4,830,979)	(3,304,713)

Net increase	690,628	720,174	$5,081,532	$8,916,368

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2030 Retirement Strategy
Class A
Shares sold	6,638,793	5,741,253	$50,586,794	$68,264,824

Shares issued in reinvestment of dividends and distributions	546,423	129,935	3,704,751	1,589,110

Shares converted from Class B	5,468	4,270	37,375	49,767

Shares redeemed	(3,350,093)	(2,703,409)	(24,192,105)	(31,271,692)

Net increase	3,840,591	3,172,049	$30,136,815	$38,632,009

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2030 Retirement Strategy
Class B
Shares sold	25,162	80,188	$188,452	$928,183

Shares issued in reinvestment of dividends and distributions	9,433	2,550	63,481	30,928

Shares converted to Class A	(5,521)	(4,316)	(37,375)	(49,767)

Shares redeemed	(39,560)	(20,012)	(299,850)	(241,160)

Net increase (decrease)	(10,486)	58,410	$(85,292)	$668,184

Class C
Shares sold	360,430	215,345	$2,591,736	$2,484,530

Shares issued in reinvestment of dividends and distributions	21,029	3,807	141,522	46,218

Shares redeemed	(193,361)	(65,847)	(1,342,732)	(769,251)

Net increase	188,098	153,305	$1,390,526	$1,761,497

Advisor Class
Shares sold	539,703	471,423	$4,116,307	$5,387,212

Shares issued in reinvestment of dividends and distributions	42,115	1,635	286,383	20,062

Shares redeemed	(188,836)	(26,441)	(1,471,191)	(305,261)

Net increase	392,982	446,617	$2,931,499	$5,102,013

Class R
Shares sold	2,597,167	2,467,059	$18,674,600	$29,557,602

Shares issued in reinvestment of dividends and distributions	181,724	34,403	1,230,275	420,066

Shares redeemed	(1,361,079)	(722,183)	(9,909,310)	(8,395,601)

Net increase	1,417,812	1,779,279	$9,995,565	$21,582,067

Class K
Shares sold	5,357,037	6,265,995	$37,879,355	$74,713,558

Shares issued in reinvestment of dividends and distributions	559,643	122,714	3,799,979	1,502,019

Shares redeemed	(2,158,430)	(1,430,370)	(15,888,718)	(16,587,116)

Net increase	3,758,250	4,958,339	$25,790,616	$59,628,461

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2030 Retirement Strategy
Class I
Shares sold	1,084,909	931,228	$8,293,386	$11,116,139

Shares issued in reinvestment of dividends and distributions	118,772	30,147	806,461	369,899

Shares redeemed	(634,323)	(441,142)	(4,702,992)	(5,324,315)

Net increase	569,358	520,233	$4,396,855	$6,161,723

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2035 Retirement Strategy Class A
Shares sold	4,710,355	4,170,844	$34,970,723	$49,254,305

Shares issued in reinvestment of dividends and distributions	346,947	88,757	2,359,239	1,090,822

Shares converted from Class B	1,653	3,780	11,804	41,695

Shares redeemed	(2,304,135)	(2,048,067)	(16,699,200)	(23,864,422)

Net increase	2,754,820	2,215,314	$20,642,566	$26,522,400

Class B
Shares sold	12,879	51,154	$95,855	$597,669

Shares issued in reinvestment of dividends and distributions	5,995	1,646	40,586	20,100

Shares converted to Class A	(1,667)	(3,818)	(11,804)	(41,695)

Shares redeemed	(23,010)	(9,650)	(163,546)	(120,095)

Net increase (decrease)	(5,803)	39,332	$(38,909)	$455,979

Class C
Shares sold	164,865	146,853	$1,198,859	$1,701,553

Shares issued in reinvestment of dividends and distributions	9,845	2,069	66,598	25,276

Shares redeemed	(99,945)	(56,103)	(707,989)	(643,926)

Net increase	74,765	92,819	$557,468	$1,082,903

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2035 Retirement Strategy
Advisor Class
Shares sold	425,443	269,606	$3,100,068	$3,130,977

Shares issued in reinvestment of dividends and distributions	26,958	2,523	183,851	31,107

Shares redeemed	(66,269)	(28,780)	(473,585)	(345,710)

Net increase	386,132	243,349	$2,810,334	$2,816,374

Class R
Shares sold	1,640,454	1,258,382	$11,635,510	$14,659,374

Shares issued in reinvestment of dividends and distributions	106,701	12,032	721,302	147,155

Shares redeemed	(544,897)	(196,137)	(4,060,885)	(2,333,033)

Net increase	1,202,258	1,074,277	$8,295,927	$12,473,496

Class K
Shares sold	3,223,550	4,223,202	$23,062,299	$50,546,592

Shares issued in reinvestment of dividends and distributions	348,048	84,491	2,366,727	1,038,403

Shares redeemed	(1,441,443)	(921,282)	(10,865,714)	(10,704,762)

Net increase	2,130,155	3,386,411	$14,563,312	$40,880,233

Class I
Shares sold	809,649	677,233	$5,971,646	$8,212,800

Shares issued in reinvestment of dividends and distributions	73,619	23,758	501,346	292,701

Shares redeemed	(341,800)	(293,159)	(2,595,182)	(3,424,673)

Net increase	541,468	407,832	$3,877,810	$5,080,828

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2040 Retirement Strategy
Class A
Shares sold	4,792,526	3,742,234	$37,345,163	$45,337,956

Shares issued in reinvestment of dividends and distributions	285,144	54,683	1,978,903	681,347

Shares converted from Class B	1,256	1,567	8,905	18,075

Shares redeemed	(2,073,908)	(1,227,235)	(15,523,992)	(14,621,615)

Net increase	3,005,018	2,571,249	$23,808,979	$31,415,763

Class B
Shares sold	20,464	36,258	$156,768	$448,498

Shares issued in reinvestment of dividends and distributions	4,870	1,403	33,650	17,403

Shares converted to Class A	(1,267)	(1,579)	(8,905)	(18,075)

Shares redeemed	(16,879)	(6,841)	(109,659)	(81,623)

Net increase	7,188	29,241	$71,854	$366,203

Class C
Shares sold	212,093	116,926	$1,546,272	$1,387,151

Shares issued in reinvestment of dividends and distributions	8,912	1,010	61,582	12,518

Shares redeemed	(104,375)	(16,870)	(747,804)	(195,649)

Net increase	116,630	101,066	$860,050	$1,204,020

Advisor Class
Shares sold	387,315	288,033	$2,862,061	$3,351,406

Shares issued in reinvestment of dividends and distributions	21,766	751	151,714	9,400

Shares redeemed	(78,437)	(9,727)	(587,782)	(114,795)

Net increase	330,644	279,057	$2,425,993	$3,246,011

Class R
Shares sold	1,846,532	1,397,494	$13,428,543	$17,110,045

Shares issued in reinvestment of dividends and distributions	84,944	19,455	586,961	241,247

Shares redeemed	(790,160)	(489,187)	(5,803,274)	(5,781,762)

Net increase	1,141,316	927,762	$8,212,230	$11,569,530

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2040 Retirement Strategy
Class K
Shares sold	3,174,072	2,570,284	$22,807,462	$31,200,018

Shares issued in reinvestment of dividends and distributions	196,831	42,937	1,366,011	534,130

Shares redeemed	(1,013,754)	(514,467)	(7,605,485)	(6,099,864)

Net increase	2,357,149	2,098,754	$16,567,988	$25,634,284

Class I
Shares sold	782,384	708,004	$5,779,096	$8,672,884

Shares issued in reinvestment of dividends and distributions	54,716	15,535	380,273	193,876

Shares redeemed	(406,890)	(306,145)	(3,124,362)	(3,661,966)

Net increase	430,210	417,394	$3,035,007	$5,204,794

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2045 Retirement Strategy
Class A
Shares sold	2,958,582	2,425,126	$21,543,156	$28,833,021

Shares issued in reinvestment of dividends and distributions	178,585	55,347	1,225,096	683,535

Shares converted from Class B	914	593	6,932	7,509

Shares redeemed	(1,556,974)	(1,004,490)	(11,455,569)	(11,838,242)

Net increase	1,581,107	1,476,576	$11,319,615	$17,685,823

Class B
Shares sold	11,532	9,838	$86,398	$120,019

Shares issued in reinvestment of dividends and distributions	1,563	651	10,634	7,982

Shares converted to Class A	(925)	(600)	(6,932)	(7,509)

Shares redeemed	(2,871)	(5,314)	(20,149)	(63,168)

Net increase	9,299	4,575	$69,951	$57,324

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2045 Retirement Strategy
Class C
Shares sold	156,573	74,157	$1,169,394	$865,548

Shares issued in reinvestment of dividends and distributions	6,203	1,006	42,181	12,335

Shares redeemed	(81,889)	(8,700)	(573,833)	(105,115)

Net increase	80,887	66,463	$637,742	$772,768

Advisor Class
Shares sold	381,179	166,269	$2,728,128	$1,938,483

Shares issued in reinvestment of dividends and distributions	15,525	1,868	106,965	23,168

Shares redeemed	(54,997)	(25,135)	(406,410)	(295,277)

Net increase	341,707	143,002	$2,428,683	$1,666,374

Class R
Shares sold	1,087,311	611,959	$7,918,555	$7,183,685

Shares issued in reinvestment of dividends and distributions	52,061	8,153	355,055	100,193

Shares redeemed	(309,587)	(110,315)	(2,366,187)	(1,292,617)

Net increase	829,785	509,797	$5,907,423	$5,991,261

Class K
Shares sold	1,879,848	1,388,581	$13,420,490	$16,671,993

Shares issued in reinvestment of dividends and distributions	107,633	32,195	736,207	396,964

Shares redeemed	(618,784)	(336,295)	(4,782,476)	(3,966,191)

Net increase	1,368,697	1,084,481	$9,374,221	$13,102,766

Class I
Shares sold	667,399	341,951	$4,886,587	$4,100,614

Shares issued in reinvestment of dividends and distributions	30,652	7,883	209,965	97,359

Shares redeemed	(191,536)	(109,540)	(1,445,729)	(1,300,169)

Net increase	506,515	240,294	$3,650,823	$2,897,804

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2009	Year Ended August 31, 2008

2050 Retirement Strategy
Class A
Shares sold	544,115	119,248		$3,265,462	$1,134,313

Shares issued in reinvestment of dividends and distributions	5,908	452		33,614	4,457

Shares converted from Class B	237	– 0	–	1,158	– 0	–

Shares redeemed	(152,176)	(28,188)		(863,393)	(260,542)

Net increase	398,084	91,512		$2,436,841	$878,228

Class B
Shares sold	768	2,729		$4,566	$25,850

Shares issued in reinvestment of dividends and distributions	67	3		382	27

Shares converted to Class A	(238)	– 0	–	(1,158)	– 0	–

Shares redeemed	(9)	– 0	–	(50)	– 0	–

Net increase	588	2,732		$3,740	$25,877

Class C
Shares sold	11,982	5,137		$71,337	$46,273

Shares issued in reinvestment of dividends and distributions	187	– 0	–(a)	1,059	1

Shares redeemed	(1,181)	(17)		(6,621)	(153)

Net increase	10,988	5,120		$65,775	$46,121

Advisor Class
Shares sold	137,084	42,245		$826,691	$391,659

Shares issued in reinvestment of dividends and distributions	1,749	15		9,967	152

Shares redeemed	(8,155)	(7,871)		(49,002)	(73,965)

Net increase	130,678	34,389		$787,656	$317,846

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2009	Year Ended August 31, 2008

2050 Retirement Strategy
Class R
Shares sold	250,493	878,575		$1,535,052	$8,234,935

Shares issued in reinvestment of dividends and distributions	1,493	– 0	–	8,512	– 0	–

Shares redeemed	(63,955)	(849,569)		(418,251)	(8,001,122)

Net increase	188,031	29,006		$1,125,313	$233,813

Class K
Shares sold	960,790	89,019		$5,490,991	$804,489

Shares issued in reinvestment of dividends and distributions	3,527	35		20,107	344

Shares redeemed	(493,008)	(1,981)		(2,734,623)	(17,358)

Net increase	471,309	87,073		$2,776,475	$787,475

Class I
Shares sold	99,165	28,833		$609,200	$268,518

Shares issued in reinvestment of dividends and distributions	1,259	31		7,178	301

Shares redeemed	(14,448)	(4,827)		(88,998)	(44,195)

Net increase	85,976	24,037		$527,380	$224,624

(a)	Amount is less than one share.

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2055 Retirement Strategy
Class A
Shares sold	212,456	48,442	$1,407,619	$434,062

Shares issued in reinvestment of dividends and distributions	503	60	2,829	575

Shares redeemed	(153,502)	(8,786)	(945,552)	(77,708)

Net increase	59,457	39,716	$464,896	$356,929

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2009	Year Ended August 31, 2008

2055 Retirement Strategy
Class B
Shares sold	1,101	548		$6,239	$5,000

Shares issued in reinvestment of dividends and distributions	7	– 0	–	38	– 0	–

Shares redeemed	(4)	– 0	–	(25)	– 0	–

Net increase	1,104	548		$6,252	$5,000

Class C
Shares sold	6,733	3,388		$37,914	$33,897

Shares issued in reinvestment of dividends and distributions	29	99		159	945

Shares redeemed	(8,268)	(7)		(50,120)	(63)

Net increase (decrease)	(1,506)	3,480		$(12,047)	$34,779

Advisor Class
Shares sold	45,872	4,925		$263,579	$44,305

Shares issued in reinvestment of dividends and distributions	109	4		619	40

Shares redeemed	(15,977)	(17)		(94,141)	(157)

Net increase	30,004	4,912		$170,057	$44,188

Class R
Shares sold	56,330	28,001		$334,732	$236,252

Shares issued in reinvestment of dividends and distributions	269	– 0	–	1,498	2

Shares redeemed	(45,911)	(182)		(259,349)	(1,574)

Net increase	10,688	27,819		$76,881	$234,680

Class K
Shares sold	224,054	41,020		$1,306,560	$372,300

Shares issued in reinvestment of dividends and distributions	1,243	1		6,949	9

Shares redeemed	(75,932)	(6,159)		(447,469)	(61,063)

Net increase	149,365	34,862		$866,040	$311,246

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

2055 Retirement Strategy
Class I
Shares sold	22,360	4,921	$132,089	$42,946

Shares issued in reinvestment of dividends and distributions	182	1	1,012	6

Shares redeemed	(1,114)	(170)	(6,964)	(1,514)

Net increase	21,428	4,752	$126,137	$41,438

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various currencies may cause the Portfolio to experience losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

2000 Retirement Strategy	2009	2008
Distributions paid from:
Ordinary income	$513,304	$534,880
Long-term capital gains	400,895	195,352

Total distributions paid	$914,199	$730,232

2005 Retirement Strategy	2009	2008
Distributions paid from:
Ordinary income	$1,300,009	$986,918
Long-term capital gains	1,145,559	723,451

Total distributions paid	$2,445,568	$1,710,369

2010 Retirement Strategy	2009	2008
Distributions paid from:
Ordinary income	$4,475,192	$4,071,398
Long-term capital gains	5,366,714	1,990,917

Total distributions paid	$9,841,906	$6,062,315

2015 Retirement Strategy	2009	2008
Distributions paid from:
Ordinary income	$6,190,510	$5,497,336
Long-term capital gains	7,693,201	1,664,490

Total distributions paid	$13,883,711	$7,161,826

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2020 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$6,543,545		$6,127,730
Long-term capital gains	10,144,067		2,082,040

Total distributions paid	$16,687,612		$8,209,770

2025 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$4,757,391		$4,716,904
Long-term capital gains	9,030,578		1,854,278

Total distributions paid	$13,787,969		$6,571,182

2030 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$3,321,614		$3,160,320
Long-term capital gains	6,716,514		823,222

Total distributions paid	$10,038,128		$3,983,542

2035 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$1,873,379		$1,977,727
Long-term capital gains	4,371,046		669,092

Total distributions paid	$6,244,425		$2,646,819

2040 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$1,449,693		$1,369,602
Long-term capital gains	3,111,011		320,632

Total distributions paid	$4,560,704		$1,690,234

2045 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$841,513		$837,758
Long-term capital gains	1,845,722		484,357

Total distributions paid	$2,687,235		$1,322,115

2050 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$81,171		$6,258
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$81,171		$6,258

2055 Retirement Strategy	2009		2008
Distributions paid from:
Ordinary income	$13,321		$4,284
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$13,321		$4,284

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Notes to Financial Statements

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
2000	$359,479	$—	$(1,116,986)	$(2,668,424)	$(3,425,931)
2005	377,206	—	(3,372,396)	(8,518,359)	(11,513,549)
2010	1,589,722	—	(6,615,433)	(43,467,057)	(48,492,768)
2015	2,613,457	—	(5,977,264)	(71,958,829)	(75,322,636)
2020	3,076,125	—	(5,756,478)	(95,939,425)	(98,619,778)
2025	2,328,722	—	—	(87,853,711)	(85,524,989)
2030	1,659,555	—	(775,986)	(67,619,311)	(66,735,742)
2035	918,817	646,799	—	(45,216,347)	(43,650,731)
2040	778,603	572,515	—	(33,201,758)	(31,850,640)
2045	483,743	570,874	—	(18,200,677)	(17,146,060)
2050	67,360	—	(54,298)	755,936	768,998
2055	18,905	—	(4,078)	(118,556)	(103,729)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

On August 31, 2009, 2000, 2010, 2015, 2020, 2030, 2050, 2055 Retirement Strategies had a capital loss carryover for federal income tax purposes of $94,755, $181,777, $242,201, $297,110, $23,961, $19,921, $4,078 of which $94,755, $181,777, $242,201, $297,110, $23,961, $19,921, $4,078 expires in the year 2017. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. 2000, 2005, 2010, 2015, 2020, 2030, 2050 Retirement Strategies elect to defer $1,022,230, $3,372,403, $6,433,656, $5,735,063, $5,459,365, $752,026, $34,376 of capital losses that are deemed to arise in the next taxable year.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy, due to dividend redesignations are reflected as a adjustment to the components of capital as of August 31, 2009 as shown below:

Strategy	Increase (Decrease) To Additional Paid in Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investments,
2000	$—	$(5,483)	$5,483
2005	—	(17,610)	17,610
2010	(3)	(54,548)	54,551
2015	4	(47,797)	47,793
2020	—	(107,023)	107,023
2025	—	(77,952)	77,952
2030	—	(68,952)	68,952
2035	—	—	—
2040	—	—	—
2045	—	(3)	3
2050	(1)	(2,404)	2,405
2055	—	(657)	657

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.58	$ 11.73	$ 10.88		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.44	.31		.15
Net realized and unrealized gain (loss) on investment transactions	(1.10)	(1.07)	.80		.73

Net increase (decrease) in net asset value from operations	(.84)	(.63)	1.11		.88

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.36)	(.23)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.39)	(.52)	(.26)		– 0	–

Net asset value, end of period	$ 9.35	$ 10.58	$ 11.73		$ 10.88

Total Return
Total investment return based on net asset value(c)	(7.29)%	(5.59)%	10.32%		8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,608	$5,952	$5,462		$938
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82%	.82%	.92	%(e)	1.05	%(e)
Expenses, before waivers/reimbursements(d)	2.64%	2.77%	8.86	%(e)	104.94	%(e)
Net investment income(b)	3.14%	3.87%	2.82%		1.73%
Portfolio turnover rate	40%	66%	99%		51%

See footnote summary on page 230.

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.41	$ 11.60	$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.35	.20		.14
Net realized and unrealized gain (loss) on investment transactions	(1.11)	(1.04)	.81		.67

Net increase (decrease) in net asset value from operations	(.88)	(.69)	1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.34)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.31)	(.50)	(.22)		– 0	–

Net asset value, end of period	$ 9.22	$ 10.41	$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	(8.02)%	(6.21)%	9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88	$180	$184		$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.52%	1.59	%(e)	1.75	%(e)
Expenses, before waivers/reimbursements(d)	3.43%	3.50%	7.63	%(e)	169.75	%(e)
Net investment income(b)	2.75%	3.14%	1.74%		1.40%
Portfolio turnover rate	40%	66%	99%		51%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.41	$ 11.60	$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.36	.19		.11
Net realized and unrealized gain (loss) on investment transactions	(1.11)	(1.05)	.82		.70

Net increase (decrease) in net asset value from operations	(.88)	(.69)	1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.34)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.31)	(.50)	(.22)		– 0	–

Net asset value, end of period	$ 9.22	$ 10.41	$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	(8.02)%	(6.21)%	9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$882	$1,327	$425		$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.52%	1.60	%(e)	1.75	%(e)
Expenses, before waivers/reimbursements(d)	3.36%	3.42%	9.09	%(e)	172.05	%(e)
Net investment income(b)	2.71%	3.11%	1.86%		1.10%
Portfolio turnover rate	40%	66%	99%		51%

See footnote summary on page 230.

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.63	$ 11.78	$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31	.45	.38		.27
Net realized and unrealized gain (loss) on investment transactions	(1.13)	(1.05)	.76		.65

Net increase (decrease) in net asset value from operations	(.82)	(.60)	1.14		.92

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.39)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.42)	(.55)	(.28)		– 0	–

Net asset value, end of period	$ 9.39	$ 10.63	$ 11.78		$ 10.92

Total Return
Total investment return based on net asset value(c)	(7.01)%	(5.39)%	10.52%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$521	$553	$13		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.52%	.65	%(e)	.75	%(e)
Expenses, before waivers/reimbursements(d)	2.32%	2.35%	9.96	%(e)	189.29	%(e)
Net investment income(b)	3.57%	3.78%	3.32%		2.61%
Portfolio turnover rate	40%	66%	99%		51%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.46	$ 11.54	$ 10.87		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.49	.17		.22
Net realized and unrealized gain (loss) on investment transactions	(1.04)	(1.13)	.89		.65

Net increase (decrease) in net asset value from operations	(.84)	(.64)	1.06		.87

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.28)	(.36)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.38)	(.44)	(.39)		– 0	–

Net asset value, end of period	$ 9.24	$ 10.46	$ 11.54		$ 10.87

Total Return
Total investment return based on net asset value(c)	(7.46)%	(5.78)%	9.85%		8.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,437	$350	$381		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.06	%(e)	1.25	%(e)
Expenses, before waivers/reimbursements(d)	2.69%	2.91%	6.87	%(e)	180.27	%(e)
Net investment income(b)	2.39%	3.27%	1.85%		2.10%
Portfolio turnover rate	40%	66%	99%		51%

See footnote summary on page 230.

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.40	$ 11.55	$ 10.89		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.38	.20		.23
Net realized and unrealized gain (loss) on investment transactions	(1.08)	(.98)	.91		.66

Net increase (decrease) in net asset value from operations	(.82)	(.60)	1.11		.89

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.39)	(.42)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.41)	(.55)	(.45)		– 0	–

Net asset value, end of period	$ 9.17	$ 10.40	$ 11.55		$ 10.89

Total Return
Total investment return based on net asset value(c)	(7.27)%	(5.50)%	10.31%		8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,477	$14,183	$5,041		$19
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.77%	.77%	.83	%(e)	1.00	%(e)
Expenses, before waivers/reimbursements(d)	2.42%	2.63%	4.40	%(e)	167.47	%(e)
Net investment income(b)	3.18%	3.40%	1.83%		2.27%
Portfolio turnover rate	40%	66%	99%		51%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.44	$ 11.60	$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.48	.22		.27
Net realized and unrealized gain (loss) on investment transactions	(1.03)	(1.06)	.90		.65

Net increase (decrease) in net asset value from operations	(.80)	(.58)	1.12		.92

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.42)	(.41)		– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.44)	(.58)	(.44)		– 0	–

Net asset value, end of period	$ 9.20	$ 10.44	$ 11.60		$ 10.92

Total Return
Total investment return based on net asset value(c)	(7.00)%	(5.28)%	10.43%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,981	$768	$681		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.52%	.55	%(e)	.75	%(e)
Expenses, before waivers/reimbursements(d)	2.06%	2.35%	7.92	%(e)	180.50	%(e)
Net investment income(b)	2.68%	4.20%	2.09%		2.61%
Portfolio turnover rate	40%	66%	99%		51%

See footnote summary on page 230.

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.35	$ 11.78	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.41	.29	.13
Net realized and unrealized gain (loss) on investment transactions	(1.27)	(1.24)	.87	.79

Net increase (decrease) in net asset value from operations	(1.01)	(.83)	1.16	.92

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.35)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.50)	(.60)	(.30)	– 0	–

Net asset value, end of period	$ 8.84	$ 10.35	$ 11.78	$ 10.92

Total Return
Total investment return based on net asset value(c)	(8.92)%	(7.39)%	10.69%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,328	$18,835	$13,775	$3,898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88%	.88%	.95%	1.03%
Expenses, before waivers/reimbursements(d)	1.79%	1.85%	3.16%	13.72%
Net investment income(b)	3.20%	3.66%	2.45%	1.36%
Portfolio turnover rate	43%	29%	45%	44%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.20	$ 11.66	$ 10.84	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.33	.23	.05
Net realized and unrealized gain (loss) on investment transactions	(1.23)	(1.23)	.85	.79

Net increase (decrease) in net asset value from operations	(1.04)	(.90)	1.08	.84

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.31)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.40)	(.56)	(.26)	– 0	–

Net asset value, end of period	$ 8.76	$ 10.20	$ 11.66	$ 10.84

Total Return
Total investment return based on net asset value(c)	(9.52)%	(8.08)%	10.01%	8.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$527	$569	$604	$357
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.58%	1.66%	1.73%
Expenses, before waivers/reimbursements(d)	2.52%	2.56%	4.03%	19.10%
Net investment income(b)	2.45%	2.96%	2.01%	.49%
Portfolio turnover rate	43%	29%	45%	44%

See footnote summary on page 230.

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.19	$ 11.64	$ 10.83	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.39	.10	.07
Net realized and unrealized gain (loss) on investment transactions	(1.24)	(1.28)	.97	.76

Net increase (decrease) in net asset value from operations	(1.04)	(.89)	1.07	.83

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.31)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.40)	(.56)	(.26)	– 0	–

Net asset value, end of period	$ 8.75	$ 10.19	$ 11.64	$ 10.83

Total Return
Total investment return based on net asset value(c)	(9.53)%	(8.01)%	9.92%	8.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$958	$898	$2,228	$167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.58%	1.63%	1.73%
Expenses, before waivers/reimbursements(d)	2.51%	2.57%	3.83%	22.53%
Net investment income(b)	2.48%	3.49%	1.01%	.73%
Portfolio turnover rate	43%	29%	45%	44%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.40	$ 11.82	$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.39	.15	.20
Net realized and unrealized gain (loss) on investment transactions	(1.25)	(1.18)	1.04	.75

Net increase (decrease) in net asset value from operations	(.99)	(.79)	1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.38)	(.29)	– 0	–
Distributions from net realized gain on investment transactions	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.52)	(.63)	(.32)	– 0	–

Net asset value, end of period	$ 8.89	$ 10.40	$ 11.82	$ 10.95

Total Return
Total investment return based on net asset value(c)	(8.62)%	(7.08)%	10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$600	$381	$162	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.58%	.61%	.73%
Expenses, before waivers/reimbursements(d)	1.51%	1.54%	2.47%	45.94%
Net investment income(b)	3.26%	3.48%	1.49%	1.87%
Portfolio turnover rate	43%	29%	45%	44%

See footnote summary on page 230.

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.27	$ 11.72	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.37	.08	.13
Net realized and unrealized gain (loss) on investment transactions	(1.24)	(1.22)	1.05	.76

Net increase (decrease) in net asset value from operations	(1.01)	(.85)	1.13	.89

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.35)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.46)	(.60)	(.30)	– 0	–

Net asset value, end of period	$ 8.80	$ 10.27	$ 11.72	$ 10.89

Total Return
Total investment return based on net asset value(c)	(9.02)%	(7.61)%	10.46%	8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,259	$3,475	$3,593	$28
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08%	1.08%	1.09%	1.23%
Expenses, before waivers/reimbursements(d)	2.06%	2.08%	3.24%	34.65%
Net investment income(b)	2.97%	3.38%	.63%	1.26%
Portfolio turnover rate	43%	29%	45%	44%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.33	$ 11.75	$ 10.91	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.34	.14	.18
Net realized and unrealized gain (loss) on investment transactions	(1.27)	(1.16)	1.03	.73

Net increase (decrease) in net asset value from operations	(1.01)	(.82)	1.17	.91

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.35)	(.30)	– 0	–
Distributions from net realized gain on investment transactions	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.49)	(.60)	(.33)	– 0	–

Net asset value, end of period	$ 8.83	$ 10.33	$ 11.75	$ 10.91

Total Return
Total investment return based on net asset value(c)	(8.85)%	(7.31)%	10.85%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,088	$18,597	$6,734	$164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.83%	.83%	.87%	.98%
Expenses, before waivers/reimbursements(d)	1.76%	1.82%	2.45%	16.01%
Net investment income(b)	3.25%	3.15%	1.27%	1.80%
Portfolio turnover rate	43%	29%	45%	44%

See footnote summary on page 230.

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.36	$ 11.79	$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.46	.22	.19
Net realized and unrealized gain (loss) on investment transactions	(1.25)	(1.25)	.97	.76

Net increase (decrease) in net asset value from operations	(.98)	(.79)	1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.39)	(.32)	– 0	–
Distributions from net realized gain on investment transactions	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.52)	(.64)	(.35)	– 0	–

Net asset value, end of period	$ 8.86	$ 10.36	$ 11.79	$ 10.95

Total Return
Total investment return based on net asset value(c)	(8.55)%	(7.11)%	10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,655	$1,723	$1,398	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.58%	.58%	.73%
Expenses, before waivers/reimbursements(d)	1.42%	1.49%	2.84%	45.07%
Net investment income(b)	3.34%	3.97%	1.48%	1.86%
Portfolio turnover rate	43%	29%	45%	44%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.53	$ 12.00	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.38	.27	.13
Net realized and unrealized gain (loss) on investment transactions	(1.53)	(1.36)	1.00	.87

Net increase (decrease) in net asset value from operations	(1.30)	(.98)	1.27	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.33)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.56)	(.49)	(.27)	– 0	–

Net asset value, end of period	$ 8.67	$ 10.53	$ 12.00	$ 11.00

Total Return
Total investment return based on net asset value(c)	(11.23)%	(8.48)%	11.64%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,020	$71,541	$47,201	$9,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.90%	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.30%	1.15%	1.65%	8.18%
Net investment income(b)	3.00%	3.31%	2.28%	1.39%
Portfolio turnover rate	20%	31%	25%	7%

See footnote summary on page 230.

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.43	$ 11.88	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.30	.19	.05
Net realized and unrealized gain (loss) on investment transactions	(1.53)	(1.33)	.99	.87

Net increase (decrease) in net asset value from operations	(1.35)	(1.03)	1.18	.92

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.26)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.49)	(.42)	(.22)	– 0	–

Net asset value, end of period	$ 8.59	$ 10.43	$ 11.88	$ 10.92

Total Return
Total investment return based on net asset value(c)	(12.01)%	(9.00)%	10.86%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$960	$1,219	$1,043	$622
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.71%	1.83%
Expenses, before waivers/reimbursements(d)	2.03%	1.86%	2.42%	9.35%
Net investment income(b)	2.36%	2.63%	1.58%	.47%
Portfolio turnover rate	20%	31%	25%	7%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.42	$ 11.89	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.31	.18	.03
Net realized and unrealized gain (loss) on investment transactions	(1.53)	(1.36)	1.01	.89

Net increase (decrease) in net asset value from operations	(1.34)	(1.05)	1.19	.92

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.26)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.49)	(.42)	(.22)	– 0	–

Net asset value, end of period	$ 8.59	$ 10.42	$ 11.89	$ 10.92

Total Return
Total investment return based on net asset value(c)	(11.93)%	(9.16)%	10.95%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,873	$2,420	$2,247	$899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.69%	1.83%
Expenses, before waivers/reimbursements(d)	2.02%	1.86%	2.35%	8.39%
Net investment income(b)	2.48%	2.77%	1.50%	.28%
Portfolio turnover rate	20%	31%	25%	7%

See footnote summary on page 230.

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.59	$ 12.06	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.43	.29	.19
Net realized and unrealized gain (loss) on investment transactions	(1.55)	(1.38)	1.04	.83

Net increase (decrease) in net asset value from operations	(1.29)	(.95)	1.33	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.36)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.59)	(.52)	(.29)	– 0	–

Net asset value, end of period	$ 8.71	$ 10.59	$ 12.06	$ 11.02

Total Return
Total investment return based on net asset value(c)	(11.04)%	(8.25)%	12.12%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,735	$13,164	$710	$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.60%	.69%	.83%
Expenses, before waivers/reimbursements(d)	1.00%	.85%	1.36%	9.17%
Net investment income(b)	3.31%	3.59%	2.44%	1.93%
Portfolio turnover rate	20%	31%	25%	7%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.50	$ 11.98	$ 10.98	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21	.34	.11	.09
Net realized and unrealized gain (loss) on investment transactions	(1.52)	(1.34)	1.14	.89

Net increase (decrease) in net asset value from operations	(1.31)	(1.00)	1.25	.98

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.54)	(.48)	(.25)	– 0	–

Net asset value, end of period	$ 8.65	$ 10.50	$ 11.98	$ 10.98

Total Return
Total investment return based on net asset value(c)	(11.50)%	(8.70)%	11.47%	9.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,210	$11,039	$5,428	$142
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10%	1.10%	1.15%	1.33%
Expenses, before waivers/reimbursements(d)	1.57%	1.54%	1.87%	11.87%
Net investment income(b)	2.68%	2.99%	.90%	1.01%
Portfolio turnover rate	20%	31%	25%	7%

See footnote summary on page 230.

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.54	$ 12.01	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.39	.18	.13
Net realized and unrealized gain (loss) on investment transactions	(1.52)	(1.37)	1.11	.87

Net increase (decrease) in net asset value from operations	(1.29)	(.98)	1.29	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.33)	(.26)	– 0	–
Distributions from net realized gain on investment transactions	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.56)	(.49)	(.28)	– 0	–

Net asset value, end of period	$ 8.69	$ 10.54	$ 12.01	$ 11.00

Total Return
Total investment return based on net asset value(c)	(11.20)%	(8.46)%	11.80%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,515	$62,033	$37,059	$1,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%	.85%	.93%	1.08%
Expenses, before waivers/reimbursements(d)	1.25%	1.24%	1.59%	7.99%
Net investment income(b)	2.96%	3.36%	1.75%	1.28%
Portfolio turnover rate	20%	31%	25%	7%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.59	$ 12.05	$ 11.03	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.38	.18	.11
Net realized and unrealized gain (loss) on investment transactions	(1.55)	(1.33)	1.14	.92

Net increase (decrease) in net asset value from operations	(1.29)	(.95)	1.32	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.35)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.59)	(.51)	(.30)	– 0	–

Net asset value, end of period	$ 8.71	$ 10.59	$ 12.05	$ 11.03

Total Return
Total investment return based on net asset value(c)	(11.10)%	(8.18)%	12.04%	10.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,571	$17,024	$11,154	$181
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.60%	.64%	.83%
Expenses, before waivers/reimbursements(d)	.91%	.90%	1.29%	13.40%
Net investment income(b)	3.39%	3.28%	1.56%	1.21%
Portfolio turnover rate	20%	31%	25%	7%

See footnote summary on page 230.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.60	$ 12.25	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.37	.26	.11
Net realized and unrealized gain (loss) on investment transactions	(1.66)	(1.60)	1.14	.98

Net increase (decrease) in net asset value from operations	(1.46)	(1.23)	1.40	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.50)	(.42)	(.24)	– 0	–

Net asset value, end of period	$ 8.64	$ 10.60	$ 12.25	$ 11.09

Total Return
Total investment return based on net asset value(c)	(12.80)%	(10.35)%	12.75%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,400	$91,231	$66,921	$8,277
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94%	.94%	1.02%	1.13%
Expenses, before waivers/reimbursements(d)	1.18%	1.10%	1.42%	8.93%
Net investment income(b)	2.69%	3.21%	2.12%	1.12%
Portfolio turnover rate	16%	6%	13%	12%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.49	$ 12.14	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16	.29	.18	.05
Net realized and unrealized gain (loss) on investment transactions	(1.66)	(1.59)	1.13	.97

Net increase (decrease) in net asset value from operations	(1.50)	(1.30)	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.25)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.43)	(.35)	(.19)	– 0	–

Net asset value, end of period	$ 8.56	$ 10.49	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	(13.46)%	(11.00)%	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,416	$3,445	$3,487	$1,207
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.64%	1.72%	1.83%
Expenses, before waivers/reimbursements(d)	1.92%	1.81%	2.12%	10.01%
Net investment income(b)	2.17%	2.57%	1.49%	.48%
Portfolio turnover rate	16%	6%	13%	12%

See footnote summary on page 230.

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.49	$ 12.14	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.15	.30	.13	.07
Net realized and unrealized gain (loss) on investment transactions	(1.65)	(1.60)	1.18	.95

Net increase (decrease) in net asset value from operations	(1.50)	(1.30)	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.25)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.43)	(.35)	(.19)	– 0	–

Net asset value, end of period	$ 8.56	$ 10.49	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	(13.46)%	(11.00)%	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,912	$2,705	$2,356	$378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.64%	1.70%	1.83%
Expenses, before waivers/reimbursements(d)	1.92%	1.81%	2.05%	10.90%
Net investment income(b)	2.01%	2.61%	1.06%	.68%
Portfolio turnover rate	16%	6%	13%	12%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.67	$ 12.32	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.33	.28	.07
Net realized and unrealized gain (loss) on investment transactions	(1.69)	(1.53)	1.17	1.06

Net increase (decrease) in net asset value from operations	(1.46)	(1.20)	1.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.35)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.52)	(.45)	(.26)	– 0	–

Net asset value, end of period	$ 8.69	$ 10.67	$ 12.32	$ 11.13

Total Return
Total investment return based on net asset value(c)	(12.60)%	(10.10)%	13.11%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,387	$9,945	$726	$124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.64%	.69%	.83%
Expenses, before waivers/reimbursements(d)	.88%	.82%	.99%	24.93%
Net investment income(b)	2.96%	2.87%	2.15%	.90%
Portfolio turnover rate	16%	6%	13%	12%

See footnote summary on page 230.

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.56	$ 12.22	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.30	.14	.10
Net realized and unrealized gain (loss) on investment transactions	(1.65)	(1.55)	1.24	.97

Net increase (decrease) in net asset value from operations	(1.47)	(1.25)	1.38	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.31)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.48)	(.41)	(.23)	– 0	–

Net asset value, end of period	$ 8.61	$ 10.56	$ 12.22	$ 11.07

Total Return
Total investment return based on net asset value(c)	(13.00)%	(10.59)%	12.56%	10.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,635	$24,178	$9,928	$410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.14%	1.14%	1.18%	1.33%
Expenses, before waivers/reimbursements(d)	1.49%	1.49%	1.76%	9.30%
Net investment income(b)	2.42%	2.67%	1.21%	.98%
Portfolio turnover rate	16%	6%	13%	12%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.61	$ 12.26	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21	.36	.17	.09
Net realized and unrealized gain (loss) on investment transactions	(1.67)	(1.59)	1.23	1.01

Net increase (decrease) in net asset value from operations	(1.46)	(1.23)	1.40	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.49)	(.42)	(.24)	– 0	–

Net asset value, end of period	$ 8.66	$ 10.61	$ 12.26	$ 11.10

Total Return
Total investment return based on net asset value(c)	(12.79)%	(10.35)%	12.77%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,850	$105,443	$63,056	$4,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89%	.89%	.95%	1.08%
Expenses, before waivers/reimbursements(d)	1.19%	1.18%	1.38%	8.55%
Net investment income(b)	2.75%	3.15%	1.55%	.96%
Portfolio turnover rate	16%	6%	13%	12%

See footnote summary on page 230.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.66	$ 12.31	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24	.37	.18	.10
Net realized and unrealized gain (loss) on investment transactions	(1.69)	(1.57)	1.26	1.03

Net increase (decrease) in net asset value from operations	(1.45)	(1.20)	1.44	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.35)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.52)	(.45)	(.26)	– 0	–

Net asset value, end of period	$ 8.69	$ 10.66	$ 12.31	$ 11.13

Total Return
Total investment return based on net asset value(c)	(12.53)%	(10.12)%	13.09%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,164	$47,753	$26,459	$308
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.64%	.66%	.83%
Expenses, before waivers/reimbursements(d)	.83%	.84%	1.07%	11.87%
Net investment income(b)	3.13%	3.24%	1.46%	1.10%
Portfolio turnover rate	16%	6%	13%	12%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.57	$ 12.41	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.35	.26	.09
Net realized and unrealized gain (loss) on investment transactions	(1.83)	(1.79)	1.21	1.09

Net increase (decrease) in net asset value from operations	(1.65)	(1.44)	1.47	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.30)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.50)	(.40)	(.24)	– 0	–

Net asset value, end of period	$ 8.42	$ 10.57	$ 12.41	$ 11.18

Total Return
Total investment return based on net asset value(c)	(14.62)%	(11.97)%	13.20%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,976	$109,315	$70,858	$9,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.98%	1.06%	1.18%
Expenses, before waivers/reimbursements(d)	1.18%	1.09%	1.41%	8.52%
Net investment income(b)	2.41%	3.02%	2.02%	.93%
Portfolio turnover rate	8%	4%	16%	5%

See footnote summary on page 230.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.45	$ 12.29	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13	.27	.16	.04
Net realized and unrealized gain (loss) on investment transactions	(1.81)	(1.78)	1.21	1.06

Net increase (decrease) in net asset value from operations	(1.68)	(1.51)	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.23)	(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.43)	(.33)	(.18)	– 0	–

Net asset value, end of period	$ 8.34	$ 10.45	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(15.19)%	(12.60)%	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,404	$3,354	$3,029	$982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.68%	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	1.92%	1.81%	2.10%	9.59%
Net investment income(b)	1.82%	2.38%	1.31%	.41%
Portfolio turnover rate	8%	4%	16%	5%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.46	$ 12.29	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13	.25	.13	.03
Net realized and unrealized gain (loss) on investment transactions	(1.81)	(1.75)	1.24	1.07

Net increase (decrease) in net asset value from operations	(1.68)	(1.50)	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.23)	(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.43)	(.33)	(.18)	– 0	–

Net asset value, end of period	$ 8.35	$ 10.46	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(15.18)%	(12.52)%	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,224	$4,089	$2,484	$585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.68%	1.74%	1.88%
Expenses, before waivers/reimbursements(d)	1.91%	1.80%	2.07%	9.83%
Net investment income(b)	1.78%	2.18%	1.09%	.32%
Portfolio turnover rate	8%	4%	16%	5%

See footnote summary on page 230.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.64	$ 12.48	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.35	.25	.10
Net realized and unrealized gain (loss) on investment transactions	(1.84)	(1.77)	1.27	1.11

Net increase (decrease) in net asset value from operations	(1.64)	(1.42)	1.52	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.32)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.52)	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 8.48	$ 10.64	$ 12.48	$ 11.21

Total Return
Total investment return based on net asset value(c)	(14.33)%	(11.72)%	13.66%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,243	$9,382	$1,769	$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.68%	.71%	.88%
Expenses, before waivers/reimbursements(d)	.88%	.80%	.98%	29.32%
Net investment income(b)	2.69%	3.01%	1.94%	1.14%
Portfolio turnover rate	8%	4%	16%	5%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.52	$ 12.37	$ 11.16	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16	.31	.08	.03
Net realized and unrealized gain (loss) on investment transactions	(1.81)	(1.77)	1.37	1.13

Net increase (decrease) in net asset value from operations	(1.65)	(1.46)	1.45	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.29)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.47)	(.39)	(.24)	– 0	–

Net asset value, end of period	$ 8.40	$ 10.52	$ 12.37	$ 11.16

Total Return
Total investment return based on net asset value(c)	(14.76)%	(12.16)%	13.05%	11.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,531	$33,421	$15,551	$502
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.18%	1.18%	1.21%	1.38%
Expenses, before waivers/reimbursements(d)	1.48%	1.46%	1.77%	9.73%
Net investment income(b)	2.17%	2.73%	.69%	.28%
Portfolio turnover rate	8%	4%	16%	5%

See footnote summary on page 230.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.59	$ 12.43	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.35	.15	.09
Net realized and unrealized gain (loss) on investment transactions	(1.83)	(1.79)	1.33	1.09

Net increase (decrease) in net asset value from operations	(1.65)	(1.44)	1.48	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.30)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.49)	(.40)	(.23)	– 0	–

Net asset value, end of period	$ 8.45	$ 10.59	$ 12.43	$ 11.18

Total Return
Total investment return based on net asset value(c)	(14.58)%	(11.94)%	13.36%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$148,184	$137,794	$69,380	$4,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93%	.93%	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.16%	1.16%	1.40%	7.64%
Net investment income(b)	2.43%	2.98%	1.41%	.96%
Portfolio turnover rate	8%	4%	16%	5%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.63	$ 12.47	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.39	.19	.09
Net realized and unrealized gain (loss) on investment transactions	(1.83)	(1.81)	1.32	1.12

Net increase (decrease) in net asset value from operations	(1.63)	(1.42)	1.51	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.32)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.52)	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 8.48	$ 10.63	$ 12.47	$ 11.21

Total Return
Total investment return based on net asset value(c)	(14.31)%	(11.76)%	13.61%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,190	$33,966	$29,077	$1,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.68%	.70%	.88%
Expenses, before waivers/reimbursements(d)	.84%	.83%	1.08%	8.67%
Net investment income(b)	2.74%	3.34%	1.46%	.98%
Portfolio turnover rate	8%	4%	16%	5%

See footnote summary on page 230.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.79	$ 12.82	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16	.33	.25	.08
Net realized and unrealized gain (loss) on investment transactions	(2.01)	(1.96)	1.37	1.36

Net increase (decrease) in net asset value from operations	(1.85)	(1.63)	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.29)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.49)	(.40)	(.24)	– 0	–

Net asset value, end of period	$ 8.45	$ 10.79	$ 12.82	$ 11.44

Total Return
Total investment return based on net asset value(c)	(16.07)%	(13.13)%	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,068	$102,304	$78,182	$7,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.00%	1.08%	1.18%
Expenses, before waivers/reimbursements(d)	1.29%	1.17%	1.41%	8.73%
Net investment income(b)	2.13%	2.81%	1.92%	.79%
Portfolio turnover rate	9%	3%	11%	6%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.65	$ 12.67	$ 11.35	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11	.26	.15	.01
Net realized and unrealized gain (loss) on investment transactions	(1.99)	(1.95)	1.36	1.34

Net increase (decrease) in net asset value from operations	(1.88)	(1.69)	1.51	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.22)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.33)	(.19)	– 0	–

Net asset value, end of period	$ 8.35	$ 10.65	$ 12.67	$ 11.35

Total Return
Total investment return based on net asset value(c)	(16.69)%	(13.66)%	13.36%	13.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,403	$1,795	$1,596	$525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.70%	1.78%	1.88%
Expenses, before waivers/reimbursements(d)	2.05%	1.90%	2.10%	10.10%
Net investment income(b)	1.52%	2.16%	1.17%	.06%
Portfolio turnover rate	9%	3%	11%	6%

See footnote summary on page 230.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.65	$ 12.69	$ 11.36	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.10	.24	.12	.00	(f)
Net realized and unrealized gain (loss) on investment transactions	(1.97)	(1.95)	1.40	1.36

Net increase (decrease) in net asset value from operations	(1.87)	(1.71)	1.52	1.36

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.22)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.33)	(.19)	– 0	–

Net asset value, end of period	$ 8.36	$ 10.65	$ 12.69	$ 11.36

Total Return
Total investment return based on net asset value(c)	(16.60)%	(13.80)%	13.44%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,937	$2,835	$1,821	$386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.70%	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	2.03%	1.89%	2.09%	9.47%
Net investment income(b)	1.42%	2.00%	.95%	.04%
Portfolio turnover rate	9%	3%	11%	6%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.85	$ 12.88	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.29	.27	.12
Net realized and unrealized gain (loss) on investment transactions	(2.02)	(1.90)	1.39	1.35

Net increase (decrease) in net asset value from operations	(1.84)	(1.61)	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.31)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.52)	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 8.49	$ 10.85	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	(15.87)%	(12.87)%	14.55%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,659	$6,660	$684	$236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.70%	.77%	.88%
Expenses, before waivers/reimbursements(d)	.99%	.90%	1.09%	9.42%
Net investment income(b)	2.40%	2.51%	2.12%	1.09%
Portfolio turnover rate	9%	3%	11%	6%

See footnote summary on page 230.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.77	$ 12.81	$ 11.41	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.27	.07	.07
Net realized and unrealized gain (loss) on investment transactions	(2.00)	(1.93)	1.53	1.34

Net increase (decrease) in net asset value from operations	(1.86)	(1.66)	1.60	1.41

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.27)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.47)	(.38)	(.20)	– 0	–

Net asset value, end of period	$ 8.44	$ 10.77	$ 12.81	$ 11.41

Total Return
Total investment return based on net asset value(c)	(16.25)%	(13.30)%	14.07%	14.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,469	$24,582	$10,812	$478
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.20%	1.23%	1.38%
Expenses, before waivers/reimbursements(d)	1.55%	1.53%	1.76%	7.73%
Net investment income(b)	1.89%	2.35%	.57%	.69%
Portfolio turnover rate	9%	3%	11%	6%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.81	$ 12.83	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17	.33	.17	.10
Net realized and unrealized gain (loss) on investment transactions	(2.02)	(1.95)	1.45	1.34

Net increase (decrease) in net asset value from operations	(1.85)	(1.62)	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.29)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.49)	(.40)	(.23)	– 0	–

Net asset value, end of period	$ 8.47	$ 10.81	$ 12.83	$ 11.44

Total Return
Total investment return based on net asset value(c)	(16.10)%	(13.02)%	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110,551	$111,995	$60,216	$6,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.95%	1.01%	1.13%
Expenses, before waivers/reimbursements(d)	1.24%	1.24%	1.41%	6.67%
Net investment income(b)	2.24%	2.79%	1.44%	.96%
Portfolio turnover rate	9%	3%	11%	6%

See footnote summary on page 230.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.85	$ 12.88	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.38	.17	.07
Net realized and unrealized gain (loss) on investment transactions	(2.02)	(1.99)	1.49	1.40

Net increase (decrease) in net asset value from operations	(1.84)	(1.61)	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.31)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.51)	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 8.50	$ 10.85	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	(15.78)%	(12.88)%	14.60%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,725	$24,079	$19,306	$639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.70%	.72%	.88%
Expenses, before waivers/reimbursements(d)	.92%	.90%	1.08%	7.62%
Net investment income(b)	2.45%	3.15%	1.27%	.79%
Portfolio turnover rate	9%	3%	11%	6%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.69	$ 12.70	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.30	.19	.03
Net realized and unrealized gain (loss) on investment transactions	(2.05)	(2.00)	1.50	1.21

Net increase (decrease) in net asset value from operations	(1.91)	(1.70)	1.69	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.24)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.43)	(.31)	(.23)	– 0	–

Net asset value, end of period	$ 8.35	$ 10.69	$ 12.70	$ 11.24

Total Return
Total investment return based on net asset value(c)	(16.91)%	(13.67)%	15.08%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,797	$73,959	$47,575	$4,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.09%	1.19	%(e)
Expenses, before waivers/reimbursements(d)	1.33%	1.23%	1.72%	13.11	%(e)
Net investment income(b)	1.88%	2.53%	1.54%	.35%
Portfolio turnover rate	6%	4%	6%	7%

See footnote summary on page 230.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.55	$ 12.56	$ 11.14	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.09	.22	.11	(.01)
Net realized and unrealized gain (loss) on investment transactions	(2.02)	(1.98)	1.49	1.15

Net increase (decrease) in net asset value from operations	(1.93)	(1.76)	1.60	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.18)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.37)	(.25)	(.18)	– 0	–

Net asset value, end of period	$ 8.25	$ 10.55	$ 12.56	$ 11.14

Total Return
Total investment return based on net asset value(c)	(17.49)%	(14.29)%	14.35%	11.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,433	$1,944	$1,580	$374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.78%	1.89	%(e)
Expenses, before waivers/reimbursements(d)	2.09%	1.96%	2.38%	16.08	%(e)
Net investment income (loss)(b)	1.27%	1.87%	.89%	(.14)%
Portfolio turnover rate	6%	4%	6%	7%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.56	$ 12.58	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	.20	.03	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.02)	(1.97)	1.58	1.18

Net increase (decrease) in net asset value from operations	(1.94)	(1.77)	1.61	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.18)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.37)	(.25)	(.18)	– 0	–

Net asset value, end of period	$ 8.25	$ 10.56	$ 12.58	$ 11.15

Total Return
Total investment return based on net asset value(c)	(17.57)%	(14.34)%	14.42%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,270	$3,480	$2,217	$230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.76%	1.89	%(e)
Expenses, before waivers/reimbursements(d)	2.07%	1.95%	2.26%	15.16	%(e)
Net investment income (loss)(b)	1.14%	1.72%	.26%	(.26)%
Portfolio turnover rate	6%	4%	6%	7%

See footnote summary on page 230.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.76	$ 12.76	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16	.24	.27	.09
Net realized and unrealized gain (loss) on investment transactions	(2.06)	(1.90)	1.47	1.17

Net increase (decrease) in net asset value from operations	(1.90)	(1.66)	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.27)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.46)	(.34)	(.24)	– 0	–

Net asset value, end of period	$ 8.40	$ 10.76	$ 12.76	$ 11.26

Total Return
Total investment return based on net asset value(c)	(16.71)%	(13.36)%	15.53%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,365	$5,209	$480	$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.80%	.89	%(e)
Expenses, before waivers/reimbursements(d)	1.03%	.94%	1.48%	22.50	%(e)
Net investment income(b)	2.16%	2.10%	2.06%	.88%
Portfolio turnover rate	6%	4%	6%	7%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.66	$ 12.69	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.12	.26	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	(2.04)	(1.98)	1.61	1.25

Net increase (decrease) in net asset value from operations	(1.92)	(1.72)	1.67	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.41)	(.31)	(.22)	– 0	–

Net asset value, end of period	$ 8.33	$ 10.66	$ 12.69	$ 11.24

Total Return
Total investment return based on net asset value(c)	(17.15)%	(13.87)%	14.88%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,551	$26,546	$9,026	$636
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.26%	1.39	%(e)
Expenses, before waivers/reimbursements(d)	1.58%	1.57%	2.00%	13.25	%(e)
Net investment income (loss)(b)	1.64%	2.19%	.54%	(.10)%
Portfolio turnover rate	6%	4%	6%	7%

See footnote summary on page 230.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.70	$ 12.71	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.29	.12	.04
Net realized and unrealized gain (loss) on investment transactions	(2.05)	(1.98)	1.59	1.20

Net increase (decrease) in net asset value from operations	(1.91)	(1.69)	1.71	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.25)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.43)	(.32)	(.24)	– 0	–

Net asset value, end of period	$ 8.36	$ 10.70	$ 12.71	$ 11.24

Total Return
Total investment return based on net asset value(c)	(16.97)%	(13.64)%	15.24%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,789	$88,751	$42,433	$2,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	1.02%	1.14	%(e)
Expenses, before waivers/reimbursements(d)	1.27%	1.28%	1.60%	10.94	%(e)
Net investment income(b)	1.93%	2.47%	1.07%	.43%
Portfolio turnover rate	6%	4%	6%	7%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.74	$ 12.75	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16	.32	.14	.09
Net realized and unrealized gain (loss) on investment transactions	(2.06)	(1.99)	1.60	1.17

Net increase (decrease) in net asset value from operations	(1.90)	(1.67)	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.27)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.46)	(.34)	(.25)	– 0	–

Net asset value, end of period	$ 8.38	$ 10.74	$ 12.75	$ 11.26

Total Return
Total investment return based on net asset value(c)	(16.75)%	(13.46)%	15.54%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,822	$16,718	$13,213	$755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.75%	.89	%(e)
Expenses, before waivers/reimbursements(d)	.94%	.95%	1.26%	14.42	%(e)
Net investment income(b)	2.19%	2.72%	1.08%	.88%
Portfolio turnover rate	6%	4%	6%	7%

See footnote summary on page 230.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.71	$ 12.78	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11	.27	.19	.03
Net realized and unrealized gain (loss) on investment transactions	(2.11)	(2.02)	1.50	1.27

Net increase (decrease) in net asset value from operations	(2.00)	(1.75)	1.69	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.40)	(.32)	(.21)	– 0	–

Net asset value, end of period	$ 8.31	$ 10.71	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	(17.83)%	(14.02)%	15.09%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,738	$52,620	$34,491	$3,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.09%	1.20	%(e)
Expenses, before waivers/reimbursements(d)	1.43%	1.36%	1.96%	17.78	%(e)
Net investment income(b)	1.57%	2.31%	1.48%	.35%
Portfolio turnover rate	4%	4%	5%	10%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.59	$ 12.65	$ 11.22	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	.19	.10	(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.09)	(2.01)	1.49	1.27

Net increase (decrease) in net asset value from operations	(2.02)	(1.82)	1.59	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.16)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.34)	(.24)	(.16)	– 0	–

Net asset value, end of period	$ 8.23	$ 10.59	$ 12.65	$ 11.22

Total Return
Total investment return based on net asset value(c)	(18.42)%	(14.64)%	14.27%	12.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$960	$1,296	$1,051	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.78%	1.90	%(e)
Expenses, before waivers/reimbursements(d)	2.19%	2.08%	2.65%	20.23	%(e)
Net investment income (loss)(b)	.99%	1.58%	.79%	(.47)%
Portfolio turnover rate	4%	4%	5%	10%

See footnote summary on page 230.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.59	$ 12.65	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.17	.08	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.08)	(1.99)	1.52	1.25

Net increase (decrease) in net asset value from operations	(2.02)	(1.82)	1.60	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.16)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.34)	(.24)	(.16)	– 0	–

Net asset value, end of period	$ 8.23	$ 10.59	$ 12.65	$ 11.21

Total Return
Total investment return based on net asset value(c)	(18.42)%	(14.64)%	14.37%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,158	$1,984	$1,196	$398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.78%	1.90	%(e)
Expenses, before waivers/reimbursements(d)	2.17%	2.08%	2.63%	19.62	%(e)
Net investment income (loss)(b)	.90%	1.48%	.61%	(.38)%
Portfolio turnover rate	4%	4%	5%	10%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.77	$ 12.84	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13	.26	.22	.05
Net realized and unrealized gain (loss) on investment transactions	(2.13)	(1.98)	1.52	1.27

Net increase (decrease) in net asset value from operations	(2.00)	(1.72)	1.74	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.27)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.35)	(.22)	– 0	–

Net asset value, end of period	$ 8.35	$ 10.77	$ 12.84	$ 11.32

Total Return
Total investment return based on net asset value(c)	(17.65)%	(13.77)%	15.54%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,872	$3,410	$942	$228
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.78%	.90	%(e)
Expenses, before waivers/reimbursements(d)	1.13%	1.08%	1.63%	19.84	%(e)
Net investment income(b)	1.82%	2.21%	1.68%	.54%
Portfolio turnover rate	4%	4%	5%	10%

See footnote summary on page 230.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.64	$ 12.72	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	.19	.07	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.10)	(1.96)	1.59	1.28

Net increase (decrease) in net asset value from operations	(2.00)	(1.77)	1.66	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.23)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.39)	(.31)	(.20)	– 0	–

Net asset value, end of period	$ 8.25	$ 10.64	$ 12.72	$ 11.26

Total Return
Total investment return based on net asset value(c)	(18.00)%	(14.23)%	14.86%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,675	$15,155	$4,446	$587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.27%	1.40	%(e)
Expenses, before waivers/reimbursements(d)	1.65%	1.67%	2.27%	17.88	%(e)
Net investment income (loss)(b)	1.36%	1.71%	.56%	(.25)%
Portfolio turnover rate	4%	4%	5%	10%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.70	$ 12.78	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.27	.09	.03
Net realized and unrealized gain (loss) on investment transactions	(2.10)	(2.02)	1.61	1.27

Net increase (decrease) in net asset value from operations	(1.98)	(1.75)	1.70	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.25)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.40)	(.33)	(.22)	– 0	–

Net asset value, end of period	$ 8.32	$ 10.70	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	(17.68)%	(14.03)%	15.16%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,028	$59,621	$27,908	$1,511
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	1.02%	1.15	%(e)
Expenses, before waivers/reimbursements(d)	1.35%	1.37%	1.75%	18.95	%(e)
Net investment income(b)	1.65%	2.29%	.86%	.28%
Portfolio turnover rate	4%	4%	5%	10%

See footnote summary on page 230.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.75	$ 12.83	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.32	.11	.05
Net realized and unrealized gain (loss) on investment transactions	(2.12)	(2.05)	1.64	1.27

Net increase (decrease) in net asset value from operations	(1.98)	(1.73)	1.75	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.27)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.43)	(.35)	(.24)	– 0	–

Net asset value, end of period	$ 8.34	$ 10.75	$ 12.83	$ 11.32

Total Return
Total investment return based on net asset value(c)	(17.57)%	(13.83)%	15.56%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,469	$11,536	$8,530	$539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.74%	.90	%(e)
Expenses, before waivers/reimbursements(d)	1.02%	1.03%	1.43%	16.65	%(e)
Net investment income(b)	1.88%	2.62%	.81%	.54%
Portfolio turnover rate	4%	4%	5%	10%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.86	$ 12.89	$ 11.38		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.25	.17		.02
Net realized and unrealized gain (loss) on investment transactions	(2.12)	(2.00)	1.57		1.36

Net increase (decrease) in net asset value from operations	(2.00)	(1.75)	1.74		1.38

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.23)	(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.37)	(.28)	(.23)		– 0	–

Net asset value, end of period	$ 8.49	$ 10.86	$ 12.89		$ 11.38

Total Return
Total investment return based on net asset value(c)	(17.68)%	(13.89)%	15.32%		13.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,063	$44,222	$19,340		$1,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.10	%(e)	1.21	%(e)
Expenses, before waivers/reimbursements(d)	1.51%	1.49%	2.94	%(e)	32.68	%(e)
Net investment income(b)	1.57%	2.12%	1.32%		.20%
Portfolio turnover rate	5%	6%	7%		20%

See footnote summary on page 230.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.75	$ 12.78	$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	.20	.11		(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.11)	(2.03)	1.52		1.36

Net increase (decrease) in net asset value from operations	(2.04)	(1.83)	1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.15)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.31)	(.20)	(.16)		– 0	–

Net asset value, end of period	$ 8.40	$ 10.75	$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	(18.31)%	(14.50)%	14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$914	$1,093	$925		$530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.82	%(e)	1.91	%(e)
Expenses, before waivers/reimbursements(d)	2.27%	2.21%	4.15	%(e)	35.10	%(e)
Net investment income (loss)(b)	.95%	1.69%	.91%		(.50)%
Portfolio turnover rate	5%	6%	7%		20%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.75	$ 12.78	$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.15	.08		(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.09)	(1.98)	1.55		1.34

Net increase (decrease) in net asset value from operations	(2.03)	(1.83)	1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.15)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.31)	(.20)	(.16)		– 0	–

Net asset value, end of period	$ 8.41	$ 10.75	$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	(18.21)%	(14.50)%	14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,200	$1,561	$563		$155
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.80	%(e)	1.91	%(e)
Expenses, before waivers/reimbursements(d)	2.28%	2.22%	3.94	%(e)	42.81	%(e)
Net investment income (loss)(b)	.86%	1.30%	.63%		(.32)%
Portfolio turnover rate	5%	6%	7%		20%

See footnote summary on page 230.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.93	$ 12.95	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.21	.31		.10
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(1.93)	1.46		1.32

Net increase (decrease) in net asset value from operations	(2.00)	(1.72)	1.77		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.25)	(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.39)	(.30)	(.24)		– 0	–

Net asset value, end of period	$ 8.54	$ 10.93	$ 12.95		$ 11.42

Total Return
Total investment return based on net asset value(c)	(17.51)%	(13.61)%	15.56%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,368	$3,254	$242		$74
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.81	%(e)	.91	%(e)
Expenses, before waivers/reimbursements(d)	1.21%	1.20%	3.06	%(e)	55.18	%(e)
Net investment income(b)	1.82%	1.81%	2.37%		.97%
Portfolio turnover rate	5%	6%	7%		20%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.79	$ 12.84	$ 11.37		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.10	.25	.00	(f)	.01
Net realized and unrealized gain (loss) on investment transactions	(2.11)	(2.02)	1.71		1.36

Net increase (decrease) in net asset value from operations	(2.01)	(1.77)	1.71		1.37

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.23)	(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.34)	(.28)	(.24)		– 0	–

Net asset value, end of period	$ 8.44	$ 10.79	$ 12.84		$ 11.37

Total Return
Total investment return based on net asset value(c)	(17.89)%	(14.09)%	15.08%		13.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,975	$14,496	$5,335		$177
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.26	%(e)	1.41	%(e)
Expenses, before waivers/reimbursements(d)	1.70%	1.76%	3.07	%(e)	36.08	%(e)
Net investment income(b)	1.31%	2.06%	.01%		.06%
Portfolio turnover rate	5%	6%	7%		20%

See footnote summary on page 230.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.85	$ 12.88	$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.27	.09		.05
Net realized and unrealized gain (loss) on investment transactions	(2.12)	(2.01)	1.66		1.35

Net increase (decrease) in net asset value from operations	(2.00)	(1.74)	1.75		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.37)	(.29)	(.27)		– 0	–

Net asset value, end of period	$ 8.48	$ 10.85	$ 12.88		$ 11.40

Total Return
Total investment return based on net asset value(c)	(17.73)%	(13.83)%	15.40%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,452	$36,392	$16,181		$501
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	1.03	%(e)	1.16	%(e)
Expenses, before waivers/reimbursements(d)	1.39%	1.47%	2.46	%(e)	33.28	%(e)
Net investment income(b)	1.60%	2.27%	.85%		.53%
Portfolio turnover rate	5%	6%	7%		20%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.90	$ 12.92	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.31	.11		.05
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(2.03)	1.67		1.37

Net increase (decrease) in net asset value from operations	(2.00)	(1.72)	1.78		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.25)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.39)	(.30)	(.28)		– 0	–

Net asset value, end of period	$ 8.51	$ 10.90	$ 12.92		$ 11.42

Total Return
Total investment return based on net asset value(c)	(17.52)%	(13.60)%	15.67%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,225	$9,682	$6,087		$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.76	%(e)	.91	%(e)
Expenses, before waivers/reimbursements(d)	1.07%	1.14%	1.92	%(e)	29.45	%(e)
Net investment income(b)	1.87%	2.59%	.86%		.48%
Portfolio turnover rate	5%	6%	7%		20%

See footnote summary on page 230.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.76	$ 12.90	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.26	.19		.04
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(2.03)	1.49		1.38

Net increase (decrease) in net asset value from operations	(2.02)	(1.77)	1.68		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.23)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.36)	(.37)	(.20)		– 0	–

Net asset value, end of period	$ 8.38	$ 10.76	$ 12.90		$ 11.42

Total Return
Total investment return based on net asset value(c)	(18.02)%	(14.12)%	14.85%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,782	$31,511	$18,710		$1,057
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%	1.11	%(e)	1.23	%(e)
Expenses, before waivers/reimbursements(d)	1.76%	1.82%	2.91	%(e)	44.80	%(e)
Net investment income(b)	1.58%	2.23%	1.49%		.44%
Portfolio turnover rate	6%	5%	13%		13%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.64	$ 12.76	$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.21	.10		(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.11)	(2.03)	1.47		1.37

Net increase (decrease) in net asset value from operations	(2.05)	(1.82)	1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.16)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.32)	(.30)	(.15)		– 0	–

Net asset value, end of period	$ 8.27	$ 10.64	$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	(18.63)%	(14.60)%	13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$321	$314	$319		$140
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.81	%(e)	1.93	%(e)
Expenses, before waivers/reimbursements(d)	2.58%	2.54%	3.97	%(e)	54.54	%(e)
Net investment income (loss)(b)	.87%	1.73%	.77%		(.28)%
Portfolio turnover rate	6%	5%	13%		13%

See footnote summary on page 230.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.63	$ 12.76	$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.16	.11		(.07)
Net realized and unrealized gain (loss) on investment transactions	(2.11)	(1.99)	1.46		1.41

Net increase (decrease) in net asset value from operations	(2.05)	(1.83)	1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.16)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.32)	(.30)	(.15)		– 0	–

Net asset value, end of period	$ 8.26	$ 10.63	$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	(18.65)%	(14.68)%	13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,440	$993	$344		$129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%	1.81	%(e)	1.93	%(e)
Expenses, before waivers/reimbursements(d)	2.53%	2.55%	4.04	%(e)	66.89	%(e)
Net investment income (loss)(b)	.85%	1.35%	.91%		(.73)%
Portfolio turnover rate	6%	5%	13%		13%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.83	$ 12.95	$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13	.25	.24		.09
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(1.98)	1.47		1.36

Net increase (decrease) in net asset value from operations	(2.01)	(1.73)	1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.25)	(.20)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.39)	(.39)	(.21)		– 0	–

Net asset value, end of period	$ 8.43	$ 10.83	$ 12.95		$ 11.45

Total Return
Total investment return based on net asset value(c)	(17.81)%	(13.74)%	15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,473	$2,046	$596		$245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.80	%(e)	.93	%(e)
Expenses, before waivers/reimbursements(d)	1.46%	1.52%	3.13	%(e)	52.18	%(e)
Net investment income(b)	1.81%	2.19%	1.85%		.85%
Portfolio turnover rate	6%	5%	13%		13%

See footnote summary on page 230.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.70	$ 12.84	$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.10	.20	.05		.02
Net realized and unrealized gain (loss) on investment transactions	(2.13)	(1.98)	1.59		1.38

Net increase (decrease) in net asset value from operations	(2.03)	(1.78)	1.64		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.22)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.36)	(.36)	(.20)		– 0	–

Net asset value, end of period	$ 8.31	$ 10.70	$ 12.84		$ 11.40

Total Return
Total investment return based on net asset value(c)	(18.27)%	(14.22)%	14.50%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,833	$7,636	$2,620		$210
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%	1.27	%(e)	1.43	%(e)
Expenses, before waivers/reimbursements(d)	1.90%	2.01%	3.18	%(e)	45.90	%(e)
Net investment income(b)	1.34%	1.72%	.40%		.17%
Portfolio turnover rate	6%	5%	13%		13%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class K
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.74	$ 12.88	$ 11.43		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.27	.11		.04
Net realized and unrealized gain (loss) on investment transactions	(2.13)	(2.03)	1.56		1.39

Net increase (decrease) in net asset value from operations	(2.01)	(1.76)	1.67		1.43

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.37)	(.38)	(.22)		– 0	–

Net asset value, end of period	$ 8.36	$ 10.74	$ 12.88		$ 11.43

Total Return
Total investment return based on net asset value(c)	(17.95)%	(14.03)%	14.76%		14.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,638	$19,539	$9,458		$484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%	1.04	%(e)	1.18	%(e)
Expenses, before waivers/reimbursements(d)	1.60%	1.72%	2.62	%(e)	44.54	%(e)
Net investment income(b)	1.60%	2.29%	1.04%		.43%
Portfolio turnover rate	6%	5%	13%		13%

See footnote summary on page 230.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class I
	Year Ended August 31,
	2009	2008	2007		2006

Net asset value, beginning of period	$ 10.78	$ 12.92	$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13	.30	.12		.04
Net realized and unrealized gain (loss) on investment transactions	(2.13)	(2.04)	1.59		1.41

Net increase (decrease) in net asset value from operations	(2.00)	(1.74)	1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.26)	(.23)		– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.40)	(.40)	(.24)		– 0	–

Net asset value, end of period	$ 8.38	$ 10.78	$ 12.92		$ 11.45

Total Return
Total investment return based on net asset value(c)	(17.76)%	(13.85)%	15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,694	$4,439	$2,213		$97
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.75	%(e)	.93	%(e)
Expenses, before waivers/reimbursements(d)	1.27%	1.37%	2.13	%(e)	52.64	%(e)
Net investment income(b)	1.81%	2.48%	.78%		.39%
Portfolio turnover rate	6%	5%	13%		13%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.59	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.09	.15	(h)	(.02)
Net realized and unrealized loss on investment transactions	(1.48)	(1.27)		(.12)

Net decrease in net asset value from operations	(1.39)	(1.12)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)		– 0	–

Total dividends and distributions	(.14)	(.15)		– 0	–

Net asset value, end of period	$ 7.06	$ 8.59		$ 9.86

Total Return
Total investment return based on net asset value(c)	(15.77)%	(11.53)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,462	$795		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02%		1.09	%(e)(i)
Expenses, before waivers/ reimbursements(d)	7.11%	54.01%		649.75	%(e)(i)
Net investment income (loss)(b)	1.40%	1.66	%(h)	(1.02	)%(i)
Portfolio turnover rate	46%	893%		8%

See footnote summary on page 230.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.56	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.11	(h)	(.03)
Net realized and unrealized loss on investment transactions	(1.50)	(1.29)		(.12)

Net decrease in net asset value from operations	(1.44)	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)		– 0	–

Total dividends and distributions	(.12)	(.11)		– 0	–

Net asset value, end of period	$ 7.00	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	(16.44)%	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30	$32		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%		1.79	%(e)(i)
Expenses, before waivers/ reimbursements(d)	8.64%	71.00%		649.78	%(e)(i)
Net investment income (loss)(b)	.93%	1.27	%(h)	(1.72	)%(i)
Portfolio turnover rate	46%	893%		8%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class C
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.56	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	.08	(h)	(.03)
Net realized and unrealized loss on investment transactions	(1.49)	(1.26)		(.12)

Net decrease in net asset value from operations	(1.44)	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)		– 0	–

Total dividends and distributions	(.12)	(.11)		– 0	–

Net asset value, end of period	$ 7.00	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	(16.44)%	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120	$52		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72%		1.79	%(e)(i)
Expenses, before waivers/ reimbursements(d)	8.05%	61.58%		649.72	%(e)(i)
Net investment income (loss)(b)	.81%	.94	%(h)	(1.72	)%(i)
Portfolio turnover rate	46%	893%		8%

See footnote summary on page 230.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Advisor Class
	Year Ended August 31,		June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.62	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	.14	(.01)
Net realized and unrealized loss on investment transactions	(1.48)	(1.23)	(.12)

Net decrease in net asset value from operations	(1.38)	(1.09)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.15)	(.16)	– 0	–

Net asset value, end of period	$ 7.09	$ 8.62	$ 9.87

Total Return
Total investment return based on net asset value(c)	(15.66)%	(11.25)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,178	$305	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.79	%(e)(i)
Expenses, before waivers/ reimbursements(d)	6.75%	41.52%	648.81	%(e)(i)
Net investment income (loss)(b)	1.69%	1.64%	(.72	)%(i)
Portfolio turnover rate	46%	893%	8%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.60	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	(.03	)(h)	(.02)
Net realized and unrealized loss on investment transactions	(1.48)	(1.10)		(.12)

Net decrease in net asset value from operations	(1.41)	(1.13)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.12)		– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)		– 0	–

Total dividends and distributions	(.13)	(.13)		– 0	–

Net asset value, end of period	$ 7.06	$ 8.60		$ 9.86

Total Return
Total investment return based on net asset value(c)	(16.08)%	(11.67)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,540	$258		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%		1.29	%(e)(i)
Expenses, before waivers/ reimbursements(d)	6.38%	23.00%		596.22	%(e)(i)
Net investment income (loss)(b)	1.12%	(.12	)%(h)	(1.22	)%(i)
Portfolio turnover rate	46%	893%		8%

See footnote summary on page 230.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.61	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	.08	(h)	(.02)
Net realized and unrealized loss on investment transactions	(1.46)	(1.18)		(.12)

Net decrease in net asset value from operations	(1.39)	(1.10)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)		– 0	–

Total dividends and distributions	(.14)	(.15)		– 0	–

Net asset value, end of period	$ 7.08	$ 8.61		$ 9.86

Total Return
Total investment return based on net asset value(c)	(15.76)%	(11.32)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,959	$758		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%		1.04	%(e)(i)
Expenses, before waivers/ reimbursements(d)	6.14%	30.40%		595.99	%(e)(i)
Net investment income (loss)(b)	1.32%	.95	%(h)	(.97	)%(i)
Portfolio turnover rate	46%	893%		8%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Year Ended August 31,		June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.61	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	.14	(.01)
Net realized and unrealized loss on investment transactions	(1.48)	(1.24)	(.12)

Net decrease in net asset value from operations	(1.38)	(1.10)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.14)	(.16)	– 0	–

Net asset value, end of period	$ 7.09	$ 8.61	$ 9.87

Total Return
Total investment return based on net asset value(c)	(15.59)%	(11.35)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$787	$216	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.79	%(e)(i)
Expenses, before waivers/ reimbursements(d)	6.02%	41.80%	595.86	%(e)(i)
Net investment income (loss)(b)	1.67%	1.51%	(.72	)%(i)
Portfolio turnover rate	46%	893%	8%

See footnote summary on page 230.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class A
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.38	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	.13	(h)	(.02)
Net realized and unrealized loss on investment transactions	(1.54)	(1.20)		(.13)

Net decrease in net asset value from operations	(1.47)	(1.07)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	0	(.27)		– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.13)		– 0	–

Total dividends and distributions	(.04)	(.40)		– 0	–

Net asset value, end of period	$ 6.87	$ 8.38		$ 9.85

Total Return
Total investment return based on net asset value(c)	(17.45)%	(11.40)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$690	$343		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.04	%(e)	1.03	%(e)(i)
Expenses, before waivers/ reimbursements(d)	23.03%	98.75	%(e)	643.42	%(e)(i)
Net investment income (loss)(b)	1.20%	1.45	%(h)	(1.02	)%(i)
Portfolio turnover rate	83%	42%		8%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class B
Year Ended August 31,	June 29, 2007(g) to August 31, 2007
2009	2008

Net asset value, beginning of period	$ 8.34	$ 9.84	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	.15	(h)	(.03)
Net realized and unrealized loss on investment transactions	(1.57)	(1.28)	(.13)

Net decrease in net asset value from operations	(1.52)	(1.13)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.13)	– 0	–

Total dividends and distributions	(.04)	(.37)	– 0	–

Net asset value, end of period	$ 6.78	$ 8.34	$ 9.84

Total Return
Total investment return based on net asset value(c)	(18.14)%	(11.93)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18	$13	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.74	%(e)	1.73	%(e)(i)
Expenses, before waivers/ reimbursements(d)	24.65%	189.38	%(e)	638.66	%(e)(i)
Net investment income (loss)(b)	.85%	1.61	%(h)	(1.72	)%(i)
Portfolio turnover rate	83%	42%	8%

See footnote summary on page 230.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class C
Year Ended August 31,	June 29, 2007(g) to August 31, 2007
2009	2008

Net asset value, beginning of period	$ 8.34	$ 9.84	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	.16	(h)	(.03)
Net realized and unrealized loss on investment transactions	(1.61)	(1.29)	(.13)

Net decrease in net asset value from operations	(1.53)	(1.13)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.13)	– 0	–

Total dividends and distributions	(.04)	(.37)	– 0	–

Net asset value, end of period	$ 6.77	$ 8.34	$ 9.84

Total Return
Total investment return based on net asset value(c)	(18.26)%	(11.93)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20	$37	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.74	%(e)	1.73	%(e)(i)
Expenses, before waivers/ reimbursements(d)	24.79%	190.03	%(e)	638.66	%(e)(i)
Net investment income (loss)(b)	1.34%	1.74	%(h)	(1.72	)%(i)
Portfolio turnover rate	83%	42%	8%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Advisor Class
Year Ended August 31,	June 29, 2007(g) to August 31, 2007
2009	2008

Net asset value, beginning of period	$ 8.41	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	.18	(.01)
Net realized and unrealized loss on investment transactions	(1.57)	(1.22)	(.13)

Net decrease in net asset value from operations	(1.47)	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.13)	– 0	–

Total dividends and distributions	(.04)	(.41)	– 0	–

Net asset value, end of period	$ 6.90	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	(17.39)%	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$248	$50	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.74	%(e)	.73	%(e)(i)
Expenses, before waivers/ reimbursements(d)	22.45%	127.65	%(e)	637.93	%(e)(i)
Net investment income (loss)(b)	1.68%	2.04%	(.72	)%(i)
Portfolio turnover rate	83%	42%	8%

See footnote summary on page 230.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class R
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.38	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	.04	(h)	(.02)
Net realized and unrealized loss on investment transactions	(1.58)	(1.13)		(.13)

Net decrease in net asset value from operations	(1.50)	(1.09)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.13)		– 0	–

Total dividends and distributions	(.09)	(.38)		– 0	–

Net asset value, end of period	$ 6.79	$ 8.38		$ 9.85

Total Return
Total investment return based on net asset value(c)	(17.71)%	(11.55)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$268	$242		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22%		1.23	%(e)(i)
Expenses, before waivers/ reimbursements(d)	20.50%	89.30%		586.71	%(e)(i)
Net investment income (loss)(b)	1.33%	.51	%(h)	(1.22	)%(i)
Portfolio turnover rate	83%	42%		8%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Year Ended August 31,			June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.41	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	.19	(h)	(.02)
Net realized and unrealized loss on investment transactions	(1.57)	(1.25)		(.13)

Net decrease in net asset value from operations	(1.49)	(1.06)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.13)		– 0	–

Total dividends and distributions	(.09)	(.38)		– 0	–

Net asset value, end of period	$ 6.83	$ 8.41		$ 9.85

Total Return
Total investment return based on net asset value(c)	(17.42)%	(11.26)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,265	$302		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97%		.98	%(e)(i)
Expenses, before waivers/ reimbursements(d)	19.84%	87.41%		586.41	%(e)(i)
Net investment income (loss)(b)	1.46%	2.17	%(h)	(.97	)%(i)
Portfolio turnover rate	83%	42%		8%

See footnote summary on page 230.

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Year Ended August 31,		June 29, 2007(g) to August 31, 2007
	2009	2008

Net asset value, beginning of period	$ 8.41	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	.17	(.01)
Net realized and unrealized loss on investment transactions	(1.57)	(1.21)	(.13)

Net decrease in net asset value from operations	(1.47)	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.13)	– 0	–

Total dividends and distributions	(.10)	(.41)	– 0	–

Net asset value, end of period	$ 6.84	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	(17.21)%	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186	$48	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72%	.73	%(e)(i)
Expenses, before waivers/ reimbursements(d)	19.85%	129.39%	586.25	%(e)(i)
Net investment income (loss)(b)	1.62%	2.01%	(.72	)%(i)
Portfolio turnover rate	83%	42%	8%

See footnote summary on page 230.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or redemption of strategy shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the years ended August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .04%, .04%, .04% and .07%, respectively, for each of the Strategies.

(e)	Ratios reflect expenses grossed up, where applicable for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

Year Ended August 31, 2008
2055 Retirement Strategy
Class A	1.02%
Class B	1.72%
Class C	1.72%
Advisor Class	.72%
Class R	—
Class K	—
Class I	—

	Year Ended August 31, 2007
	2000 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy	2050 Retirement Strategy	2055 Retirement Strategy
Class A	.90%	1.08%	1.09%	1.02%	1.02%
Class B	1.57%	1.80%	1.79%	1.72%	1.72%
Class C	1.59%	1.78%	1.79%	1.72%	1.72%
Advisor Class	.63%	.79%	.79%	.72%	.72%
Class R	1.05%	1.24%	1.25%	1.22%	1.22%
Class K	.82%	1.02%	1.02%	.97%	.97%
Class I	.54%	.74%	.73%	.72%	.72%

	Year Ended August 31, 2006
	2000 Retirement Strategy	2030 Retirement Strategy	2035 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy
Class A	1.03%	1.18%	1.18%	1.18%	1.18%
Class B	1.73%	1.88%	1.88%	1.88%	1.88%
Class C	1.73%	1.88%	1.88%	1.88%	1.88%
Advisor Class	.73%	.88%	.88%	.88%	.88%
Class R	1.23%	1.38%	1.38%	1.38%	1.38%
Class K	.98%	1.13%	1.13%	1.13%	1.13%
Class I	.73%	.88%	.88%	.88%	.88%

(f)	Amount is less than $.005.

(g)	Commencement of operations.

(h)	Net of fees and expenses waived by the Distributor.

(i)	Annualized.

See notes to financial statements.

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statements of net assets of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, each a portfolio of AllianceBernstein Blended Style Series, Inc., as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2009, by correspondence with the investee portfolios’ transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy as of August 31, 2009, and the results of their operations, changes in their net assets and their financial highlights for the years or periods indicated above, in conformity with U.S. generally accepted accounting policies.

New York, New York

October 27, 2009

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds are designated as:

Portfolio	(a) Long-Term Capital Gain	(b) Qualified Dividend Income	(c) (for corporate shareholders) Dividends Received Deduction	(d) (for foreign shareholders) Qualified Short-Term Capital Gain	(e) (for foreign shareholders) Qualified Interest Income
2000	$400,895	$114,220	$86,880	$2,591	$372,797
2005	1,145,559	379,448	303,038	8,302	835,079
2010	5,366,714	1,606,028	1,237,814	34,668	2,536,022
2015	7,693,201	2,678,345	2,027,728	66,044	3,064,752
2020	10,144,067	3,428,635	2,552,210	88,986	2,713,850
2025	9,030,578	2,887,478	2,374,225	83,853	1,520,004
2030	6,716,514	2,531,691	1,921,618	77,458	722,946
2035	4,371,046	1,749,872	1,378,601	55,324	209,239
2040	3,111,011	1,365,591	1,091,015	45,605	168,257
2045	1,845,722	790,612	625,169	26,502	96,081
2050	—	23,460	16,124	1,625	3,140
2055	—	4,934	3,391	532	999

(a)	Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

(b)	Each Fund designates the maximum amount allowable, but not less than the amounts shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with section 854 of the Internal Revenue Code.

(c)	Each Fund designates the maximum amount allowable but not less than the amounts shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(d)	Each Fund designates the maximum amount allowable but not less than the amounts shown above as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code.

(e)	Each Fund designates the maximum amount allowable but not less than the amounts shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2010.

Capital Gain dividends distributed during the fiscal year ended August 31, 2009 are generally subject to a maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum tax rate of 15%. The above should not be used to calculate your income tax returns.

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Senior Vice President

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Masters, Fontaine, Lee, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 77 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer

Executive Vice President of AllianceBernstein (the “Adviser”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)**, and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Seth J. Masters 50	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

Thomas J. Fontaine 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Dokyoung Lee 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Christopher H. Nikolich 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Patrick J. Rudden 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS,** with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

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Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy at a meeting held on August 4-6, 2009. Each Retirement Strategy is referred to individually as a “Strategy” and collectively as the “Strategies”.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided or to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Strategies will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Strategies’ request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Strategies to the Adviser than the fee rates stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from each Strategy since the Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years

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2007 and 2008 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the 2000, 2005, 2010, 2035, 2040, 2045, 2050 and 2055 Strategies were not profitable to the Adviser in 2007 or 2008. The directors noted that as of June 30, 2009, the largest Strategy, 2020, had net assets of approximately $311 million and that the Adviser had waived reimbursement of administrative expenses from each of the Strategies since inception. The Adviser concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the 2015, 2020, 2025 and 2030 Strategies was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (and the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (the “Composite Index”) in each case for the 1- and 3-year and since inception periods ended April 30, 2009. The Composite Index for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed Index, the Barclays Capital (BC) U.S. Aggregate Index, the Merrill Lynch 1-3 Year Treasury Index, the BC 1-10 Year TIPS Index and the BC High Yield (2% constrained) Index. The directors noted that the weighting of the Composite Index differed for the various Strategies, depending on the extent to which the Strategy invested in equity securities.

AllianceBernstein 2000 Retirement Strategy

The directors noted that the Strategy was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1- and 3-year periods and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that in the year-to-date and the 3-month periods the Strategy outperformed the Composite Index but lagged the Lipper Mixed-Asset Target 2010 Funds Average. Based on their review, the directors concluded that the Strategy’s relative performance was satisfactory.

AllianceBernstein 2005 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Lipper Mixed-Asset Target 2010 Funds Average (the “Lipper Average”) and the Composite Index, and that in the 3-month period it had outperformed the Lipper Average but lagged the Composite Index slightly. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was satisfactory.

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AllianceBernstein 2010 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Lipper Mixed-Asset Target 2010 Funds Average (the “Lipper Average”) and the Composite Index, and that in the 3-month period it had outperformed the Lipper Average but lagged the Composite Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was satisfactory.

AllianceBernstein 2015 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Lipper Mixed-Asset Target 2015 Funds Average (the “Lipper Average”) and the Composite Index, and that in the 3-month period it had outperformed the Lipper Average but lagged the Composite Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and that it underperformed the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Lipper Mixed-Asset Target 2020 Funds Average (the “Lipper Average”) and the Composite Index, and that in the 3-month period it had outperformed the Lipper Average but lagged the Composite Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was satisfactory.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

AllianceBernstein 2025 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had almost matched the Composite Index but lagged the Lipper Mixed-Asset Target 2025 Funds Average (the “Lipper Average”), and that in the 3-month period it had outperformed the Lipper Average but lagged the Composite Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2030 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Composite Index but lagged the Lipper Mixed-Asset Target 2030 Funds Average (the “Lipper Average”), and that in the 3-month period it had outperformed the Lipper Average but lagged the Composite Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2035 Retirement Strategy

The directors noted that the Strategy was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-year period and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Composite Index but lagged the Lipper Mixed-Asset Target 2035 Funds Average (the “Lipper Average”), and that in the 3-month period it had almost matched the Lipper Average but lagged the

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Composite Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2040 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and that it underperformed the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Composite Index but lagged the Lipper Mixed-Asset Target 2040 Funds Average (the “Lipper Average”), and that in the 3-month period it had lagged both the Composite Index and the Lipper Average. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2045 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe in the 3-year period and that it lagged the Composite Index in the 1- and 3-year periods and the since inception period (inception September 2005). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Composite Index but lagged the Lipper Mixed-Asset Target 2045 Funds Average (the “Lipper Average”), and that in the 3-month period it had lagged the Lipper Average and the Composite Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2050 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe in the 1-year period and that the Strategy lagged the Composite Index in the 1-year period but outperformed the Composite Index in the since inception period (inception June 2007). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Composite Index but lagged the Lipper

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

Mixed-Asset Target 2050+ Funds Average (the “Lipper Average”), and that in the 3-month period it lagged both the Lipper Average and the Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2055 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe in the 1-year period and that although the Strategy lagged the Composite Index in the 1-year period, it matched the Composite Index in the since inception period (inception June 2007). The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Strategy had outperformed the Composite Index but lagged the Lipper Mixed-Asset Target 2050+ Funds Average (the “Lipper Average”), and that in the 3-month period it lagged both the Lipper Average and the Index. Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of each of the Strategies. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have an investment style substantially similar to that of each of the Strategies. The directors noted that the institutional fee schedules for clients with an investment style substantially similar to that of each of the Strategies had breakpoints at lower asset levels than those in the fee schedules applicable to the Strategies although the institutional fee schedules provided for a higher fee rate on the first $25 million of assets (the first $50 million of assets in the case of the 2000 Strategy and the 2005 Strategy) and that the application of the institutional fee schedules to the level of assets of the Strategies would result in a fee rate that would be lower than that in the Strategies’ Advisory Agreement (except in the case of the 2000, 2005, 2050 and 2055 Strategies, each of which had

246	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

relatively low net assets). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to a Strategy). In the case of each of the 2015 to 2055 Strategies, because of the small number of funds in the Lipper category for each such Strategy, at the request of the Adviser and the Company’s Senior Officer, Lipper had expanded each such Strategy’s Expense Group to include mixed asset funds of various target dates. Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy) was not provided by Lipper in light of the small number of funds in the Strategy’s Lipper category. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of each Strategy reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in a Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein 2000 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 45 basis points had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2005 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 22 basis points had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 60 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2015 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 60 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 4 basis points had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 60 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 3 basis points had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 4 basis points had been waived by the Adviser. The directors noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment

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performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2030 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2035 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 7 basis points had been waived by the Adviser. The directors noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

AllianceBernstein 2040 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 10 basis points had been waived by the Adviser. The directors noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 (in the year-to-date period) had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2045 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 16 basis points had been waived by the Adviser. The directors noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 (in the year-to-date period) had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2050 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 7.91% had been waived by the Adviser. The

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2055 Retirement Strategy

The directors noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 20.77% had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Strategy’s breakpoint arrangements would result in a sharing of economies of scale in the event the Strategy’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Pages 252-359 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2009 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2009

U.S. VALUE PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.8% or less in the following countries: Belgium, Brazil, Czech Republic, Finland, Hong Kong, Israel, New Zealand, Norway, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2009 The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.6% or less into the following countries: Belgium, Denmark, Hong Kong, India, Mexico, Norway, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

SHORT DURATION BOND PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s security type and sector breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s security type and sector breakdown is expressed as a percentage of total investments and may vary over time.

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 21.8%
Capital Markets – 3.9%
Deutsche Bank AG	309,100	$20,888,978
The Goldman Sachs Group, Inc.	249,200	41,232,632
Morgan Stanley	673,900	19,516,144

		81,637,754

Commercial Banks – 4.5%
BB&T Corp.	550,800	15,389,352
U.S. Bancorp	1,296,100	29,317,782
Wells Fargo & Co.	1,798,200	49,486,464

		94,193,598

Consumer Finance – 0.3%
Capital One Financial Corp.	172,700	6,439,983

Diversified Financial Services – 4.7%
Bank of America Corp.	1,205,800	21,210,022
JP Morgan Chase & Co.	1,747,400	75,942,004

		97,152,026

Insurance – 8.4%
ACE Ltd.	354,700	18,508,246
Allstate Corp.	812,500	23,879,375
Everest Re Group Ltd.	65,500	5,522,305
Fidelity National Financial, Inc. – Class A	522,500	7,847,950
Genworth Financial, Inc. – Class A	945,500	9,984,480
Lincoln National Corp.	894,900	22,587,276
MetLife, Inc.	726,400	27,428,864
PartnerRe Ltd.	66,100	4,885,451
The Travelers Co., Inc.	452,700	22,825,134
Unum Group	715,800	16,126,974
XL Capital Ltd. – Class A	951,600	16,510,260

		176,106,315

		455,529,676

Energy – 16.4%
Energy Equipment & Services – 0.6%
ENSCO International, Inc.	318,000	11,734,200

Oil, Gas & Consumable Fuels – 15.8%
Apache Corp.	368,800	31,329,560
BP PLC (Sponsored ADR)	193,400	9,950,430
Chevron Corp.	545,100	38,124,294
Cimarex Energy Co.	117,081	4,570,842
ConocoPhillips	982,700	44,250,981
Devon Energy Corp.	552,500	33,912,450
EOG Resources, Inc.	329,700	23,738,400
Exxon Mobil Corp.	1,076,000	74,405,400

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc.	688,300	$13,531,978
Occidental Petroleum Corp.	421,300	30,797,030
Sunoco, Inc.	141,500	3,806,350
Valero Energy Corp.	1,220,280	22,868,047

		331,285,762

		343,019,962

Consumer Discretionary – 16.0%
Auto Components – 0.4%
The Goodyear Tire & Rubber Co.(a)	24,800	408,952
Magna International, Inc. – Class A	179,600	8,209,516

		8,618,468

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	134,100	11,423,979

Household Durables – 1.7%
Black & Decker Corp.	11,400	502,968
DR Horton, Inc.	686,400	9,204,624
NVR, Inc.(a)	24,600	16,611,150
Pulte Homes, Inc.	662,600	8,468,028

		34,786,770

Media – 8.3%
CBS Corp. – Class B	1,860,500	19,256,175
News Corp. – Class A	4,310,900	46,212,848
Time Warner Cable, Inc. – Class A	752,600	27,785,992
Time Warner, Inc.	1,463,333	40,841,624
Viacom, Inc. – Class B(a)	699,500	17,515,480
The Walt Disney Co.	830,600	21,628,824

		173,240,943

Multiline Retail – 1.0%
JC Penney Co., Inc.	312,300	9,381,492
Macy’s, Inc.	725,800	11,264,416

		20,645,908

Specialty Retail – 3.5%
AutoNation, Inc.(a)	536,700	10,186,566
Foot Locker, Inc.	540,900	5,765,994
Home Depot, Inc.	763,300	20,830,457
Limited Brands, Inc.	753,035	11,235,282
Lowe’s Cos, Inc.	1,174,400	25,249,600

		73,267,899

Textiles, Apparel & Luxury Goods – 0.6%
Jones Apparel Group, Inc.	864,600	13,479,114

		335,463,081

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.9%
Health Care Equipment & Supplies – 0.2%
Covidien PLC	95,000	$3,759,150

Health Care Providers & Services – 0.4%
Cardinal Health, Inc.	263,700	9,118,746

Pharmaceuticals – 8.3%
Eli Lilly & Co.	405,800	13,578,068
GlaxoSmithKline PLC (Sponsored ADR)	301,400	11,784,740
Merck & Co., Inc.	1,310,600	42,502,758
Pfizer, Inc.	4,445,400	74,238,180
Schering-Plough Corp.	1,078,900	30,403,402

		172,507,148

		185,385,044

Consumer Staples – 8.6%
Beverages – 1.3%
Coca-Cola Enterprises, Inc.	1,018,600	20,585,906
Constellation Brands, Inc. – Class A(a)	452,600	6,693,954

		27,279,860

Food Products – 3.7%
Archer-Daniels-Midland Co.	733,100	21,135,273
Bunge Ltd.	343,000	22,984,430
Kraft Foods, Inc. – Class A	663,400	18,807,390
Sara Lee Corp.	953,700	9,241,353
Smithfield Foods, Inc.(a)	330,700	4,057,689

		76,226,135

Household Products – 1.3%
Kimberly-Clark Corp.	70,300	4,250,338
Procter & Gamble Co.	436,300	23,608,193

		27,858,531

Tobacco – 2.3%
Altria Group, Inc.	1,798,700	32,880,236
Reynolds American, Inc.	325,600	14,883,176

		47,763,412

		179,127,938

Telecommunication Services – 8.2%
Diversified Telecommunication Services – 5.3%
AT&T, Inc.	3,344,400	87,121,620
Verizon Communications, Inc.	780,700	24,232,928

		111,354,548

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.9%
American Tower Corp. – Class A(a)	315,500	$9,985,575
Crown Castle International Corp.(a)	362,767	9,743,922
Sprint Nextel Corp.(a)	6,903,800	25,267,908
Vodafone Group PLC (Sponsored ADR)	717,800	15,590,616

		60,588,021

		171,942,569

Industrials – 8.1%
Aerospace & Defense – 1.3%
Northrop Grumman Corp.	454,100	22,164,621
Raytheon Co.	121,600	5,737,088

		27,901,709

Building Products – 0.6%
Masco Corp.	902,166	13,063,364

Electrical Equipment – 0.3%
Cooper Industries Ltd. – Class A	167,600	5,405,100

Industrial Conglomerates – 3.4%
3M Co.	98,900	7,130,690
General Electric Co.	3,994,300	55,520,770
Textron, Inc.	588,690	9,042,278

		71,693,738

Machinery – 2.2%
Caterpillar, Inc.	571,500	25,894,665
Ingersoll-Rand PLC	462,600	14,289,714
SPX Corp.	104,800	5,835,264

		46,019,643

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	581,300	5,766,496

		169,850,050

Information Technology – 6.8%
Communications Equipment – 2.1%
Motorola, Inc.	3,575,857	25,674,653
Nokia OYJ (Sponsored ADR) – Class A	1,294,900	18,141,549

		43,816,202

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,168,000	18,489,440
International Business Machines Corp.	66,800	7,885,740
Western Digital Corp.(a)	261,500	8,964,220

		35,339,400

Electronic Equipment, Instruments & Components – 2.4%
AU Optronics Corp. (Sponsored ADR)	1,491,440	14,705,599
Corning, Inc.	687,300	10,364,484

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyco Electronics Ltd.	1,076,000	$24,554,320
Vishay Intertechnology, Inc.(a)	83,800	676,266

		50,300,669

Software – 0.6%
Symantec Corp.(a)	901,400	13,629,168

		143,085,439

Materials – 2.6%
Chemicals – 2.0%
E.I. Du Pont de Nemours & Co.	1,013,500	32,361,055
Eastman Chemical Co.	191,900	10,009,504

		42,370,559

Containers & Packaging – 0.3%
Sonoco Products Co.	210,400	5,457,776

Metals & Mining – 0.3%
AK Steel Holding Corp.	284,417	5,779,353

		53,607,688

Utilities – 1.0%
Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	982,400	5,835,456

Multi-Utilities – 0.7%
Alliant Energy Corp.	378,300	9,964,422
CMS Energy Corp.	277,400	3,719,934
NiSource, Inc.	164,300	2,170,403

		15,854,759

		21,690,215

Total Common Stocks (cost $2,101,821,224)		2,058,701,662

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $44,780,482)	44,780,482	44,780,482

Total Investments – 100.6% (cost $2,146,601,706)		2,103,482,144
Other assets less liabilities – (0.6)%		(12,018,453)

Net Assets – 100.0%		$2,091,463,691

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 31.7%
Communications Equipment – 6.5%
Cisco Systems, Inc.(a)	1,921,900	$41,513,040
QUALCOMM, Inc.	1,804,400	83,760,248
Research In Motion Ltd.(a)	136,300	9,958,078

		135,231,366

Computers & Peripherals – 11.7%
Apple, Inc.(a)	802,860	135,049,081
EMC Corp.(a)	1,584,600	25,195,140
Hewlett-Packard Co.	1,831,150	82,200,323

		242,444,544

Internet Software & Services – 6.3%
Google, Inc. – Class A(a)	284,490	131,340,499

IT Services – 1.2%
Visa, Inc. – Class A	356,300	25,332,930

Semiconductors & Semiconductor Equipment – 6.0%
Altera Corp.	1,074,100	20,633,461
Intel Corp.	4,036,400	82,019,648
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	2,059,529	22,036,960

		124,690,069

		659,039,408

Financials – 17.2%
Capital Markets – 8.5%
The Blackstone Group LP	2,391,000	30,819,990
Credit Suisse Group AG (Sponsored ADR)	313,500	15,954,015
Franklin Resources, Inc.	143,300	13,374,189
The Goldman Sachs Group, Inc.	671,600	111,122,936
Janus Capital Group, Inc.	408,700	5,198,664

		176,469,794

Diversified Financial Services – 8.1%
Bank of America Corp.	791,600	13,924,244
CME Group, Inc. – Class A	118,935	34,614,842
JP Morgan Chase & Co.	2,762,900	120,075,634

		168,614,720

Insurance – 0.6%
Principal Financial Group, Inc.	409,000	11,615,600

		356,700,114

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 14.2%
Biotechnology – 5.9%
Celgene Corp.(a)	706,800	$36,873,756
Gilead Sciences, Inc.(a)	1,889,050	85,120,593

		121,994,349

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	414,750	53,697,682
Baxter International, Inc.	364,900	20,770,108

		74,467,790

Health Care Providers & Services – 1.8%
Medco Health Solutions, Inc.(a)	691,000	38,157,020

Pharmaceuticals – 2.9%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,176,300	60,579,450

		295,198,609

Energy – 9.6%
Energy Equipment & Services – 5.8%
Cameron International Corp.(a)	721,700	25,771,907
National Oilwell Varco, Inc.(a)	298,600	10,854,110
Schlumberger Ltd.	1,497,035	84,133,367

		120,759,384

Oil, Gas & Consumable Fuels – 3.8%
Apache Corp.	181,400	15,409,930
Occidental Petroleum Corp.	599,000	43,786,900
Petroleo Brasileiro SA (Sponsored ADR) (Ordinary Shares)	304,000	12,050,560
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	192,700	6,397,640

		77,645,030

		198,404,414

Consumer Discretionary – 8.7%
Auto Components – 0.9%
Johnson Controls, Inc.	774,400	19,181,888

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	120,900	10,299,471

Hotels, Restaurants & Leisure – 0.6%
McDonald’s Corp.	230,950	12,988,628

Internet & Catalog Retail – 0.5%
Amazon.Com, Inc.(a)	129,000	10,473,510

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.4%
The Walt Disney Co.	310,800	$8,093,232

Multiline Retail – 4.3%
Kohl’s Corp.(a)	1,086,900	56,073,171
Target Corp.	708,900	33,318,300

		89,391,471

Specialty Retail – 1.5%
Lowe’s Cos, Inc.	1,434,900	30,850,350

		181,278,550

Industrials – 7.9%
Aerospace & Defense – 0.6%
United Technologies Corp.	215,100	12,768,336

Air Freight & Logistics – 0.9%
FedEx Corp.	265,800	18,263,118

Construction & Engineering – 0.5%
Quanta Services, Inc.(a)	461,700	10,212,804

Electrical Equipment – 1.4%
Emerson Electric Co.	116,000	4,276,920
Vestas Wind Systems A/S (ADR)(a)	1,073,500	25,710,325

		29,987,245

Machinery – 3.4%
Danaher Corp.	573,200	34,798,972
Illinois Tool Works, Inc.	859,100	35,927,562

		70,726,534

Road & Rail – 1.1%
Union Pacific Corp.	375,800	22,476,598

		164,434,635

Consumer Staples – 5.5%
Beverages – 2.1%
Pepsico, Inc.	778,400	44,111,928

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	778,700	39,698,126
Wal-Mart Stores, Inc.	367,050	18,671,834

		58,369,960

Food Products – 0.4%
General Mills, Inc.	142,400	8,505,552

Household Products – 0.2%
Colgate-Palmolive Co.	57,200	4,158,440

		115,145,880

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.0%
Chemicals – 0.9%
Air Products & Chemicals, Inc.	249,600	$18,727,488

Metals & Mining – 4.1%
ArcelorMittal (New York)	854,350	30,440,491
Freeport-McMoRan Copper & Gold, Inc.	540,900	34,065,882
Rio Tinto PLC (Sponsored ADR)	134,300	20,837,988

		85,344,361

		104,071,849

Total Common Stocks (cost $1,796,338,662)		2,074,273,459

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,359,243)	3,359,243	3,359,243

Total Investments – 100.0% (cost $1,799,697,905)		2,077,632,702
Other assets less liabilities – 0.0%		234,711

Net Assets – 100.0%		$2,077,867,413

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Equity:Other – 49.6%
Diversified/Specialty – 44.3%
Alexandria Real Estate Equities, Inc.	96,806	$5,393,062
BioMed Realty Trust, Inc.	350,845	4,729,391
British Land Co. PLC	1,229,612	9,646,015
Canadian Real Estate Investment Trust	118,500	2,615,172
Canadian Real Estate Investment Trust	365,662	8,069,782
Dexus Property Group	9,179,142	5,769,347
Digital Realty Trust, Inc.	335,100	14,603,658
DuPont Fabros Technology, Inc.	443,559	5,801,752
Education Realty Trust, Inc.	553,100	3,235,635
Entertainment Properties Trust	274,400	8,605,184
Fonciere Des Regions	78,400	8,216,360
H&R Real Estate Investment Trust	395,900	4,929,086
Henderson Land Development Co. Ltd.	2,492,000	14,606,237
Jones Lang LaSalle, Inc.	143,300	6,717,904
Kenedix Realty Investment Corp. – Class A	502	1,878,595
Kerry Properties Ltd.	2,893,191	13,706,385
Land Securities Group PLC	1,907,269	19,045,354
Lend Lease Corp. Ltd.	2,547,255	20,316,737
Liberty Property Trust	70,800	2,320,116
Mitchells & Butlers PLC(a)	1,649,700	7,601,897
Mitsubishi Estate Co., Ltd.	859,000	14,207,004
Mitsui Fudosan Co., Ltd.	2,272,000	42,811,772
Morguard Real Estate Investment Trust	761,900	8,316,698
New World Development Co., Ltd.	10,229,338	20,639,973
Rayonier, Inc.	247,995	10,651,385
Savills PLC	1,384,400	8,111,443
Starwood Property Trust, Inc.(a)	309,700	6,128,963
Stockland	2,592,660	8,250,737
Sumitomo Realty & Development	999,000	20,976,787
Sun Hung Kai Properties Ltd.	3,706,600	50,011,747
Swire Pacific Ltd.	462,500	4,826,931
Telecity Group PLC(a)	1,123,425	6,200,156
Unibail-Rodamco	293,518	58,182,205
Vornado Realty Trust	123,074	7,079,216
Wereldhave NV	60,700	5,961,379

		440,164,065

Health Care – 4.3%
HCP, Inc.	371,115	10,569,356
Health Care REIT, Inc.	221,900	9,477,349
Nationwide Health Properties, Inc.	255,082	8,132,014
Omega Healthcare Investors, Inc.	27,300	461,643
Ventas, Inc.	350,810	13,755,260

		42,395,622

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 1.0%
National Retail Properties, Inc.	245,300	$5,033,556
Realty Income Corp.	210,800	5,385,940

		10,419,496

		492,979,183

Retail – 22.6%
Regional Mall – 10.6%
CBL & Associates Properties, Inc.	1,029,637	9,647,699
Multiplan Empreendimentos Imobiliarios SA	1,176,600	15,919,404
Simon Property Group, Inc.	488,050	31,049,741
Taubman Centers, Inc.	257,688	8,160,979
Westfield Group	3,826,716	40,860,143

		105,637,966

Shopping Center/Other Retail – 12.0%
BR Malls Participacoes SA(a)	330,200	3,363,846
CapitaMall Trust	4,856,420	5,498,932
Citycon Oyj	1,265,142	4,518,955
Corio NV	89,100	5,457,067
Developers Diversified Realty Corp.	1,310,541	10,274,641
Eurocommercial Properties NV	142,900	5,684,256
First Capital Realty, Inc.	219,600	3,837,358
Kite Realty Group Trust	1,228,041	4,470,069
Klepierre	611,429	23,044,622
The Link REIT	2,299,500	5,068,558
Macquarie CountryWide Trust	3,711,064	1,975,234
Mercialys SA	159,226	5,848,660
Primaris Retail Real Estate Investment Trust	923,299	11,731,527
Regency Centers Corp.	148,700	4,988,885
RioCan Real Estate Investment Trust(b)	132,100	2,033,236
RioCan Real Estate Investment Trust (Toronto)	353,289	5,437,698
Tanger Factory Outlet Centers	203,600	7,659,432
Weingarten Realty Investors	432,796	8,595,329

		119,488,305

		225,126,271

Office – 11.3%
Office – 11.3%
Brandywine Realty Trust	949,785	10,077,219
Brookfield Properties Corp. (New York)	496,256	5,443,928
Cominar Real Estate Investment Trust	466,189	7,703,456
Corporate Office Properties Trust	402,842	14,848,756
Duke Realty Corp.	503,450	5,799,744
Government Properties Income Trust(a)	246,500	5,257,845
Hongkong Land Holdings Ltd.	2,443,000	9,933,216
ING Office Fund	11,113,700	5,105,061
Japan Real Estate Investment Corp. – Class A	696	5,672,232

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kilroy Realty Corp.	38,409	$1,064,313
Mack-Cali Realty Corp.	310,290	9,938,589
Nomura Real Estate Office Fund, Inc. – Class A	1,408	9,750,359
NTT Urban Development Corp.	13,468	13,291,496
Orix JREIT, Inc. – Class A	1,076	5,594,507
Societe Immobiliere de Location pour l’Industrie et le Commerce	23,300	2,819,803

		112,300,524

Residential – 9.6%
Multi-Family – 8.4%
Agile Property Holdings Ltd.	8,204,000	9,253,585
China Overseas Land & Investment Ltd.	3,800,000	7,657,337
China Vanke Co. Ltd. – Class B	4,559,100	5,293,787
Equity Residential	102,784	2,807,031
GAGFAH SA	677,600	6,125,934
Home Properties, Inc.	139,200	5,285,424
Mid-America Apartment Communities, Inc.	192,100	8,410,138
MRV Engenharia e Participacoes SA	425,900	7,714,876
NVR, Inc.(a)	10,800	7,292,700
Sino-Ocean Land Holdings Ltd.	6,837,000	6,232,745
UDR, Inc.	360,700	4,613,353
Yanlord Land Group Ltd.	7,927,000	12,638,568

		83,325,478

Self Storage – 1.2%
Extra Space Storage, Inc.	547,000	5,415,300
Public Storage	90,600	6,391,830

		11,807,130

		95,132,608

Lodging – 2.7%
Lodging – 2.7%
DiamondRock Hospitality Co.	681,480	4,668,138
Hospitality Properties Trust	309,200	5,633,624
Host Hotels & Resorts, Inc.	509,957	5,084,271
LaSalle Hotel Properties	318,678	5,274,121
Sunstone Hotel Investors, Inc.	949,241	5,942,249

		26,602,403

Industrials – 2.1%
Industrial Warehouse Distribution – 2.1%
Ascendas Real Estate Investment Trust	9,858,000	11,299,145
First Potomac Realty Trust	251,631	2,689,935
ProLogis	674,317	7,498,405

		21,487,485

Total Common Stocks (cost $872,498,596)		973,628,474

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $27,112,464)	27,112,464	$27,112,464

Total Investments – 100.6% (cost $899,611,060)		1,000,740,938
Other assets less liabilities – (0.6)%		(6,203,907)

Net Assets – 100.0%		$994,537,031

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/15/09	33,298	$26,405,647	$28,048,610	$1,642,963
British Pound settling 9/01/09	1,500	2,433,750	2,441,927	8,177
British Pound settling 10/15/09	15,974	26,179,629	26,002,843	(176,786)
British Pound settling 10/15/09	2,288	3,700,154	3,724,459	24,305
British Pound settling 10/15/09	8,742	14,624,929	14,230,428	(394,501)
Canadian Dollar settling 10/15/09	33,305	30,734,944	30,425,094	(309,850)
Japanese Yen settling 10/15/09	2,095,049	22,080,574	22,521,973	441,399
New Zealand Dollar settling 10/15/09	40,035	25,262,085	27,398,689	2,136,604
Norwegian Krone settling 10/15/09	125,451	19,280,873	20,821,409	1,540,536
Norwegian Krone settling 10/15/09	48,538	7,935,584	8,055,971	120,387
Sale Contracts:
Canadian Dollar settling 10/15/09	38,852	33,545,156	35,492,441	(1,947,285)
Euro settling 10/15/09	7,773	10,872,251	11,143,658	(271,407)
Euro settling 10/15/09	12,239	17,397,248	17,546,279	(149,031)
Euro settling 10/15/09	10,439	14,810,436	14,965,734	(155,298)
Japanese Yen settling 10/15/09	1,608,706	16,550,814	17,293,740	(742,926)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $2,033,236 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 28.4%
Capital Markets – 2.1%
Deutsche Bank AG	249,600	$16,952,110
Macquarie Group Ltd.	154,000	6,611,090

		23,563,200

Commercial Banks – 18.1%
ABSA Group Ltd.	187,500	3,054,134
Australia & New Zealand Banking Group Ltd.	881,700	15,839,576
Banco do Brasil SA	762,700	10,586,423
Banco Santander Central Hispano SA	733,600	11,293,872
Barclays PLC(a)	1,972,000	12,071,079
BNP Paribas SA	251,700	20,295,005
Commonwealth Bank of Australia	47,900	1,854,443
Credit Agricole SA	981,592	18,235,763
Intesa Sanpaolo SpA(a)	3,062,200	13,306,080
KB Financial Group, Inc.(a)	306,062	12,566,339
Lloyds Banking Group PLC(a)	7,484,410	13,401,706
National Australia Bank Ltd.	651,400	15,673,502
National Bank of Canada	90,400	5,074,291
Societe Generale – Class A	252,876	20,439,845
Standard Bank Group Ltd.	557,100	7,191,889
Sumitomo Mitsui Financial Group, Inc.	248,100	10,659,885
Turkiye Garanti Bankasi AS(a)	2,280,300	8,439,863
UniCredito Italiano SpA(a)	1,147,300	4,167,636

		204,151,331

Consumer Finance – 0.8%
ORIX Corp.	123,340	9,450,959

Insurance – 5.6%
Allianz SE	157,100	18,202,304
Aviva PLC	1,855,395	12,150,327
Fairfax Financial Holdings Ltd.	21,800	7,411,303
Muenchener Rueckversicherungs AG (MunichRe)	111,300	16,630,938
Old Mutual PLC	3,571,900	5,415,920
Sun Life Financial, Inc.	112,900	3,341,366

		63,152,158

Real Estate Management & Development – 1.8%
Lend Lease Corp. Ltd.	453,200	3,614,693
Mitsui Fudosan Co., Ltd.	245,000	4,616,586
New World Development Co., Ltd.	3,755,000	7,576,551
Sumitomo Realty & Development	226,000	4,745,500

		20,553,330

		320,870,978

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 12.5%
Diversified Telecommunication Services – 9.4%
BCE, Inc.	181,000	$4,447,499
Bezeq Israeli Telecommunication Corp. Ltd.	1,443,100	3,015,494
BT Group PLC	3,002,590	6,814,195
Deutsche Telekom AG	1,026,500	13,667,761
France Telecom SA	521,200	13,255,185
Nippon Telegraph & Telephone Corp.	351,000	15,625,799
Telecom Corp. of New Zealand Ltd.	2,473,600	4,524,099
Telecom Italia SpA (ordinary shares)	6,603,400	10,701,409
Telecom Italia SpA (savings shares)	4,931,400	5,602,515
Telefonica SA	872,000	22,048,495
TELUS Corp. – Class A	191,400	5,673,378

		105,375,829

Wireless Telecommunication Services – 3.1%
KDDI Corp.	1,415	8,044,004
Vodafone Group PLC	12,642,937	27,357,070

		35,401,074

		140,776,903

Energy – 12.0%
Oil, Gas & Consumable Fuels – 12.0%
BP PLC	3,528,800	30,243,945
ENI SpA	621,800	14,774,298
LUKOIL (OTC US) (Sponsored ADR)	310,350	15,703,710
Nexen, Inc.	133,900	2,629,687
Nippon Mining Holdings, Inc.	1,416,000	7,042,379
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,067,752	29,614,805
StatoilHydro ASA	648,900	14,192,753
Suncor Energy, Inc.	327,548	10,020,171
Total SA	202,500	11,619,388

		135,841,136

Health Care – 8.6%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	2,771,213

Pharmaceuticals – 8.3%
AstraZeneca PLC	373,800	17,346,075
Bayer AG	256,500	15,773,578
GlaxoSmithKline PLC	1,240,800	24,230,084
Novartis AG	375,110	17,425,028
Sanofi-Aventis	283,319	19,290,518

		94,065,283

		96,836,496

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 8.0%
Communications Equipment – 2.2%
Nokia OYJ	895,000	$12,563,840
Telefonaktiebolaget LM Ericsson – Class B	1,266,000	12,148,114

		24,711,954

Computers & Peripherals – 3.2%
Compal Electronics, Inc. (GDR)(a)(b)	2,201,301	11,101,380
Fujitsu Ltd.	1,523,000	10,226,216
Toshiba Corp.	2,965,000	15,221,464

		36,549,060

Electronic Equipment, Instruments & Components – 0.7%
AU Optronics Corp.	4,215,790	4,198,620
Hitachi High-Technologies Corp.	159,600	3,204,924

		7,403,544

Office Electronics – 0.3%
Canon, Inc.	78,700	3,008,439

Semiconductors & Semiconductor Equipment – 1.6%
Samsung Electronics (Preference Shares)	11,500	4,521,551
Samsung Electronics Co. Ltd.	22,330	13,769,215

		18,290,766

		89,963,763

Utilities – 7.2%
Electric Utilities – 4.2%
CEZ	44,200	2,313,024
E.ON AG	453,100	19,198,627
Electricite de France	154,900	8,133,105
Enel SpA	2,427,400	14,345,485
The Tokyo Electric Power Co., Inc.	141,700	3,691,108

		47,681,349

Independent Power Producers & Energy Traders – 0.3%
Drax Group PLC	435,300	3,382,710

Multi-Utilities – 2.7%
Centrica PLC	3,602,200	14,721,632
RWE AG	166,750	15,462,122

		30,183,754

		81,247,813

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.0%
Automobiles – 2.4%
Nissan Motor Co. Ltd.	2,134,900	$14,895,937
Renault SA(a)	269,800	12,173,811

		27,069,748

Hotels, Restaurants & Leisure – 1.1%
TABCORP Holdings Ltd.	712,900	4,038,273
Thomas Cook Group PLC	974,200	3,646,551
TUI Travel PLC	1,205,700	4,695,081

		12,379,905

Household Durables – 1.7%
Electrolux AB Series B(a)	185,500	3,856,039
Sharp Corp.	744,000	8,588,202
Sony Corp.	258,300	6,930,701

		19,374,942

Media – 1.6%
Fairfax Media Ltd.	1,911,500	2,372,817
Lagardere SCA	174,400	7,525,808
WPP PLC	973,400	8,135,482

		18,034,107

Textiles, Apparel & Luxury Goods – 0.2%
Yue Yuen Industrial Holdings Ltd.	1,049,000	2,737,328

		79,596,030

Industrials – 6.4%
Aerospace & Defense – 0.2%
Rolls-Royce Group PLC	393,100	2,878,887

Air Freight & Logistics – 0.8%
Deutsche Post AG	506,100	8,749,812

Airlines – 0.9%
Deutsche Lufthansa AG	273,800	4,405,445
Qantas Airways Ltd.	2,703,029	5,761,188

		10,166,633

Industrial Conglomerates – 0.7%
Bidvest Group Ltd.	536,453	7,789,607

Machinery – 0.8%
Vallourec	56,104	8,549,536

Professional Services – 0.8%
Adecco SA	61,700	2,971,379
Randstad Holding NV(a)	158,100	6,550,610

		9,521,989

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.4%
East Japan Railway Co.	61,400	$4,009,728

Trading Companies & Distributors – 1.5%
Mitsui & Co. Ltd.	482,000	6,267,927
Wolseley PLC(a)	438,400	10,258,981

		16,526,908

Transportation Infrastructure – 0.3%
Macquarie Infrastructure Group	3,219,500	3,613,878

		71,806,978

Consumer Staples – 4.3%
Food & Staples Retailing – 3.6%
Aeon Co. Ltd.	685,700	7,257,843
Casino Guichard Perrachon SA	91,600	6,950,679
Delhaize Group	118,100	7,919,980
Koninklijke Ahold NV	902,940	10,603,828
Metro AG	133,200	7,226,375

		39,958,705

Food Products – 0.7%
Associated British Foods PLC	634,800	8,230,406

		48,189,111

Materials – 3.9%
Chemicals – 1.9%
BASF SE	342,900	17,920,284
Mitsubishi Chemical Holdings Corp.	884,500	4,015,117

		21,935,401

Containers & Packaging – 0.3%
Amcor Ltd.	644,900	3,138,062

Metals & Mining – 0.9%
BHP Billiton Ltd.	197,700	6,149,134
MMC Norilsk Nickel (ADR)(a)	358,420	3,978,462

		10,127,596

Paper & Forest Products – 0.8%
Svenska Cellulosa AB-Class B	643,200	8,407,855

		43,608,914

Total Common Stocks (cost $1,128,870,001)		1,108,738,122

RIGHTS – 0.0%
Materials – 0.0%
Containers & Packaging – 0.0%
Amcor Ltd.(a)	286,622	356,112

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(a)	453,498	$0

Total Rights (cost $0)		356,112

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $1,857,982)	1,857,982	1,857,982

Total Investments – 98.5% (cost $1,130,727,983)		1,110,952,216
Other assets less liabilities – 1.5%		16,399,628

Net Assets – 100.0%		$1,127,351,844

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	110	September 2009	$8,163,154	$8,807,786	$644,632

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/16/09	127,613	$106,052,784	$107,202,975	$1,150,191
British Pound settling 11/16/09	3,815	6,289,981	6,210,135	(79,846)
New Zealand Dollar settling 11/16/09	74,478	48,535,823	50,868,721	2,332,898
Norwegian Krone settling 11/16/09	145,131	23,941,109	24,061,687	120,578
Norwegian Krone settling 11/16/09	139,856	23,330,720	23,187,130	(143,590)
Swedish Krona settling 11/16/09	37,285	5,077,971	5,239,496	161,525
Swedish Krona settling 11/16/09	26,394	3,689,095	3,709,031	19,936
Swedish Krona settling 11/16/09	62,578	8,728,972	8,793,808	64,836
Swedish Krona settling 11/16/09	197,598	27,562,840	27,767,569	204,729
Swedish Krona settling 11/16/09	265,354	37,550,979	37,289,018	(261,961)

Sale Contracts:
British Pound settling 11/16/09	19,456	32,547,553	31,670,878	876,675
Canadian Dollar settling 11/16/09	41,905	38,670,235	38,280,967	389,268
Euro settling 11/16/09	51,434	73,143,777	73,736,053	(592,276)
Euro settling 11/16/09	43,480	62,194,662	62,333,157	(138,495)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

International Value Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Euro settling 11/16/09	7,341	$10,528,022	$10,524,097	$3,925
Japanese Yen settling 11/16/09	734,134	7,839,376	7,893,670	(54,294)
Japanese Yen settling 11/16/09	3,976,704	40,928,593	42,758,935	(1,830,342)
Japanese Yen settling 11/16/09	506,094	5,314,495	5,441,703	(127,208)
Swedish Krona settling 11/16/09	261,277	36,394,623	36,716,096	(321,473)
Swiss Franc settling 11/16/09	3,005	2,843,813	2,839,821	3,992

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $11,101,380 or 1.0% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Financials – 23.6%
Capital Markets – 8.4%
Credit Suisse Group AG	685,406	$34,968,694
Julius Baer Holding AG	428,019	21,826,510
Macquarie Group Ltd.	411,300	17,656,763
Man Group PLC	3,724,981	16,135,761

		90,587,728

Commercial Banks – 12.9%
Banco Santander Central Hispano SA	1,465,278	22,558,154
Barclays PLC(a)	2,668,100	16,332,072
BNP Paribas	179,732	14,492,101
ICICI Bank Ltd.	594,960	9,158,942
Industrial & Commercial Bank of China Ltd. – Class H	29,832,000	20,365,920
Itau Unibanco Holding SA (ADR)	1,040,380	17,426,365
Standard Chartered PLC	1,480,042	33,406,805
Westpac Banking Corp.	272,300	5,592,799

		139,333,158

Diversified Financial Services – 1.1%
Hong Kong Exchanges and Clearing Ltd.	687,400	11,958,686

Insurance – 0.6%
QBE Insurance Group Ltd.	305,302	5,899,933

Real Estate Management & Development – 0.6%
Sun Hung Kai Properties Ltd.	482,000	6,503,443

		254,282,948

Materials – 11.2%
Chemicals – 1.1%
Syngenta AG	49,082	11,536,458

Construction Materials – 0.4%
Anhui Conch Cement Co. Ltd. – Class H	726,000	4,630,889

Metals & Mining – 9.7%
ArcelorMittal (Euronext Amsterdam)	684,208	24,470,140
Barrick Gold Corp.	231,316	7,982,753
BHP Billiton PLC	677,560	17,649,111
Gerdau SA	468,400	5,482,519
Impala Platinum Holdings Ltd.	216,300	5,055,952
Rio Tinto PLC	219,600	8,506,999
Sumitomo Metal Mining Co., Ltd.	638,000	9,816,331
Vale SA (Sponsored ADR) – Class B	782,800	15,037,588
Xstrata PLC	763,440	10,128,833

		104,130,226

		120,297,573

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 10.1%
Beverages – 1.8%
Anheuser-Busch InBev NV	456,227	$19,725,688

Food & Staples Retailing – 1.5%
Tesco PLC	2,614,280	15,913,742

Food Products – 3.0%
Nestle SA	378,968	15,777,596
Unilever NV	580,400	16,261,501

		32,039,097

Household Products – 1.1%
Reckitt Benckiser Group PLC	264,344	12,222,609

Personal Products – 0.6%
L’Oreal SA	68,910	6,802,607

Tobacco – 2.1%
British American Tobacco PLC	723,560	21,985,578

		108,689,321

Industrials – 9.9%
Aerospace & Defense – 1.0%
BAE Systems PLC	2,166,925	10,947,742

Construction & Engineering – 0.5%
China Railway Construction Corp. Ltd. – Class H	3,747,500	5,499,275

Electrical Equipment – 2.2%
Gamesa Corp. Tecnologica SA	564,250	12,386,036
Vestas Wind Systems A/S(a)	165,005	11,840,998

		24,227,034

Machinery – 2.0%
Atlas Copco AB – Class A	485,473	6,130,880
MAN AG	85,359	6,543,785
NGK Insulators Ltd.	360,000	8,376,865

		21,051,530

Marine – 0.4%
Mitsui OSK Lines Ltd.	695,000	4,432,272

Road & Rail – 1.0%
Canadian National Railway Co.	229,100	11,074,649

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 2.8%
Mitsubishi Corp.	812,700	$16,428,648
Mitsui & Co. Ltd.	1,018,600	13,245,872

		29,674,520

		106,907,022

Consumer Discretionary – 9.5%
Auto Components – 1.2%
Denso Corp.	452,800	13,177,395

Automobiles – 2.5%
Bayerische Motoren Werke (BMW) AG	348,945	15,926,497
Honda Motor Co. Ltd.	338,400	10,610,717

		26,537,214

Distributors – 0.3%
Li & Fung Ltd.	870,000	2,920,283

Hotels, Restaurants & Leisure – 1.5%
Carnival PLC	537,578	16,398,750

Household Durables – 0.6%
LG Electronics, Inc.	56,700	6,484,227

Media – 1.7%
British Sky Broadcasting Group PLC	843,315	7,453,721
SES SA (FDR)	560,718	11,008,069

		18,461,790

Multiline Retail – 0.9%
Next PLC	365,213	9,687,419

Specialty Retail – 0.8%
Kingfisher PLC	2,692,115	9,223,306

		102,890,384

Energy – 9.5%
Energy Equipment & Services – 2.5%
Saipem SpA	581,800	15,639,555
Tenaris SA	786,749	11,532,505

		27,172,060

Oil, Gas & Consumable Fuels – 7.0%
BG Group PLC	1,598,224	26,222,286
CNOOC Ltd.	8,130,000	10,580,611
Petroleo Brasileiro SA (Sponsored ADR)	447,500	17,738,900
StatoilHydro ASA	305,991	6,692,641
Suncor Energy, Inc.	269,600	8,247,457
Tullow Oil PLC	320,180	5,575,711

		75,057,606

		102,229,666

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.6%
Pharmaceuticals – 8.6%
AstraZeneca PLC	222,900	$10,343,607
Novo Nordisk A/S – Class B	159,396	9,724,599
Roche Holding AG	143,111	22,794,094
Sanofi-Aventis	300,647	20,470,341
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	566,800	29,190,200

		92,522,841

Information Technology – 7.7%
Communications Equipment – 0.7%
Research In Motion Ltd.(a)	98,300	7,181,798

Electronic Equipment, Instruments & Components – 3.0%
FUJIFILM Holdings Corp.	391,500	11,651,736
HON HAI Precision Industry Co., Ltd. (FOXCONN)	2,241,350	7,546,443
Keyence Corp.	25,300	5,338,917
Nippon Electric Glass Co. Ltd.	806,000	8,361,410

		32,898,506

Internet Software & Services – 1.1%
Tencent Holdings Ltd.	791,600	11,810,830

Semiconductors & Semiconductor Equipment – 2.2%
ASML Holding NV	466,500	12,828,088
Samsung Electronics Co. Ltd.	17,310	10,673,763

		23,501,851

Software – 0.7%
SAP AG	163,000	7,958,900

		83,351,885

Telecommunication Services – 3.9%
Diversified Telecommunication Services – 2.5%
Telefonica SA	1,049,549	26,537,816

Wireless Telecommunication Services – 1.4%
America Movil SAB de CV Series L (ADR)	196,800	8,885,520
MTN Group Ltd.	391,377	6,417,067

		15,302,587

		41,840,403

Utilities – 2.0%
Electric Utilities – 0.8%
E.ON AG	194,300	8,232,826

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.2%
Centrica PLC	2,181,251	$8,914,434
National Grid PLC	475,764	4,567,489

		13,481,923

		21,714,749

Total Common Stocks (cost $937,468,275)		1,034,726,792

WARRANTS – 0.7%
Information Technology – 0.7%
Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 2/01/12(a) (cost $5,318,474)	4,035,935	7,224,324

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $13,998,860)	13,998,860	13,998,860

Total Investments – 98.0% (cost $956,785,609)		1,055,949,976
Other assets less liabilities – 2.0%		21,831,246

Net Assets – 100.0%		$1,077,781,222

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 9/15/09	47,699	$36,186,846	$40,274,833	$4,087,987
Australian Dollar settling 9/15/09	12,221	9,196,914	10,318,848	1,121,934
Australian Dollar settling 9/15/09	25,272	19,684,361	21,338,510	1,654,149
Australian Dollar settling 9/15/09	12,153	9,749,379	10,261,432	512,053
Australian Dollar settling 9/15/09	21,700	17,195,080	18,322,478	1,127,398
British Pound settling 9/15/09	4,487	7,368,103	7,304,384	(63,719)
British Pound settling 9/15/09	4,395	7,149,478	7,154,617	5,139
British Pound settling 9/15/09	6,929	11,382,892	11,279,714	(103,178)
British Pound settling 9/15/09	6,378	10,796,041	10,382,742	(413,299)
Euro settling 9/15/09	9,789	13,869,838	14,033,715	163,877
Euro settling 9/15/09	38,003	53,930,437	54,481,896	551,459
Euro settling 9/15/09	46,066	64,405,335	66,041,182	1,635,847
Japanese Yen settling 9/15/09	1,113,042	11,690,390	11,962,821	272,431

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar settling 9/15/09	30,368	$19,149,757	$20,822,385	$1,672,628
Norwegian Krone settling 9/15/09	188,258	29,516,776	31,272,877	1,756,101
Norwegian Krone settling 9/15/09	68,087	10,617,856	11,310,417	692,561
Norwegian Krone settling 12/15/09	32,323	5,187,450	5,352,550	165,100
Swedish Krona settling 9/15/09	27,031	3,448,931	3,797,500	348,569
Swedish Krona settling 9/15/09	74,894	10,196,596	10,521,623	325,027
Swedish Krona settling 12/15/09	65,203	9,245,164	9,163,568	(81,596)

Sale Contracts:
British Pound settling 9/15/09	118,763	193,228,589	193,334,201	(105,612)
British Pound settling 12/15/09	4,700	7,686,662	7,650,671	35,991
Canadian Dollar settling 9/15/09	8,463	7,224,072	7,730,829	(506,757)
Canadian Dollar settling 9/15/09	3,092	2,720,035	2,824,497	(104,462)
Canadian Dollar settling 9/15/09	6,820	6,175,299	6,229,972	(54,673)
Canadian Dollar settling 9/15/09	6,125	5,286,598	5,595,099	(308,501)
Canadian Dollar settling 9/15/09	11,430	10,730,681	10,441,140	289,541
Euro settling 9/15/09	5,362	7,533,771	7,687,075	(153,304)
Euro settling 9/15/09	3,501	4,939,316	5,019,107	(79,791)
Japanese Yen settling 9/15/09	522,835	5,434,310	5,619,358	(185,048)
Japanese Yen settling 9/15/09	1,058,978	10,793,452	11,381,748	(588,296)
Japanese Yen settling 9/15/09	1,224,253	12,926,606	13,158,101	(231,495)
New Zealand Dollar settling 9/15/09	6,069	3,831,238	4,161,323	(330,085)
Norwegian Krone settling 9/15/09	15,389	2,394,430	2,556,377	(161,947)
Swedish Krona settling 9/15/09	101,925	13,206,997	14,319,123	(1,112,126)
Swiss Franc settling 9/15/09	3,715	3,381,730	3,508,731	(127,001)
Swiss Franc settling 9/15/09	49,228	45,547,742	46,494,700	(946,958)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

FDR	– Fiduciary Depositary Receipt

See notes to financial statements.

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 20.6%
Commercial Banks – 3.6%
Associated Banc-Corp.	499,700	$5,181,889
City National Corp./CA	74,700	2,950,650
Comerica, Inc.	120,200	3,205,734
Trustmark Corp.	54,101	1,029,542
Webster Financial Corp.	303,500	3,966,745
Whitney Holding Corp.	395,900	3,567,059

		19,901,619

Insurance – 8.5%
Arch Capital Group Ltd.(a)	54,000	3,508,380
Aspen Insurance Holdings Ltd.	281,500	7,150,100
Endurance Specialty Holdings Ltd.	97,300	3,353,931
Fidelity National Financial, Inc. – Class A	305,000	4,581,100
PartnerRe Ltd.	45,500	3,362,905
Platinum Underwriters Holdings, Ltd.	192,100	6,963,625
Reinsurance Group of America, Inc. – Class A	118,500	5,101,425
StanCorp Financial Group, Inc.	185,000	7,002,250
Unum Group	279,600	6,299,388

		47,323,104

Real Estate Investment Trusts (REITs) – 4.3%
Brandywine Realty Trust	408,100	4,329,941
Digital Realty Trust, Inc.	124,500	5,425,710
Home Properties, Inc.	82,613	3,136,816
Mid-America Apartment Communities, Inc.	87,600	3,835,128
Sunstone Hotel Investors, Inc.	299,301	1,873,624
Tanger Factory Outlet Centers	138,100	5,195,322

		23,796,541

Real Estate Management & Development – 1.4%
Brookfield Properties Corp. (New York)	378,900	4,156,533
Jones Lang LaSalle, Inc.	78,600	3,684,768

		7,841,301

Thrifts & Mortgage Finance – 2.8%
Astoria Financial Corp.	299,642	3,086,313
First Niagara Financial Group, Inc.	376,168	4,920,277
Provident Financial Services, Inc.	129,600	1,428,192
Washington Federal, Inc.	393,550	5,840,282

		15,275,064

		114,137,629

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 16.0%
Airlines – 0.9%
Alaska Air Group, Inc.(a)	111,700	$2,818,191
Skywest, Inc.	150,300	2,322,135

		5,140,326

Building Products – 0.6%
Masco Corp.	201,700	2,920,616
Quanex Building Products Corp.	42,652	574,522

		3,495,138

Commercial Services & Supplies – 1.4%
United Stationers, Inc.(a)	162,700	7,433,763

Electrical Equipment – 5.0%
Acuity Brands, Inc.	88,100	2,828,891
AO Smith Corp.	131,500	5,003,575
Cooper Industries Ltd. – Class A	83,900	2,705,775
EnerSys(a)	298,600	5,939,154
Regal-Beloit Corp.	132,200	6,009,812
Thomas & Betts Corp.(a)	180,450	4,996,661

		27,483,868

Machinery – 4.8%
Briggs & Stratton Corp.	357,300	6,302,772
Gardner Denver, Inc.(a)	183,000	5,942,010
Mueller Industries, Inc.	245,000	5,926,550
Terex Corp.(a)	501,900	8,271,312

		26,442,644

Professional Services – 0.9%
Kelly Services, Inc. – Class A	403,200	4,628,736

Road & Rail – 1.3%
Con-way, Inc.	71,300	2,977,488
Hertz Global Holdings, Inc.(a)	442,900	4,393,568

		7,371,056

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	261,500	6,283,845

		88,279,376

Information Technology – 15.5%
Communications Equipment – 1.0%
CommScope, Inc.(a)	214,900	5,793,704

Computers & Peripherals – 2.4%
NCR Corp.(a)	234,700	3,128,551
SanDisk Corp.(a)	184,400	3,263,880
Western Digital Corp.(a)	196,300	6,729,164

		13,121,595

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 6.4%
Anixter International, Inc.(a)	151,900	$5,328,652
Arrow Electronics, Inc.(a)	281,800	7,788,952
AU Optronics Corp. (Sponsored ADR)	464,324	4,578,235
Avnet, Inc.(a)	196,400	5,234,060
Flextronics International Ltd.(a)	1,321,800	7,838,274
Insight Enterprises, Inc.(a)	393,000	4,507,710

		35,275,883

IT Services – 2.6%
Amdocs Ltd.(a)	117,400	2,855,168
Convergys Corp.(a)	429,300	4,653,612
Perot Systems Corp. – Class A(a)	416,700	6,938,055

		14,446,835

Semiconductors & Semiconductor Equipment – 3.1%
Amkor Technology, Inc.(a)	506,000	2,803,240
Lam Research Corp.(a)	160,000	4,912,000
Siliconware Precision Industries Co. (Sponsored ADR)	894,500	5,635,350
Teradyne, Inc.(a)	454,500	3,749,625

		17,100,215

		85,738,232

Consumer Discretionary – 13.1%
Auto Components – 0.6%
Federal Mogul Corp.(a)	263,400	3,313,572

Automobiles – 0.6%
Harley-Davidson, Inc.	147,700	3,541,846

Hotels, Restaurants & Leisure – 0.7%
Boyd Gaming Corp.(a)	365,900	3,761,452

Household Durables – 1.9%
Black & Decker Corp.	27,900	1,230,948
NVR, Inc.(a)	5,475	3,696,994
Pulte Homes, Inc.	129,775	1,658,525
Whirlpool Corp.	58,935	3,784,216

		10,370,683

Leisure Equipment & Products – 0.8%
Callaway Golf Co.	617,000	4,362,190

Media – 0.5%
CBS Corp. – Class B	279,900	2,896,965

Multiline Retail – 0.8%
JC Penney Co., Inc.	155,200	4,662,208

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 6.2%
AutoNation, Inc.(a)	191,900	$3,642,262
Foot Locker, Inc.	594,000	6,332,040
Limited Brands, Inc.	365,600	5,454,752
Men’s Wearhouse, Inc.	325,100	8,452,600
Office Depot, Inc.(a)	622,700	3,250,494
Signet Jewelers Ltd.	288,324	6,986,090

		34,118,238

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	357,700	5,576,543

		72,603,697

Materials – 7.7%
Chemicals – 3.0%
Arch Chemicals, Inc.	118,100	3,450,882
Cytec Industries, Inc.	207,800	6,003,342
Rockwood Holdings, Inc.(a)	349,100	7,111,167

		16,565,391

Containers & Packaging – 1.7%
Owens-Illinois, Inc.(a)	131,300	4,456,322
Sonoco Products Co.	189,300	4,910,442

		9,366,764

Metals & Mining – 3.0%
AK Steel Holding Corp.	164,600	3,344,672
Commercial Metals Co.	454,600	7,696,378
Reliance Steel & Aluminum Co.	152,300	5,625,962

		16,667,012

		42,599,167

Energy – 7.2%
Energy Equipment & Services – 3.5%
Acergy SA (ADR)	101,200	1,022,120
Helix Energy Solutions Group, Inc.(a)	406,600	4,757,220
Helmerich & Payne, Inc.	168,600	5,641,356
Oil States International, Inc.(a)	163,300	4,812,451
Rowan Cos., Inc.	151,400	3,135,494

		19,368,641

Oil, Gas & Consumable Fuels – 3.7%
Cimarex Energy Co.	207,800	8,112,512
Denbury Resources, Inc.(a)	247,675	3,769,613
Forest Oil Corp.(a)	126,000	1,980,720
Whiting Petroleum Corp.(a)	141,000	6,844,140

		20,706,985

		40,075,626

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 6.7%
Electric Utilities – 2.5%
Allegheny Energy, Inc.	58,800	$1,552,908
Northeast Utilities	289,500	6,887,205
Portland General Electric Co.	285,225	5,567,592

		14,007,705

Gas Utilities – 1.2%
Atmos Energy Corp.	243,491	6,632,695

Independent Power Producers & Energy Traders – 0.5%
RRI Energy, Inc.(a)	456,000	2,708,640

Multi-Utilities – 2.5%
CMS Energy Corp.	372,300	4,992,543
NiSource, Inc.	376,400	4,972,244
Wisconsin Energy Corp.	86,900	3,951,343

		13,916,130

		37,265,170

Consumer Staples – 6.6%
Food & Staples Retailing – 1.4%
Ruddick Corp.	134,000	3,559,040
Supervalu, Inc.	304,500	4,369,575

		7,928,615

Food Products – 3.9%
Bunge Ltd.	83,700	5,608,737
Del Monte Foods Co.	503,000	5,276,470
Smithfield Foods, Inc.(a)	533,600	6,547,272
Tyson Foods, Inc. – Class A	354,500	4,250,455

		21,682,934

Tobacco – 1.3%
Universal Corp.	186,100	6,863,368

		36,474,917

Health Care – 4.3%
Health Care Equipment & Supplies – 0.6%
Teleflex, Inc.	73,600	3,334,080

Health Care Providers & Services – 3.7%
AMERIGROUP Corp.(a)	138,800	3,282,620
Henry Schein, Inc.(a)	54,700	2,898,006
LifePoint Hospitals, Inc.(a)	217,378	5,462,709

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Molina Healthcare, Inc.(a)	252,825	$5,119,706
Omnicare, Inc.	151,600	3,470,124

		20,233,165

		23,567,245

Total Common Stocks (cost $554,254,106)		540,741,059

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $17,620,140)	17,620,140	17,620,140

Total Investments – 100.9% (cost $571,874,246)		558,361,199
Other assets less liabilities – (0.9)%		(5,216,679)

Net Assets – 100.0%		$553,144,520

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

REIT – Receipt Real Estate Investment Trust

See notes to financial statements.

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Information Technology – 23.0%
Communications Equipment – 3.6%
Brocade Communications Systems, Inc.(a)	824,700	$5,962,581
Ciena Corp.(a)	141,300	1,893,420
F5 Networks, Inc.(a)	232,900	8,032,721
Riverbed Technology, Inc.(a)	198,700	3,830,936

		19,719,658

Computers & Peripherals – 1.1%
STEC, Inc.(a)	152,600	6,184,878

Internet Software & Services – 2.8%
Digital River, Inc.(a)	185,200	6,541,264
VistaPrint Ltd.(a)	206,000	8,536,640

		15,077,904

IT Services – 1.5%
Cognizant Technology Solutions Corp. – Class A(a)	228,900	7,984,032

Semiconductors & Semiconductor Equipment – 13.0%
Atheros Communications, Inc.(a)	280,100	7,741,964
Avago Technologies Ltd(a)	319,300	5,811,260
Cymer, Inc.(a)	147,600	5,192,568
Fairchild Semiconductor International, Inc. – Class A(a)	701,600	7,058,096
Hittite Microwave Corp.(a)	136,800	4,708,656
Micron Technology, Inc.(a)	1,184,200	8,727,554
ON Semiconductor Corp.(a)	1,185,500	9,566,985
PMC-Sierra, Inc.(a)	1,082,100	9,825,468
Skyworks Solutions, Inc.(a)	625,300	7,284,745
Teradyne, Inc.(a)	669,300	5,521,725

		71,439,021

Software – 1.0%
Red Hat, Inc.(a)	245,700	5,641,272

		126,046,765

Consumer Discretionary – 21.5%
Distributors – 1.3%
LKQ Corp.(a)	405,400	7,037,744

Diversified Consumer Services – 3.0%
Corinthian Colleges, Inc.(a)	465,800	8,929,386
Strayer Education, Inc.	36,200	7,641,820

		16,571,206

Hotels, Restaurants & Leisure – 1.2%
Orient-Express Hotels Ltd. – Class A	651,700	6,490,932

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 1.3%
NetFlix, Inc.(a)	159,500	$6,963,770

Media – 2.5%
Discovery Communications, Inc. – Class A(a)	230,300	5,969,376
National CineMedia, Inc.	516,300	7,744,500

		13,713,876

Multiline Retail – 1.8%
Dollar Tree, Inc.(a)	195,400	9,758,276

Specialty Retail – 8.9%
American Eagle Outfitters, Inc.	421,445	5,689,507
Carmax, Inc.(a)	403,300	6,981,123
Dick’s Sporting Goods, Inc.(a)	359,700	8,060,877
J Crew Group, Inc.(a)	208,500	7,107,765
O’Reilly Automotive, Inc.(a)	157,700	6,036,756
Ross Stores, Inc.	176,300	8,222,632
Williams-Sonoma, Inc.	366,800	7,016,884

		49,115,544

Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.(a)	334,900	8,426,084

		118,077,432

Industrials – 19.9%
Aerospace & Defense – 1.9%
Hexcel Corp.(a)	507,400	5,520,512
L-3 Communications Holdings, Inc.	66,800	4,969,920

		10,490,432

Air Freight & Logistics – 1.4%
CH Robinson Worldwide, Inc.	38,700	2,177,262
Expeditors International of Washington, Inc.	162,500	5,307,250

		7,484,512

Building Products – 0.7%
Simpson Manufacturing Co., Inc.	139,400	3,582,580

Commercial Services & Supplies – 2.5%
Iron Mountain, Inc.(a)	236,100	6,915,369
Stericycle, Inc.(a)	136,800	6,774,336

		13,689,705

Electrical Equipment – 3.9%
Ametek, Inc.	238,800	7,517,424
Baldor Electric Co.	316,100	8,872,927
EnerSys(a)	256,700	5,105,763

		21,496,114

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 6.2%
Actuant Corp. – Class A	337,900	$4,774,527
Bucyrus International, Inc. – Class A	187,200	5,587,920
IDEX Corp.	211,075	5,580,823
Joy Global, Inc.	172,455	6,699,877
Lincoln Electric Holdings, Inc.	137,700	6,268,104
Valmont Industries, Inc.	62,400	5,137,392

		34,048,643

Marine – 1.0%
Kirby Corp.(a)	149,600	5,542,680

Professional Services – 1.1%
FTI Consulting, Inc.(a)	144,500	6,291,530

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	107,900	3,385,902
Knight Transportation, Inc.	200,200	3,301,298

		6,687,200

		109,313,396

Health Care – 18.3%
Biotechnology – 8.8%
Acorda Therapeutics, Inc.(a)	250,700	5,670,834
Alexion Pharmaceuticals, Inc.(a)	163,700	7,389,418
Cephalon, Inc.(a)	83,200	4,736,576
Dendreon Corp.(a)	222,000	5,188,140
Human Genome Sciences, Inc.(a)	228,400	4,517,752
Onyx Pharmaceuticals, Inc.(a)	180,700	5,795,049
Regeneron Pharmaceuticals, Inc.(a)	115,000	2,613,950
Seattle Genetics, Inc.(a)	183,300	2,245,425
United Therapeutics Corp.(a)	45,200	4,136,252
Vertex Pharmaceuticals, Inc.(a)	152,700	5,712,507

		48,005,903

Health Care Equipment & Supplies – 3.7%
Masimo Corp.(a)	210,100	5,277,712
NuVasive, Inc.(a)	182,100	7,296,747
Resmed, Inc.(a)	168,500	7,735,835

		20,310,294

Health Care Providers & Services – 1.7%
HMS Holdings Corp.(a)	253,600	9,537,896

Health Care Technology – 1.4%
Athenahealth, Inc.(a)	193,500	7,784,505

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 2.7%
Illumina, Inc.(a)	179,400	$6,327,438
Qiagen NV(a)	413,200	8,491,260

		14,818,698

		100,457,296

Financials – 6.8%
Capital Markets – 5.1%
Affiliated Managers Group, Inc.(a)	104,050	6,797,586
Greenhill & Co., Inc.	70,320	5,569,344
Lazard Ltd. – Class A	227,900	8,858,473
Stifel Financial Corp.(a)	115,900	6,525,170

		27,750,573

Commercial Banks – 0.4%
PrivateBancorp, Inc.	98,000	2,362,780

Thrifts & Mortgage Finance – 1.3%
People’s United Financial, Inc.	429,100	6,891,346

		37,004,699

Energy – 5.4%
Energy Equipment & Services – 3.4%
Complete Production Services, Inc.(a)	593,200	5,338,800
FMC Technologies, Inc.(a)	116,500	5,557,050
Oceaneering International, Inc.(a)	76,100	3,970,137
Superior Energy Services, Inc.(a)	217,000	3,955,910

		18,821,897

Oil, Gas & Consumable Fuels – 2.0%
Cabot Oil & Gas Corp.	138,800	4,892,700
Newfield Exploration Co.(a)	149,400	5,780,286

		10,672,986

		29,494,883

Materials – 1.7%
Chemicals – 1.7%
Airgas, Inc.	128,800	5,989,200
Solutia, Inc.(a)	292,800	3,580,944

		9,570,144

Consumer Staples – 1.2%
Food Products – 1.2%
Green Mountain Coffee Roasters, Inc.(a)	110,550	6,654,005

Telecommunication Services – 1.1%
Wireless Telecommunication Services – 1.1%
SBA Communications Corp. – Class A(a)	237,800	5,733,358

Total Common Stocks (cost $466,836,662)		542,351,978

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,783,142)	3,783,142	$3,783,142

Total Investments – 99.6% (cost $470,619,804)		546,135,120
Other assets less liabilities – 0.4%		2,143,962

Net Assets – 100.0%		$548,279,082

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 31.1%
Treasuries – 31.1%
United States – 31.1%
U.S. Treasury Bonds 7.25%, 5/15/16	$7,900	$9,971,285
U.S. Treasury Notes 1.00%, 7/31/11(a)	81,254	81,368,243
1.50%, 7/15/12(a)	32,178	32,240,844
1.75%, 8/15/12(a)	72,775	73,349,267
1.875%, 6/15/12	23,948	24,260,450
2.625%, 6/30/14	20,000	20,260,940
3.50%, 11/15/09-12/15/09	102,000	102,770,096

Total Governments - Treasuries (cost $343,431,647)		344,221,125

CORPORATES - INVESTMENT GRADES – 25.6%
Industrial – 13.5%
Basic – 0.9%
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	3,543	3,927,752
Praxair INC 3.25%, 9/15/15(b)	5,520	5,539,690

		9,467,442

Capital Goods – 1.0%
Boeing Co. 5.00%, 3/15/14	2,436	2,626,039
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,659,486
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,953,986

		11,239,511

Communications - Telecommunications – 1.8%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,676,723
4.85%, 2/15/14	4,875	5,218,624
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,429,789
Verizon New England, Inc. 6.50%, 9/15/11	1,935	2,084,295
Vodafone Group PLC 7.75%, 2/15/10	3,690	3,801,910

		20,211,341

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.9%
Daimler Finance North America LLC 7.20%, 9/01/09	$5,900	$5,900,000
8.00%, 6/15/10	3,495	3,630,816

		9,530,816

Consumer Cyclical - Entertainment – 0.4%
The Walt Disney Co. 4.50%, 12/15/13	3,624	3,840,831

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,812,771

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,738,168

Consumer Non-Cyclical – 4.6%
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,649,957
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,567,090
Bottling Group LLC 5.00%, 11/15/13	3,599	3,897,170
6.95%, 3/15/14	3,290	3,853,692
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,732,772
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	3,675	3,877,636
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	1,049	1,068,587
Diageo Capital PLC 4.375%, 5/03/10	4,219	4,320,910
Genentech, Inc. 4.40%, 7/15/10	1,910	1,962,846
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,650,332
Merck & Co. Inc 1.875%, 6/30/11	5,870	5,928,847
Procter & Gamble Co. 3.15%, 9/01/15	11,035	11,070,511
4.60%, 1/15/14	3,485	3,741,973

		51,322,323

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 1.6%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,090,632
BP Capital Markets PLC 1.55%, 8/11/11	6,394	6,405,541
Chevron Corp. 3.95%, 3/03/14	3,665	3,843,625
ConocoPhillips 4.75%, 2/01/14	3,650	3,913,545

		17,253,343

Services – 0.5%
The Western Union Co. 5.40%, 11/17/11	4,980	5,340,134

Technology – 1.2%
Cisco Systems, Inc. 5.25%, 2/22/11	3,525	3,729,665
Dell, Inc. 3.375%, 6/15/12	2,134	2,196,673
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,441,267
Oracle Corp. 3.75%, 7/08/14	4,116	4,252,301
5.00%, 1/15/11	2,062	2,164,888

		13,784,794

		149,541,474

Financial Institutions – 11.9%
Banking – 9.3%
Bank of America Corp. 4.50%, 8/01/10	3,805	3,898,744
The Bank of New York Mellon Corp. 4.30%, 5/15/14	1,785	1,878,000
Barclays Bank PLC 5.20%, 7/10/14	9,694	10,176,451
BB&T Corp. 3.85%, 7/27/12	5,155	5,280,581
6.50%, 8/01/11	1,820	1,903,751
Citigroup, Inc. 6.375%, 8/12/14	6,270	6,340,494
Comerica, Inc. 4.80%, 5/01/15	2,380	1,939,579
Deutsche Bank AG London 5.00%, 10/12/10	2,550	2,610,399
Fifth Third Bancorp 6.25%, 5/01/13	6,600	6,715,830

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

The Goldman Sachs Group, Inc. 3.625%, 8/01/12	$3,210	$3,275,478
4.75%, 7/15/13	3,840	3,969,934
JP Morgan Chase & Co. 7.875%, 6/15/10	4,685	4,922,398
Morgan Stanley 5.625%, 1/09/12	195	205,711
6.00%, 5/13/14	5,650	5,991,198
National City Bank of Cleveland Ohio 6.25%, 3/15/11	6,470	6,612,366
PNC Funding Corp. 4.50%, 3/10/10	2,445	2,469,501
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,318,127
State Street Corp. 4.30%, 5/30/14	3,015	3,161,040
Union Planters Corp. 7.75%, 3/01/11	2,327	2,256,136
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,117,063
US Bancorp 4.20%, 5/15/14	3,822	3,980,739
Wells Fargo & Co. 4.20%, 1/15/10	3,715	3,751,942
Westpac Banking Corp. 4.20%, 2/27/15	11,025	11,094,733

		102,870,195

Finance – 0.9%
HSBC Finance Corp. 4.75%, 4/15/10	4,905	4,979,855
8.00%, 7/15/10	4,710	4,941,172

		9,921,027

Insurance – 1.0%
Berkshire Hathaway Finance Corp. 4.00%, 4/15/12(c)	4,700	4,897,325
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,864,573

		11,761,898

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,089,329

REITS – 0.4%
Simon Property Group LP 5.00%, 3/01/12	3,985	4,085,382

		131,727,831

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
The Southern Co. 4.15%, 5/15/14	$2,001	$2,057,706

Total Corporates - Investment Grades (cost $277,321,622)		283,327,011

MORTGAGE PASS-THRU’S – 20.3%
Agency ARMS – 9.9%
Federal Home Loan Mortgage Corp. Series 2005 4.788%, 5/01/35(d)	5,349	5,542,927
Series 2006 6.233%, 12/01/36(e)	3,982	4,205,571
Series 2007 5.912%, 11/01/36(e)	7,183	7,562,896
6.074%, 1/01/37(e)	6,352	6,702,295
Federal National Mortgage Association Series 2003 4.746%, 12/01/33(d)	1,759	1,836,128
Series 2005 4.545%, 2/01/35(e)	8,538	8,784,780
4.656%, 10/01/35(d)	5,343	5,560,329
5.331%, 1/01/36(d)	3,753	3,928,828
Series 2006 3.807%, 1/01/36(d)	13,708	13,696,318
5.473%, 5/01/36(e)	7,242	7,633,252
5.66%, 7/01/36(d)	6,346	6,676,502
5.842%, 11/01/36(e)	10,236	10,814,373
Series 2007 4.377%, 11/01/35(e)	7,984	8,253,676
5.519%, 2/01/37(e)	8,064	8,518,773
6.415%, 1/01/37(e)	4,991	5,290,087
Series 2009 4.911%, 7/01/38(d)	4,073	4,251,331

		109,258,066

Agency Fixed Rate 30-Year – 9.7%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	3,358	3,544,316
6.50%, 12/01/33	9,004	9,680,840
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	24,708	26,481,501
Series 2008 6.00%, 8/01/38	14,851	15,650,008
6.50%, 12/01/28-7/01/35	26,507	28,720,785

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2008 6.50%, 9/15/38	$22,525	$23,984,174

		108,061,624

Agency Fixed Rate 15-Year – 0.7%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	33	35,421
Series 2001 6.00%, 11/01/16	145	155,634
Series 2002 6.00%, 12/01/17	78	83,622
Series 2005 6.00%, 6/01/17-6/01/20	292	310,119
Series 2006 6.00%, 5/01/21-1/01/22	5,284	5,629,573
Series 2007 6.00%, 2/01/22	1,351	1,438,289

		7,652,658

Total Mortgage Pass-Thru’s (cost $217,507,210)		224,972,348

ASSET-BACKED SECURITIES – 14.4%
Autos-Fixed Rate – 3.3%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(c)	11,000	11,119,684
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	3,725	3,777,306
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,455,766
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,431,211
Volkswagen Auto Lease Trust Series 2009-A, Class A3 3.41%, 4/16/12	12,000	12,313,535

		37,097,502

Autos-Floating Rate – 2.8%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.34%, 4/20/13(e)	4,360	4,175,359

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(c)(e)+	$15,000	$15,000,015
World Omni Master Owner Trust Series 2009-1, Class A 1.974%, 7/15/11(c)(e)+	12,000	12,022,200

		31,197,574

Home Equity Loans - Floating Rate – 1.7%
ACE Securities Corp. Series 2003-OP1, Class A2 0.63%, 12/25/33(e)	18	8,144
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.166%, 5/25/37(e)	1,200	27,079
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)	1,578	1,398,952
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 0.56%, 6/25/34(e)	76	46,409
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.55%, 1/20/36(e)	1,473	1,114,896
Home Equity Mortgage Trust Series 2005-3, Class M1 0.81%, 11/25/35(e)	132	126,521
Household Home Equity Loan Trust Series 2007-2, Class A2V 0.43%, 7/20/36(e)	2,800	2,218,716
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 0.43%, 7/25/37(e)	3,350	1,560,260
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.47%, 6/25/37(c)(e)	3,700	1,217,637
Lehman XS Trust Series 2005-2, Class 1M1 0.77%, 8/25/35(e)	5,000	176,031
Series 2006-1, Class 1M1 0.72%, 2/25/36(e)	4,000	100,575
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 0.38%, 2/25/36(e)	152	149,876

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.39%, 4/25/37(e)	$1,686	$1,617,075
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 0.40%, 6/25/37(e)	3,100	1,549,036
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.40%, 4/25/37(e)	2,702	1,685,446
Novastar Home Loan Equity Series 2007-2, Class M1 0.57%, 9/25/37(e)	4,935	110,830
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.37%, 7/25/36(e)	2,861	2,281,990
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(c)	1,097	1,049,446
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.40%, 7/25/37(e)	4,185	1,700,320
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.72%, 6/25/36(e)	2,000	357,880

		18,497,119

Credit Cards - Floating Rate – 1.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.29%, 3/15/13(e)	4,825	4,781,300
Discover Card Master Trust Series 2009-A1, Class A1 1.573%, 12/15/14(e)+	11,000	11,015,180

		15,796,480

Other ABS - Fixed Rate – 1.4%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,478,882
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	4,510	4,542,851
Series 2009-A, Class A4 3.96%, 5/16/16	3,390	3,427,942
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	5,805	5,880,879

		15,330,554

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 1.3%
BA Credit Card Trust Series 2006-A16, Class A16 4.72%, 5/15/13	$4,600	$4,790,275
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,600	4,822,881
MBNA Master Credit Card Trust Series 1999-J, Class A 7.00%, 2/15/12	5,307	5,317,870

		14,931,026

Other ABS - Floating Rate – 1.3%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.976%, 7/15/15(c)(e)+	14,000	14,000,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(c)(e)	1,865	27,975

		14,027,975

Home Equity Loans - Fixed Rate – 1.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,139,918
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	86	83,175
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,955	637,094
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,208,446
Series 2005-CB4, Class AF2 4.751%, 8/25/35	933	868,847
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	1,266	1,177,676
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,475	1,349,092
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	5,500	3,794,817
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	148	149,398

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	Principal Amount (000)	U.S. $ Value

Series 2006-5, Class A1 5.50%, 1/25/37	$2,453	$247,690
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(f)(g)	35	704
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(h)	9,924	1,736,730

		13,393,587

Total Asset-Backed Securities (cost $197,671,343)		160,271,817

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.2%
Non-Agency Fixed Rate CMBS – 8.8%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	5,000	4,909,454
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	11,148,886
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,639,314
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	7,895	7,884,733
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+	14,000	14,064,576
Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	13,908,009
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,832,979
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,761,556
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 6.15%, 7/15/44	10,000	2,114,814
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,274,030

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	Principal Amount (000)	U.S. $ Value

Series 2003-C5, Class A3 4.254%, 7/15/27	$7,251	$7,382,989
Series 2004-C7, Class A2 3.992%, 10/15/29	12,420	12,416,819
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	1	781

		97,338,940

Non-Agency Floating Rate CMBS – 1.4%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.58%, 3/15/22(c)(e)	2,500	1,583,620
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 0.37%, 4/15/17(c)(e)	403	400,225
Series 2005-FL11, Class D 0.61%, 11/15/17(c)(e)	1,719	979,133
Series 2007-FL14, Class C 0.57%, 6/15/22(c)(e)	3,874	1,599,311
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.74%, 10/15/21(c)(e)	4,900	2,068,169
Series 2007-TFLA, Class A2 0.39%, 2/15/22(c)(e)	8,000	4,759,536
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 0.58%, 10/15/17(c)(e)	2,400	2,171,280
Morgan Stanley Capital I Series 2005-XLF, Class G 0.64%, 8/15/19(c)(e)	343	323,931
Series 2005-XLF, Class H 0.66%, 8/15/19(c)(e)	1,000	872,625
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.67%, 9/15/21(c)(e)	2,600	628,692
Series 2007-WHL8, Class E 0.67%, 6/15/20(c)(e)	2,725	434,494

		15,821,016

Total Commercial Mortgage-Backed Securities (cost $135,019,366)		113,159,956

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	Principal Amount (000)	U.S. $ Value

AGENCIES – 7.6%
Agency Debentures – 7.6%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	$8,760	$8,854,021
Citigroup, Inc. – FDIC Insured Series FXD 1.875%, 5/07/12	18,659	18,711,693
Federal Home Loan Banks 1.625%, 3/16/11	17,000	17,208,556
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12	13,670	14,255,500
JP Morgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,969,682
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,105,378
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,763,827

Total Agencies (cost $82,151,978)		83,868,657

CMOS – 3.0%
Non-Agency Floating Rate – 1.1%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.74%, 2/25/36(e)	4,155	31,162
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.836%, 9/25/45(e)	87	42,336
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.901%, 11/25/46(e)	2,093	800,399
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.75%, 2/25/35(e)	134	30,976
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 0.58%, 8/25/35(e)	113	58,044
Series 2007-OA4, Class 1A1A 0.46%, 8/25/47(e)	2,661	1,223,666
Homebanc Mortgage Trust Series 2005-4, Class A2 0.60%, 10/25/35(e)	3,470	961,515

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	Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-2N, Class M1 0.61%, 2/25/37(e)	$3,602	$22,214
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.50%, 4/25/29(e)	97	66,545
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.92%, 2/25/42(c)(e)	3,353	3,135,519
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.47%, 7/20/36(e)	3,193	2,324,126
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.50%, 5/25/35(e)	157	101,865
Series 2005-9, Class 2A1 1.666%, 5/25/35(e)	932	333,113
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.61%, 10/19/34(e)	674	434,457
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.011%, 9/25/46(e)	3,362	1,304,817
Series 2006-AR4, Class 1A1B 1.991%, 5/25/46(e)	1,340	431,143
Series 2006-AR9, Class 1AB2 0.486%, 8/25/46(e)	3,961	969,648

		12,271,545

Agency Fixed Rate – 0.8%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	4,199	4,279,259
Series 2006-50, Class PA 5.00%, 4/25/27	4,778	4,908,957

		9,188,216

Non-Agency Fixed Rate – 0.6%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	201	196,877
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,175	1,046,328

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	Principal Amount (000)	U.S. $ Value

Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	$6,125	$5,553,547

		6,796,752

Agency Floating Rate – 0.3%
Federal National Mortgage Association Series 2003-52, Class FV 1.266%, 5/25/31(e)	1,797	1,812,191
Series 2003-W13, Class AV2 0.546%, 10/25/33(e)	313	271,532
Freddie Mac Reference REMIC Series R008, Class FK 0.64%, 7/15/23(e)	1,288	1,271,903

		3,355,626

Non-Agency ARMS – 0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.301%, 2/25/36(d)	3,009	1,594,369

Total CMOs (cost $56,390,352)		33,206,508

INFLATION-LINKED SECURITIES – 1.8%
United States – 1.8%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $19,898,230)	18,859	19,807,826

	Shares
SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(i) (cost $27,867,410)	27,867,410	27,867,410

Total Investments – 116.5% (cost $1,357,259,158)		1,290,702,658
Other assets less liabilities – (16.5)%		(183,102,681)

Net Assets—100.0%		$1,107,599,977

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,057	December 2009	$228,118,806	$228,675,344	$556,538
Sold Contracts
U.S. T-Note 10 Yr Futures	439	December 2009	51,094,081	51,459,030	(364,949)
U.S. T-Note 5 Yr Futures	1,116	December 2009	127,926,138	128,619,000	(692,862)

					$(501,273)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	Amount
ING	0.13%		9/01/09	$36,045,130
ING	0.00		9/15/09	30,037,500
ING	(0.08	)*	9/17/09	50,060,619

				$116,143,249

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $115,750,000.

(b)	When-Issued or delayed delivery security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $86,478,922 or 7.8% of net assets.

(d)	Variable rate coupon, rate shown as of August 31, 2009.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of August 31, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust
Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	$35,213	$704	0.00%

(g)	Fair valued.

(h)	IO – Interest Only

(i)	Investment in affiliated money market mutual fund.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $80,009,980.

*	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure

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Short Duration Bond Portfolio—Portfolio of Investments

higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure to subprime investments was 4.37% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS	– Asset-Backed Securities
ARMS	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
LP	– Limited Partnership
REIT	– Real Estate Investment Trust
REMIC	– Real Estate Mortgage Investment Conduit
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 33.1%
Industrial – 15.9%
Basic – 2.3%
ArcelorMittal 6.125%, 6/01/18	$3,570	$3,416,943
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,554,908
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	999	1,049,285
The Dow Chemical Co. 7.375%, 11/01/29	200	199,451
8.55%, 5/15/19	4,115	4,482,284
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,539	1,706,128
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	2,885	3,007,612
International Paper Co. 5.30%, 4/01/15	2,625	2,529,655
7.50%, 8/15/21	797	807,590
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,357,870
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,388,705
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,509,530

		29,009,961

Capital Goods – 0.7%
John Deere Capital Corp. 5.25%, 10/01/12	2,660	2,872,981
Lafarge SA 6.15%, 7/15/11	2,204	2,275,454
Tyco International Finance SA 6.00%, 11/15/13	1,250	1,344,687
8.50%, 1/15/19	1,265	1,527,277
United Technologies Corp. 4.875%, 5/01/15	1,591	1,731,411

		9,751,810

Communications - Media – 1.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	3,710	3,860,196
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,451,368
Comcast Corp. 5.50%, 3/15/11	2,767	2,903,911

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	Principal Amount (000)	U.S. $ Value

News America, Inc. 6.55%, 3/15/33	$1,383	$1,412,313
News America Holdings, Inc. 9.25%, 2/01/13	670	781,836
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,636,086
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	660,608
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,520,762
Time Warner Entertainment Co. 8.375%, 3/15/23	2,680	3,122,120
WPP Finance UK 5.875%, 6/15/14	376	378,683
8.00%, 9/15/14	2,616	2,865,242

		22,593,125

Communications - Telecommunications – 3.7%
AT&T Corp. 8.00%, 11/15/31(b)	295	366,233
AT&T, Inc. 4.125%, 9/15/09	2,135	2,137,152
British Telecommunications PLC 9.125%, 12/15/10(b)	3,066	3,303,275
Embarq Corp. 6.738%, 6/01/13	3,425	3,663,000
7.082%, 6/01/16	3,780	4,035,785
Pacific Bell Telephone Co. 6.625%, 10/15/34	6,250	6,293,756
Qwest Corp. 7.50%, 10/01/14	3,270	3,241,388
8.875%, 3/15/12(b)	2,195	2,260,850
Telecom Italia Capital SA 4.00%, 1/15/10	2,995	3,016,908
6.175%, 6/18/14	2,510	2,718,420
6.375%, 11/15/33	375	372,258
US Cellular Corp. 6.70%, 12/15/33	4,720	4,843,230
Verizon Communications, Inc. 4.90%, 9/15/15	2,540	2,693,566
5.25%, 4/15/13	2,310	2,490,092
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	2,259	2,421,255
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,199,961

		47,057,129

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Daimler Finance North America LLC 5.75%, 9/08/11	$1,105	$1,158,677

Consumer Cyclical - Entertainment – 0.4%
Time Warner, Inc. 6.875%, 5/01/12	2,130	2,329,409
7.625%, 4/15/31	2,810	3,085,846

		5,415,255

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,120,894
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,472,245

		8,593,139

Consumer Non-Cyclical – 3.3%
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,048,935
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,783,411
Bottling Group LLC 6.95%, 3/15/14	2,315	2,711,641
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,741,926
5.875%, 5/15/13	2,720	2,844,062
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	3,480	3,620,536
Campbell Soup Co. 6.75%, 2/15/11	2,205	2,378,833
ConAgra Foods, Inc. 7.875%, 9/15/10	68	72,301
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,703,189
Fisher Scientific International, Inc. 6.125%, 7/01/15	2,336	2,406,080
Fortune Brands, Inc. 4.875%, 12/01/13	2,016	1,988,161
Kraft Foods, Inc. 4.125%, 11/12/09	3,245	3,267,436
The Kroger Co. 6.80%, 12/15/18	2,175	2,462,718
Pepsico, Inc. 4.65%, 2/15/13	2,505	2,688,291

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pfizer, Inc. 5.35%, 3/15/15	$2,620	$2,915,989
The Procter & Gamble Co. 4.70%, 2/15/19	2,607	2,715,071
Safeway, Inc. 6.50%, 3/01/11	453	483,490
Wyeth 5.50%, 2/01/14	2,212	2,418,734

		42,250,804

Energy – 1.4%
Amerada Hess Corp. 7.875%, 10/01/29	1,793	2,128,153
Anadarko Petroleum Corp. 5.95%, 9/15/16	295	306,780
6.45%, 9/15/36	877	868,119
Apache Corp. 5.25%, 4/15/13	1,455	1,556,010
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,456,952
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,276,161
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,515,010
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,409,885
The Premcor Refining Group, Inc. 7.50%, 6/15/15	2,115	2,163,163
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,667,262

		18,347,495

Technology – 1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	2,470	2,613,411
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,405,553
Dell, Inc. 5.625%, 4/15/14	1,645	1,793,481
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	3,850	4,277,870
Motorola, Inc. 6.50%, 9/01/25	1,800	1,411,742
7.50%, 5/15/25	290	249,773
7.625%, 11/15/10	146	150,745
Oracle Corp. 5.00%, 1/15/11	2,480	2,603,745

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Xerox Capital Trust I 8.00%, 2/01/27	$4,410	$3,541,142
Xerox Corp. 8.25%, 5/15/14	310	349,077

		19,396,539

		203,573,934

Financial Institutions – 13.4%
Banking – 7.2%
American Express Co. 8.125%, 5/20/19	2,785	3,116,774
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,890	2,041,729
Bank of America Corp. 4.875%, 1/15/13	4,230	4,274,161
7.625%, 6/01/19	1,700	1,871,710
Series L 5.65%, 5/01/18	1,400	1,353,720
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	170	179,800
Barclays Bank PLC 8.55%, 6/15/11(a)(c)	961	836,070
The Bear Stearns Co., Inc. 5.55%, 1/22/17	5,410	5,471,479
Citigroup, Inc. 5.50%, 4/11/13	2,900	2,886,512
6.50%, 8/19/13	2,770	2,844,347
8.50%, 5/22/19	2,750	3,005,965
Compass Bank 5.50%, 4/01/20	4,989	4,267,745
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	1,151	1,162,161
Credit Suisse USA, Inc. 5.50%, 8/15/13	1,128	1,207,691
Deutsche Bank AG London 5.00%, 10/12/10	2,730	2,794,663
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	2,806	2,900,947
5.125%, 1/15/15	1,590	1,647,778
7.35%, 10/01/09	899	903,993
7.50%, 2/15/19	2,855	3,286,947
Huntington National Bank 4.375%, 1/15/10	517	517,666
JP Morgan Chase & Co. 6.75%, 2/01/11	2,925	3,113,528

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	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	$733	$690,769
KeyBank NA 7.00%, 2/01/11	3,140	3,196,071
Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	2,766,864
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,565,994
Morgan Stanley 5.625%, 1/09/12	3,940	4,156,412
6.60%, 4/01/12	2,565	2,787,093
National City Bank of Cleveland Ohio 6.25%, 3/15/11	4,245	4,338,407
Rabobank Nederland 11.00%, 6/30/19(a)(c)	280	330,750
Regions Financial Corp. 6.375%, 5/15/12	4,250	3,937,736
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,381,303
Standard Chartered PLC 6.409%, 1/30/17(a)(c)	4,800	3,600,000
UBS Preferred Funding Trust I 8.622%, 10/01/10(c)	2,319	2,021,946
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,080,057
Union Bank of California 5.95%, 5/11/16	1,005	980,261
Union Planters Corp. 7.75%, 3/01/11	2,817	2,731,214
Wachovia Corp. 5.50%, 5/01/13	4,155	4,414,654

		92,664,917

Finance – 1.4%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	2,902,233
Series A 4.375%, 11/21/11	2,713	2,804,629
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,256,979
International Lease Finance Corp. 5.65%, 6/01/14	524	393,272
SLM Corp. 5.125%, 8/27/12	1,145	898,825
5.40%, 10/25/11	3,309	2,884,779
Series A 5.375%, 1/15/13-5/15/14	8,395	6,232,718

		18,373,435

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 3.0%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	$1,820	$1,755,603
Assurant, Inc. 5.625%, 2/15/14	1,028	1,051,330
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	1,656	1,715,729
GE Global Insur 7.00%, 2/15/26	3,065	2,713,423
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	2,941,635
Humana, Inc. 6.30%, 8/01/18	1,514	1,374,459
6.45%, 6/01/16	285	270,668
7.20%, 6/15/18	610	590,687
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,410,976
Lincoln National Corp. 8.75%, 7/01/19	791	884,539
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	1,694,502
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	2,557,340
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,450,289
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,564,367
6.20%, 1/15/15	265	277,602
Series D 7.375%, 6/15/19	200	217,362
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,449,490
WellPoint, Inc. 4.25%, 12/15/09	4,327	4,368,089
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,101,403

		38,389,493

REITS – 1.8%
ERP Operating LP 5.25%, 9/15/14	4,570	4,553,283
HCP, Inc. 6.00%, 1/30/17	4,630	4,222,500
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	3,673,158
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,200,687

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Simon Property Group LP 5.00%, 3/01/12	$4,335	$4,444,199
5.625%, 8/15/14	3,236	3,320,773

		22,414,600

		171,842,445

Utility – 3.0%
Electric – 1.8%
Carolina Power & Light Co. 6.50%, 7/15/12	2,595	2,859,420
Exelon Corp. 6.75%, 5/01/11	1,295	1,384,386
FirstEnergy Corp.
Series B 6.45%, 11/15/11	58	62,060
Series C 7.375%, 11/15/31	2,291	2,529,140
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	3,066,244
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,093	2,270,135
Nisource Finance Corp. 6.80%, 1/15/19	4,345	4,406,425
7.875%, 11/15/10	1,656	1,741,592
Pacific Gas & Electric Co. 4.80%, 3/01/14	1,700	1,806,434
The Southern Co.
Series A 5.30%, 1/15/12	999	1,069,387
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,506,987

		22,702,210

Natural Gas – 1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10	506	529,819
Energy Transfer Partners LP 6.70%, 7/01/18	1,730	1,836,208
7.50%, 7/01/38	4,135	4,802,633
Enterprise Products Operating LLC
Series G 5.60%, 10/15/14	1,278	1,351,759
Williams Co., Inc. 7.125%, 9/01/11	2,285	2,412,487
8.125%, 3/15/12	1,645	1,766,829

		12,699,735

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18		$2,785	$2,969,918

			38,371,863

Non Corporate Sectors – 0.8%
Agencies – Not Government Guaranteed – 0.8%
Gaz Capital SA 6.212%, 11/22/16(a)		7,890	7,051,687
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		3,055	3,169,563

			10,221,250

Total Corporates - Investment Grades (cost $415,942,073)			424,009,492

GOVERNMENTS - TREASURIES – 19.2%
Treasuries – 19.2%
Canada – 2.4%
Canadian Government Bond 3.75%, 6/01/19	CAD	31,845	29,990,587

Hungary – 0.5%
Hungary Government Bond Series 12/C 6.00%, 10/24/12	HUF	1,317,000	6,515,274

United States – 16.3%
U.S. Treasury Bonds 3.75%, 11/15/18		$50,390	51,744,231
4.50%, 2/15/36		12,325	12,968,217
U.S. Treasury Notes 0.875%, 2/28/11-5/31/11		31,240	31,281,693
1.75%, 1/31/14		53,525	52,600,837
2.625%, 7/31/14		59,660	60,368,463

			208,963,441

Total Governments - Treasuries (cost $243,177,429)			245,469,302

MORTGAGE PASS-THRU’S – 17.0%
Agency Fixed Rate 30-Year – 14.9%
Federal Home Loan Mortgage Corp. Gold
Series 2005 4.50%, 8/01/35-10/01/35		3,344	3,371,223

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006 4.50%, 1/01/36-5/01/36	$173	$174,583
Series 2007 5.50%, 7/01/35	4,730	4,957,619
Series 2008 6.50%, 5/01/35	4,980	5,357,849
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	13,978	14,423,193
5.50%, 4/01/33-7/01/33	17,358	18,180,974
Series 2004 5.50%, 4/01/34-11/01/34	13,558	14,192,547
Series 2005 4.50%, 8/01/35-10/01/35	22,252	22,459,082
5.50%, 2/01/35	3,300	3,456,370
6.00%, 4/01/35	10,812	11,477,473
Series 2006 5.00%, 1/01/36-2/01/36	17,738	18,274,483
Series 2007 4.50%, 9/01/35-8/01/37	13,112	13,257,889
5.50%, 8/01/37	24,127	25,271,583
Series 2008 6.00%, 3/01/37	24,090	25,474,022
Government National Mortgage Association Series 2008 5.50%, 10/15/38	6,628	6,942,628
6.00%, 9/15/38	2,957	3,125,530

		190,397,048

Agency ARMS – 2.1%
Federal Home Loan Mortgage Corp. Series 2007 5.973%, 2/01/37(d)	5,131	5,409,331
Series 2009 4.772%, 4/01/36(c)	7,852	8,152,564
Federal National Mortgage Association Series 2003 4.746%, 12/01/33(c)	2,441	2,547,895
Series 2006 5.454%, 2/01/36(c)	2,959	3,114,589
6.205%, 3/01/36(c)	2,218	2,338,050
Series 2007 4.727%, 3/01/34(c)	4,962	5,155,318

		26,717,747

Total Mortgage Pass-Thru’s (cost $206,786,779)		217,114,795

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 14.1%
Non-Agency Fixed Rate CMBS – 14.0%
Banc of America Commercial Mortgage, Inc. Series 2004-4, Class A3 4.128%, 7/10/42	$553	$555,106
Series 2006-5, Class A4 5.414%, 9/10/47	7,680	6,929,497
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.903%, 9/11/38	2,285	2,144,240
Series 2007-PW18, Class A4 5.70%, 6/11/50	6,455	5,501,728
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.299%, 12/10/49	8,585	7,581,963
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	2,627,765
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	4,930,667
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	3,362,012
CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	40	40,240
Series 2005-C1, Class A4 5.014%, 2/15/38	1,516	1,468,188
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	3,265	3,250,196
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	1,693	1,691,043
Series 2005-GG3, Class A4 4.799%, 8/10/42	1,970	1,793,697
Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,290,481

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+	$15,388	$15,458,979
Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	13,908,009
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	1,720	1,692,544
Series 2005-LDP1, Class A4 5.038%, 3/15/46	1,846	1,765,151
Series 2006-LDP8, Class A2 5.289%, 5/15/45+	14,000	13,968,511
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36	7,760	7,346,546
Series 2004-C4, Class A4 5.401%, 6/15/29	6,015	5,606,891
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	7,028,058
Series 2007-C1, Class A3 5.398%, 2/15/40+	20,000	19,182,846
Series 2007-C1, Class A4 5.424%, 2/15/40	5,725	4,345,586
Series 2008-C1, Class A2 6.318%, 4/15/41	4,785	4,552,179
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	3,075	2,922,827
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	6,500	6,414,675
Series 2007-HQ13, Class A3 5.569%, 12/15/44	8,155	6,200,788
Series 2007-IQ15, Class A4 6.076%, 6/11/49	4,030	3,440,821
Series 2007-T27, Class A4 5.803%, 6/11/42	9,860	9,077,790
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	7,645,171
Series 2007-C32, Class A3 5.929%, 6/15/49	6,885	5,371,450

		179,095,645

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II
Series 2007-EOP, Class E 0.716%, 3/06/20(a)(d)	$1,855	$1,469,602

Total Commercial Mortgage-Backed Securities (cost $195,453,515)		180,565,247

ASSET-BACKED SECURITIES –2.8%
Autos - Floating Rate – 1.2%
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(a)(d)+	15,000	15,000,015

Credit Cards - Floating Rate – 0.9%
Discover Card Master Trust Series 2009-A1, Class A1 1.573%, 12/15/14(d)+	11,000	11,015,180

Credit Cards - Fixed Rate – 0.3%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,150	4,351,078

Home Equity Loans - Floating Rate – 0.2%
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC4, Class M1 0.536%, 5/25/37(d)	3,715	118,676
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.533%, 1/20/35(d)	930	786,813
Lehman XS Trust Series 2005-4, Class 1M1 0.766%, 10/25/35(d)	4,865	112,723
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.39%, 4/25/37(d)	1,539	1,475,851
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.496%, 2/25/37(d)	1,785	29,302

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

RAAC Series Series 2006-SP3, Class A1 0.346%, 8/25/36(d)	$225	$216,835
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.436%, 3/25/35(d)	79	77,833
Series 2005-RZ1, Class A2 0.466%, 4/25/35(d)	119	118,814

		2,936,847

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.41%, 12/25/32	714	454,695
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	678	484,212
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2 5.147%, 11/25/35	3	2,982
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	88	88,866
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	12	11,919

		1,042,674

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,000	924,301

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(a)(d)	2,220	33,300
SLM Student Loan Trust Series 2003-C, Class A1 0.729%, 9/15/16(d)	199	193,957

		227,257

Total Asset-Backed Securities (cost $48,321,957)		35,497,352

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.4%
United States – 2.4%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $31,218,806)	$29,593	$31,081,597

GOVERNMENTS - SOVEREIGN BONDS – 2.1%
Brazil – 0.8%
Republic of Brazil 8.25%, 1/20/34	8,475	10,487,813

Peru – 0.6%
Republic of Peru 8.375%, 5/03/16	1,995	2,334,150
9.875%, 2/06/15	4,245	5,253,187

		7,587,337

Poland – 0.4%
Poland Government International Bond 6.375%, 7/15/19	5,105	5,475,113

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,567	3,656,544

Total Governments - Sovereign Bonds (cost $24,740,721)		27,206,807

CORPORATES - NON-INVESTMENT GRADES – 2.1%
Industrial – 1.5%
Basic – 0.4%
United States Steel Corp. 5.65%, 6/01/13	3,901	3,717,200
7.00%, 2/01/18	1,260	1,202,267
Westvaco Corp. 8.20%, 1/15/30	670	658,363

		5,577,830

Capital Goods – 0.7%
Masco Corp. 4.80%, 6/15/15	4,795	4,153,093
6.125%, 10/03/16	5,040	4,606,036

		8,759,129

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	3,950,620

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22	$1,684	$1,338,752

		19,626,331

Financial Institutions – 0.6%
Banking – 0.2%
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,755,000
RBS Capital Trust III 5.512%, 9/30/14(c)	562	236,040
Zions Bancorp 5.50%, 11/16/15	1,420	1,079,200

		3,070,240

Finance – 0.4%
American General Finance Corp. Series G 5.375%, 9/01/09	1,705	1,705,000
CIT Group, Inc. 5.85%, 9/15/16	4,960	2,780,189

		4,485,189

		7,555,429

Total Corporates - Non-Investment Grades (cost $30,910,616)		27,181,760

AGENCIES – 1.3%
Agency Debentures – 1.3%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	14,819,186
6.625%, 11/15/30	1,710	2,148,147

Total Agencies (cost $16,590,248)		16,967,333

QUASI-SOVEREIGNS – 1.3%
Russia – 1.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	4,470	4,011,825
7.75%, 5/29/18(a)	13,270	12,805,550

Total Quasi-Sovereigns (cost $17,207,201)		16,817,375

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 1.1%
Non-Agency ARMS – 0.8%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.301%, 2/25/36(c)	$3,199	$1,695,471
Series 2006-3, Class 22A1 5.956%, 5/25/36(c)	1,442	714,544
Series 2007-1, Class 21A1 5.649%, 1/25/47(c)	2,150	1,111,376
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.122%, 5/25/35(c)	3,437	2,813,051
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)	3,797	2,317,953
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.131%, 6/26/35(a)	756	734,601
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.902%, 5/25/36(c)	1,854	955,555

		10,342,551

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.051%, 12/25/35(d)	1,426	741,606
Series 2006-OA14, Class 3A1 1.901%, 11/25/46(d)	4,740	1,812,621
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.796%, 2/25/35(d)	2,974	143,666
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 0.376%, 3/25/36(d)	42	41,596

		2,739,489

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.536%, 5/28/35	392	356,556

Total CMOs (cost $26,175,398)		13,438,596

GOVERNMENTS - SOVEREIGN AGENCIES – 1.0%
Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 5.125%, 3/14/16	2,795	3,077,779

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Landwirtschaftliche Rentenbank 5.125%, 2/01/17	$2,695	$2,914,448

		5,992,227

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,346,338

United Kingdom – 0.5%
The Royal Bank of Scotland PLC 2.625%, 5/11/12(a)	6,000	6,085,620

Total Governments - Sovereign Agencies (cost $12,995,800)		13,424,185

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	1,987,819
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,080,100

Total Supranationals (cost $5,077,330)		5,067,919

	Shares
SHORT-TERM INVESTMENTS –9.5%
Investment Companies – 9.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(e) (cost $122,066,141)	122,066,141	122,066,141

Total Investments – 107.4% (cost $1,396,664,014)		1,375,907,901
Other assets less liabilities – (7.4)%		(95,156,414)

Net Assets – 100.0%		$1,280,751,487

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$11,500	9/17/13	3 Month LIBOR	3.565%	$679,946

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Canadian Dollar settling 10/28/09	10,969	$10,141,862	$10,020,477	$121,385
Canadian Dollar settling 10/28/09	22,075	20,046,799	20,165,991	(119,192)
Hungarian Forint settling 9/14/09	1,212,727	5,952,032	6,369,984	(417,952)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $77,401,694 or 6.0% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2009.

(c)	Variable rate coupon, rate shown as of August 31, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(e)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure to subprime investments was 1.06% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $88,533,540.

Currency Abbreviations:

CAD – Canadian Dollar

HUF – Hungarian Forint

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES –98.9%
United States – 98.9%
U.S. Treasury Notes 1.625%, 1/15/15-1/15/18 (TIPS)	$145,285	$144,628,005
1.875%, 7/15/13-7/15/15 (TIPS)	101,807	103,393,999
2.00%, 7/15/14-1/15/26 (TIPS)	103,753	105,126,226
2.125%, 1/15/19 (TIPS)	32,591	33,548,523
2.375%, 1/15/17 (TIPS)	60,339	62,959,907
3.00%, 7/15/12 (TIPS)	61,008	64,077,845
3.375%, 1/15/12 (TIPS)	48,527	51,150,914
3.50%, 1/15/11 (TIPS)	14,205	14,746,111

Total Inflation-Linked Securities (cost $568,456,725)		579,631,530

	Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(a) (cost $5,011,725)	5,011,725	5,011,725

Total Investments – 99.7% (cost $573,468,450)		584,643,255
Other assets less liabilities – 0.3%		1,677,465

Net Assets – 100.0%		$586,320,720

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

Inflation-Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.6%
Industrial – 54.3%
Basic – 6.6%
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		$1,050	$766,500
Arch Western Finance LLC 6.75%, 7/01/13(b)		670	639,850
Domtar Corp. 7.125%, 8/15/15		2,500	2,406,250
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	571,200
8.25%, 5/01/16(a)		375	378,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.94%, 11/15/14(c)		525	341,250
9.75%, 11/15/14		525	393,750
Huntsman International LLC 7.875%, 11/15/14		1,330	1,183,700
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		3,500	1,610,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(d)		630	395,325
Kronos International, Inc. 6.50%, 4/15/13	EUR	2,000	1,404,927
MacDermid, Inc. 9.50%, 4/15/17(a)		$675	567,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(e)		928	547,683
NewMarket Corp. 7.125%, 12/15/16		615	559,650
NewPage Corp. 10.00%, 5/01/12		1,647	893,497
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		1,561	905,380
Novelis, Inc. 7.25%, 2/15/15(b)		2,190	1,773,900
Peabody Energy Corp. 5.875%, 4/15/16		900	828,000
7.375%, 11/01/16		545	545,000
Series B 6.875%, 3/15/13		415	415,000
Rhodia SA 3.746%, 10/15/13(a)(c)	EUR	1,480	1,819,381
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(d)		$2,650	1,643,000

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		$1,938	$1,848,464
9.75%, 7/29/13(a)		1,100	1,062,875
Steel Dynamics Inc. 8.25%, 4/15/16(a)(b)		2,230	2,190,975
United States Steel Corp. 7.00%, 2/01/18		1,825	1,741,379
Vedanta Resources PLC 8.75%, 1/15/14(a)		2,600	2,535,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	407,250

			30,374,936

Capital Goods – 5.6%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,170	772,200
AMH Holdings, Inc. 11.25%, 3/01/14(b)		1,635	882,900
Berry Plastics Holding Corp. 8.875%, 9/15/14		1,260	1,108,800
Bombardier, Inc. 6.30%, 5/01/14(a)		2,015	1,863,875
8.00%, 11/15/14(a)		1,120	1,093,400
Case Corp. 7.25%, 1/15/16		935	890,588
Case New Holland, Inc. 7.125%, 3/01/14		1,490	1,422,950
Crown Americas 7.625%, 11/15/13		500	497,500
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	781	716,570
Hanson Australia Funding Ltd. 5.25%, 3/15/13		$2,824	2,372,160
Hanson Ltd. 6.125%, 8/15/16		706	550,680
L-3 Communications Corp. 5.875%, 1/15/15		828	774,180
Masco Corp. 6.125%, 10/03/16		920	840,784
Nortek, Inc. 8.50%, 9/01/14		2,710	1,273,700
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		2,530	2,460,425
Owens Corning, Inc. 6.50%, 12/01/16		1,210	1,147,110
7.00%, 12/01/36		1,555	1,180,511

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	337

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		$990	$945,450
Ply Gem Industries, Inc. 9.00%, 2/15/12		900	384,750
11.75%, 6/15/13		675	563,625
Sequa Corp. 11.75%, 12/01/15(a)		1,270	800,100
Terex Corp. 8.00%, 11/15/17		786	666,135
United Rentals North America, Inc. 6.50%, 2/15/12		1,155	1,108,800
7.75%, 11/15/13		2,075	1,722,250

			26,039,443

Communications - Media – 5.3%
Allbritton Communications Co. 7.75%, 12/15/12		1,351	1,155,105
Cablevision Systems Corp. Series B 8.00%, 4/15/12(b)		1,637	1,673,833
CCH I LLC 11.75%, 5/15/14(b)(d)		9,037	79,074
CCH I LLC / CCH I Capital Corp. 11.00%, 10/01/15(d)		2,200	308,000
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)	EUR	398	516,368
Charter Communications Operations LLC 10.00%, 4/30/12(a)(b)		$800	806,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		5,809	1,946,015
5.75%, 1/15/13		3,641	1,419,990
CSC Holdings, Inc. 6.75%, 4/15/12		565	567,825
7.625%, 7/15/18		535	512,263
7.875%, 2/15/18		640	620,800
Dex Media West LLC/Dex Media West Finance Co. Series B 8.50%, 8/15/10(d)		444	368,520
Echostar DBS Corp. 6.625%, 10/01/14		970	921,500
7.125%, 2/01/16		650	624,000
Intelsat Bermuda Ltd. 11.25%, 6/15/16		1,612	1,680,510
Lamar Media Corp. 6.625%, 8/15/15		890	796,550
Liberty Media Corp. 5.70%, 5/15/13		545	517,750

338	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LIN Television Corp. 6.50%, 5/15/13	$725	$587,250
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(f)	630	441,000
Quebecor Media, Inc. 7.75%, 3/15/16	1,755	1,654,087
Rainbow National Services LLC 8.75%, 9/01/12(a)	1,224	1,236,240
10.375%, 9/01/14(a)	473	494,285
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(d)	705	41,419
Series A-2 6.875%, 1/15/13(d)	2,248	132,070
Series A-3 8.875%, 1/15/16(d)	2,740	160,975
Series A-4 8.875%, 10/15/17(d)	6,350	373,062
Sirius Satellite Radio, Inc. 9.625%, 8/01/13	545	482,325
Univision Communications Inc. 9.75%, 3/15/15(a)(e)	2,260	1,446,400
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	982	245,500
WMG Holdings Corp. 9.50%, 12/15/14(f)	3,196	2,780,520

		24,589,236

Communications - Telecommunications – 5.0%
American Tower Corp. 7.00%, 10/15/17	310	304,188
Cincinnati Bell, Inc. 8.375%, 1/15/14	1,740	1,687,800
Cricket Communications, Inc. 9.375%, 11/01/14	2,085	1,965,112
Digicel Ltd. 9.25%, 9/01/12(a)	1,077	1,074,307
Fairpoint Communications, Inc. Series 1 13.125%, 4/01/13	1,966	353,897
Frontier Communications Corp. 6.25%, 1/15/13	627	591,731
9.00%, 8/15/31	1,145	1,054,831
Inmarsat Finance PLC 7.625%, 6/30/12	835	826,650
10.375%, 11/15/12(b)	1,037	1,075,887

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	339

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 8.75%, 2/15/17	$2,360	$1,840,800
9.25%, 11/01/14	1,200	990,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	2,358	2,431,688
Qwest Capital Funding, Inc. 7.25%, 2/15/11	2,029	1,998,565
Qwest Communications International, Inc. 7.50%, 2/15/14(b)	350	337,750
Sprint Capital Corp. 6.875%, 11/15/28	1,315	956,663
8.75%, 3/15/32	1,180	979,400
Sprint Nextel Corp. 6.00%, 12/01/16	1,000	840,000
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14	740	752,950
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)	2,060	2,054,850
Windstream Corp. 8.625%, 8/01/16	1,070	1,074,013

		23,191,082

Consumer Cyclical - Automotive – 3.0%
Affinia Group, Inc. 9.00%, 11/30/14	495	436,219
Allison Transmission, Inc. 11.00%, 11/01/15(a)	560	504,000
ArvinMeritor, Inc. 8.75%, 3/01/12	900	769,500
Ford Motor Credit Co. LLC 3.26%, 1/13/12(c)	2,785	2,318,512
7.00%, 10/01/13	4,474	3,989,748
8.00%, 12/15/16	2,665	2,334,921
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11	550	555,500
9.00%, 7/01/15	1,307	1,326,605
Keystone Automotive Operations, Inc. 9.75%, 11/01/13	1,436	376,950
Tenneco, Inc. 8.625%, 11/15/14	1,475	1,298,000
Visteon Corp. 7.00%, 3/10/14(d)	1,795	107,700

		14,017,655

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16	520	538,200

340	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 6.3%
Beazer Homes USA, Inc. 8.375%, 4/15/12	$2,460	$1,857,300
Boyd Gaming Corp. 7.75%, 12/15/12	737	725,945
Broder Brothers Co. 12.00%, 10/15/13(e)(g)	285	117,342
Chukchansi Economic Development Authority 8.00%, 11/15/09(a)	540	432,000
DR Horton, Inc. 4.875%, 1/15/10	250	249,375
6.50%, 4/15/16	1,180	1,091,500
Gaylord Entertainment Co. 8.00%, 11/15/13	1,307	1,192,637
Greektown Holdings LLC 10.75%, 12/01/13(a)(d)	850	182,750
Harrah’s Operating Co., Inc. 5.75%, 10/01/17	514	232,585
6.50%, 6/01/16	5,352	2,461,920
10.75%, 2/01/16	1,766	1,143,485
10.00%, 12/15/18(a)	1,945	1,361,500
Host Hotels & Resorts LP 6.875%, 11/01/14	385	364,788
Series Q 6.75%, 6/01/16	935	869,550
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16	1,355	758,800
KB Home 6.375%, 8/15/11	125	123,750
Levi Strauss & Co. 8.875%, 4/01/16	742	742,000
MGM Mirage 6.625%, 7/15/15	3,952	2,835,560
7.625%, 1/15/17	3,660	2,616,900
8.375%, 2/01/11	1,024	867,840
Mohegan Tribal Gaming Authority 7.125%, 8/15/14	1,155	808,500
Penn National Gaming, Inc. 6.875%, 12/01/11	496	496,000
Pulte Homes, Inc. 5.25%, 1/15/14	590	554,600
Quiksilver, Inc. 6.875%, 4/15/15	650	412,750
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(d)	316	262,280
Six Flags, Inc. 9.625%, 6/01/14(d)	763	64,855

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	341

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	$1,610	$1,517,425
7.875%, 5/01/12	539	541,695
Station Casinos, Inc. 6.625%, 3/15/18(d)	3,610	126,350
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)	1,097	1,064,090
Universal City Development Partners 11.75%, 4/01/10	610	608,475
Universal City Florida Holding Co. 8.375%, 5/01/10	630	576,450
William Lyon Homes, Inc. 10.75%, 4/01/13	1,597	654,770
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	1,635	1,504,200

		29,419,967

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15	415	294,650

Consumer Cyclical - Retailers – 2.9%
Asbury Automotive Group, Inc. 8.00%, 3/15/14	550	492,250
Autonation, Inc. 2.509%, 4/15/13(c)	175	163,187
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14	1,195	737,912
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14	555	520,313
Couche-Tard US/Finance 7.50%, 12/15/13	1,006	1,006,000
Dollar General Corp. 10.625%, 7/15/15	510	566,100
GSC Holdings Corp. 8.00%, 10/01/12	790	799,875
Limited Brands, Inc. 5.25%, 11/01/14	1,028	929,410
6.90%, 7/15/17	845	771,160
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	960	868,583
5.90%, 12/01/16	1,495	1,317,838
Michaels Stores, Inc. 10.00%, 11/01/14	1,345	1,284,475
11.375%, 11/01/16	1,165	1,001,900
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(e)	604	450,263

342	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 6.875%, 8/15/13	$2,080	$1,560,000
9.50%, 6/15/17	445	320,400
Toys R US, Inc. 7.375%, 10/15/18	900	661,500

		13,451,166

Consumer Non - Cyclical – 5.7%
ACCO Brands Corp. 7.625%, 8/15/15	1,000	745,000
Aramark Corp. 8.50%, 2/01/15	1,710	1,658,700
Bausch & Lomb, Inc. 9.875%, 11/01/15	740	741,850
Biomet, Inc. 11.625%, 10/15/17	520	549,900
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15	1,775	1,464,375
Community Health Systems, Inc. 8.875%, 7/15/15	891	894,341
DaVita, Inc. 6.625%, 3/15/13	950	921,500
7.25%, 3/15/15	719	693,835
Dean Foods Co. 7.00%, 6/01/16	921	861,135
Del Monte Corp. 6.75%, 2/15/15	395	383,150
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14	520	499,200
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	2,825	2,740,250
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14	670	704,337
HCA, Inc. 6.375%, 1/15/15	1,948	1,704,500
6.50%, 2/15/16	1,520	1,322,400
6.75%, 7/15/13	1,150	1,069,500
9.625%, 11/15/16(e)	2,803	2,831,030
Healthsouth Corp. 10.75%, 6/15/16	980	1,036,350
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14	1,174	1,147,585
New Albertsons, Inc. 7.45%, 8/01/29	1,220	991,250
Select Medical Corp. 7.625%, 2/01/15	910	828,100
Stater Brothers Holdings 8.125%, 6/15/12	594	599,198

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	343

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Universal Hospital Services, Inc. 4.635%, 6/01/15(c)	$895	$724,950
Viant Holdings, Inc. 10.12%, 7/15/17(a)	567	532,980
Visant Corp. 7.625%, 10/01/12	883	887,415

		26,532,831

Energy – 5.0%
Chaparral Energy, Inc. 8.875%, 2/01/17	900	603,000
Chesapeake Energy Corp. 6.50%, 8/15/17	2,350	2,073,875
6.625%, 1/15/16	2,195	1,994,706
6.875%, 1/15/16	270	247,725
7.50%, 9/15/13	805	788,900
CIE Generale De Geophysique 7.50%, 5/15/15	1,285	1,220,750
7.75%, 5/15/17	195	184,275
Complete Production Services, Inc. 8.00%, 12/15/16	1,325	1,136,188
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13	1,510	1,087,200
Forest Oil Corp. 7.25%, 6/15/19	1,140	1,071,600
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)	1,425	1,314,562
Mariner Energy, Inc. 11.75%, 6/30/16	361	380,855
Newfield Exploration Co. 7.125%, 5/15/18	1,135	1,103,788
OPTI Canada, Inc. 8.25%, 12/15/14	2,088	1,357,200
PetroHawk Energy Corp. 9.125%, 7/15/13	1,706	1,731,590
Pioneer Natural Resources Co. 5.875%, 7/15/16	995	884,773
Plains Exploration & Production Co. 7.75%, 6/15/15	2,015	1,954,550
Pride International, Inc. 7.375%, 7/15/14	634	640,340
Range Resources Corp. 7.50%, 5/15/16	940	930,600
Southwestern Energy Co. 7.50%, 2/01/18(a)	1,025	1,031,406
Tesoro Corp. 6.25%, 11/01/12	680	649,400
6.50%, 6/01/17	760	668,800

		23,056,083

344	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 1.4%
Central European Distribution Corp. 8.00%, 7/25/12(a)	EUR	173	$240,294
Neenah Foundary Co. 9.50%, 1/01/17		$1,350	509,625
Noble Group Ltd. 6.625%, 3/17/15(a)		2,000	1,923,272
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		1,455	1,338,600
11.75%, 8/01/16		365	306,600
Sensus Metering Systems, Inc. 8.625%, 12/15/13		655	635,350
Trimas Corp. 9.875%, 6/15/12		985	884,038
Yioula Glassworks SA 9.00%, 12/01/15(a)	EUR	900	425,779

			6,263,558

Services – 1.9%
Expedia, Inc. 8.50%, 7/01/16(a)		$1,070	1,083,375
Realogy Corp. 10.50%, 4/15/14		895	532,525
12.375%, 4/15/15		2,505	1,014,525
Service Corp. International 6.75%, 4/01/16		2,925	2,749,500
The ServiceMaster Co. 10.75%, 7/15/15(a)(e)		1,760	1,566,400
Ticketmaster Entertainment, Inc. 10.75%, 8/01/12		685	657,600
Travelport LLC 9.875%, 9/01/14		535	453,413
West Corp. 9.50%, 10/15/14		750	691,875

			8,749,213

Technology – 4.2%
Amkor Technology, Inc. 9.25%, 6/01/16		2,210	2,265,250
Avago Technologies Finance 10.125%, 12/01/13(b)		755	788,975
Ceridian Corp. 11.25%, 11/15/15		450	382,500
Eastman Kodak Co. 7.25%, 11/15/13		450	352,125
First Data Corp. 9.875%, 9/24/15		3,556	3,040,380
11.25%, 3/31/16(a)		2,350	1,797,750

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	345

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Flextronics International Ltd. 6.50%, 5/15/13		$418	$400,235
Freescale Semiconductor, Inc. 8.875%, 12/15/14		3,130	2,112,750
10.125%, 12/15/16		2,200	1,221,000
Iron Mountain, Inc. 6.625%, 1/01/16		1,360	1,285,200
7.75%, 1/15/15		450	448,875
Lucent Technologies, Inc. 6.45%, 3/15/29		1,260	856,800
NXP BV / NXP Funding LLC 3.259%, 10/15/13(c)		1,000	620,000
9.50%, 10/15/15		920	478,400
Sanmina Corp. 8.125%, 3/01/16		500	431,250
Seagate Technology HDD Holding 6.375%, 10/01/11		553	544,705
Serena Software, Inc. 10.375%, 3/15/16		875	822,500
Sungard Data Systems, Inc. 9.125%, 8/15/13		1,012	1,001,880
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)		675	406,687

			19,257,262

Transportation - Airlines – 0.4%
AMR Corp. 9.00%, 8/01/12		1,570	706,500
Continental Airlines, Inc. 8.75%, 12/01/11		1,330	1,007,475
Series 2003-ERJ1 7.875%, 7/02/18		525	343,724

			2,057,699

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14		1,300	1,267,500

Transportation - Services – 0.5%
Avis Budget Car Rental 7.75%, 5/15/16		1,660	1,319,700
Hertz Corp. 8.875%, 1/01/14		1,145	1,096,338

			2,416,038

			251,516,519

Financial Institutions – 11.4%
Banking – 3.6%
ABN Amro Bank NV 4.31%, 3/10/16(h)	EUR	1,805	1,293,823
BOI Capital Funding No. 3 6.107%, 2/04/16(a)(h)		$4,903	1,863,140

346	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Commerzbank Capital Funding Trust I 5.012%, 4/12/16(h)	EUR	1,300	$596,377
Dexia Credit Local 4.30%, 11/18/15(h)		1,750	1,179,136
HBOS Capital Funding LP 4.939%, 5/23/16(h)		458	242,938
6.071%, 6/30/14(a)(h)		$2,700	1,161,000
HBOS Euro Finance LP 7.627%, 12/09/11(h)	EUR	782	515,694
HT1 Funding GmbH 6.352%, 6/30/17(h)		2,600	1,772,769
KBC Bank Funding Trust III 9.86%, 11/02/09(a)(h)		$2,406	1,320,293
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(h)		1,700	731,000
6.657%, 5/21/37(a)(h)		4,525	1,945,750
Northern Rock PLC 5.60%, 4/30/14(a)(h)		3,620	352,950
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(h)		2,715	1,330,350
7.64%, 9/29/17(h)		4,100	1,804,000
Zions Bancorporation 5.50%, 11/16/15		665	505,400
6.00%, 9/15/15		220	158,688

			16,773,308

Brokerage – 0.5%
E*Trade Financial Corp. 7.375%, 9/15/13		1,925	1,650,687
Nuveen Investments, Inc. 10.50%, 11/15/15(a)		900	675,000

			2,325,687

Finance – 4.3%
American General Finance Corp. 6.90%, 12/15/17		1,930	1,191,711
Series I 4.875%, 7/15/12		1,700	1,194,236
Capmark Financial Group, Inc. 7.875%, 5/10/12		3,666	751,273
CIT Group, Inc. 5.125%, 9/30/14		2,450	1,377,797
5.40%, 1/30/16		4,780	2,686,422
6.10%, 3/15/67(h)		3,465	346,500
7.625%, 11/30/12		2,980	1,688,370
GMAC LLC 6.75%, 12/01/14(a)		1,657	1,358,740
6.875%, 9/15/11(a)		2,435	2,246,288
8.00%, 11/01/31(a)		1,332	1,028,970

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	347

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

iStar Financial, Inc. 10.00%, 6/15/14(a)	$1,500	$1,072,500
Series B 5.125%, 4/01/11	2,325	1,255,500
Residential Capital LLC 8.375%, 6/30/10(b)	1,625	1,048,125
9.625%, 5/15/15	4,195	2,768,700

		20,015,132

Insurance – 2.3%
AGFC Capital Trust I 6.00%, 1/15/67(a)(h)	5,600	1,876,000
American International Group, Inc. 6.25%, 3/15/37	2,711	1,111,510
8.175%, 5/15/38(h)	2,325	1,092,750
Crum & Forster Holdings Corp. 7.75%, 5/01/17	760	687,800
Genworth Financial, Inc. 6.15%, 11/15/66(h)	3,265	1,665,150
ING Capital Funding Trust III 8.439%, 12/31/10(h)	1,794	1,022,580
ING Groep NV 5.775%, 12/08/15(h)	1,291	716,505
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	1,645	1,151,500
MBIA Insurance Corp. 14.00%, 1/15/33(a)(h)	3,315	1,342,575

		10,666,370

Other Finance – 0.4%
Aiful Corp. 6.00%, 12/12/11(a)	3,641	1,529,220
iPayment, Inc. 9.75%, 5/15/14	675	435,375

		1,964,595

REITS – 0.3%
AMR Real Estate PTR/FIN 7.125%, 2/15/13	1,200	1,140,000

		52,885,092

Utility – 5.7%
Electric – 4.4%
The AES Corp. 7.75%, 3/01/14	1,430	1,392,463
8.00%, 10/15/17	1,240	1,187,300
8.75%, 5/15/13(a)	140	142,100
Dynegy Holdings, Inc. 7.75%, 6/01/19	2,360	1,675,600
8.375%, 5/01/16	980	793,800

348	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10	$183	$179,264
Series B 7.67%, 11/08/16	1,222	1,093,690
Edison Mission Energy 7.00%, 5/15/17	2,340	1,787,175
7.50%, 6/15/13	360	320,400
7.75%, 6/15/16	1,695	1,381,425
Energy Future Holdings Corp. 10.875%, 11/01/17	1,545	1,104,675
Mirant Americas Generation LLC 8.50%, 10/01/21	2,325	1,918,125
NRG Energy, Inc. 7.25%, 2/01/14	420	408,450
7.375%, 2/01/16-1/15/17	1,705	1,628,025
RRI Energy, Inc. 7.625%, 6/15/14	765	699,975
7.875%, 6/15/17	840	745,500
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15	2,151	1,425,037
TXU Corp. Series P 5.55%, 11/15/14	1,957	1,258,052
Series Q 6.50%, 11/15/24	3,106	1,479,583

		20,620,639

Natural Gas – 1.3%
El Paso Corp. Series G 7.375%, 12/15/12	745	755,561
7.75%, 1/15/32	855	761,341
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(h)	2,535	2,199,112
Kinder Morgan Finance Co. 5.70%, 1/05/16	1,135	1,038,525
Regency Energy Partners 8.375%, 12/15/13	1,089	1,069,943

		5,824,482

		26,445,121

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)	15,660	15,425,100

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	349

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)		$3,881	$4,026,513

			19,451,613

Total Corporates - Non-Investment Grades (cost $394,431,590)			350,298,345

CORPORATES - INVESTMENT GRADES – 13.6%
Financial Institutions – 6.6%
Banking – 4.1%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	1,091,485
American Express Co. 6.80%, 9/01/66(h)		$900	702,000
Barclays Bank PLC 4.75%, 3/15/20(h)	EUR	1,820	1,435,033
5.926%, 12/15/16(a)(h)		$1,800	1,242,000
BBVA International Preferred SA Unipersonal 3.798%, 9/22/15(h)	EUR	1,300	1,285,938
5.919%, 4/18/17(h)		$640	430,080
The Bear Stearns Co., Inc. 5.55%, 1/22/17		935	945,625
Capital One Financial Corp. 6.75%, 9/15/17		663	665,492
Citigroup, Inc. 5.50%, 4/11/13		400	398,140
Countrywide Financial Corp. 5.80%, 6/07/12		515	534,362
6.25%, 5/15/16		1,221	1,184,459
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		56	56,543
Credit Agricole SA 6.637%, 5/31/17(a)(h)		1,800	1,188,000
Fifth Third Bancorp 6.25%, 5/01/13		475	483,336
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(a)(h)		2,800	1,330,000
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		2,065	1,932,685
National Capital Trust II 5.486%, 3/23/15(a)(h)		647	465,840
Rabobank Nederland 11.00%, 6/30/19(a)(h)		125	147,656

350	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Societe Generale 4.196%, 1/26/15(h)	EUR	1,350	$1,316,044
Swedbank 5.75%, 3/17/16(h)	GBP	1,350	1,141,543
UBS AG/Jersey 4.28%, 4/15/15(h)	EUR	1,600	1,390,018

			19,366,279

Finance – 1.1%
International Lease Finance Corp. 6.375%, 3/25/13		$3,465	2,718,937
SLM Corp. 5.125%, 8/27/12		255	200,175
Series A 4.50%, 7/26/10		845	808,432
5.00%, 10/01/13		1,750	1,282,352

			5,009,896

Insurance – 1.4%
Assured Guaranty US Holdings Series A 6.40%, 12/15/66		952	514,080
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	404,375
MetLife, Inc. 10.75%, 8/01/39		695	782,069
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,063,498
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24(h)	AUD	1,000	620,172
XL Capital Finance Europe PLC 6.50%, 1/15/12		$1,800	1,801,975
XL Capital Ltd. Series E 6.50%, 4/15/17(h)		2,100	1,239,000

			6,425,169

			30,801,344

Industrial – 4.7%
Basic – 1.2%
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,081	1,094,184
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,235	1,287,488
The Mosaic Co. 7.625%, 12/01/16(a)(b)		1,875	1,931,250
Weyerhaeuser Co. 7.375%, 3/15/32		1,385	1,165,160

			5,478,082

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	351

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Allied Waste North America, Inc. 6.375%, 4/15/11	$503	$523,258
Series B 7.125%, 5/15/16	1,053	1,095,120
Tyco International Finance SA 8.50%, 1/15/19	700	845,134

		2,463,512

Communications - Media – 0.2%
DirecTV Holdings LLC 6.375%, 6/15/15	811	821,138

Communications - Telecommunications – 0.9%
Alltel Corp. 7.875%, 7/01/32	750	919,825
Embarq Corp. 6.738%, 6/01/13	715	764,684
Qwest Corp. 6.50%, 6/01/17	770	708,400
6.875%, 9/15/33	2,240	1,747,200

		4,140,109

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15	1,443	1,318,179

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.302%, 6/01/37(h)	1,000	790,000

Consumer Non - Cyclical – 0.7%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	580	603,423
Coventry Health Care, Inc. 5.875%, 1/15/12	683	682,765
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13	1,245	1,328,554
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	832	782,080

		3,396,822

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15	856	867,245

352	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 0.5%
Computer Sciences Corp. 5.50%, 3/15/13	$600	$630,276
Motorola, Inc. 7.50%, 5/15/25	1,470	1,266,092
Xerox Corp. 6.40%, 3/15/16	535	546,369

		2,442,737

		21,717,824

Utility – 1.9%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11	570	605,744
8.25%, 4/15/12(a)(b)	830	899,857
Aquila, Inc. 11.875%, 7/01/12(b)	596	676,460
Oncor Electric Delivery Co. 5.95%, 9/01/13	490	529,834
6.80%, 9/01/18	1,140	1,295,949
Sierra Pacific Power Co. Series M 6.00%, 5/15/16	440	457,114
Teco Finance, Inc. 6.572%, 11/01/17	500	502,163
7.00%, 5/01/12	722	762,468

		5,729,589

Natural Gas – 0.7%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	570	598,702
Williams Co., Inc. 7.625%, 7/15/19	689	747,289
7.875%, 9/01/21	1,634	1,769,351

		3,115,342

		8,844,931

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)	1,625	1,699,149

Total Corporates - Investment Grades (cost $59,558,767)		63,063,248

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	353

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.8%
Industrial – 1.8%
Basic – 0.3%
Evraz Group SA 8.25%, 11/10/15(a)		$1,369	$1,194,452
8.875%, 4/24/13(a)		200	182,750

			1,377,202

Consumer Cyclical - Other – 0.6%
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,385	2,116,688
8.75%, 2/02/11		846	837,540

			2,954,228

Consumer Cyclical - Retailers – 0.3%
Edcon Holdings Proprietary Ltd. 6.777%, 6/15/15(a)(c)	EUR	1,800	1,432,166

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)		$1,128	1,439,219

Other Industrial – 0.3%
New Reclamation Group 8.125%, 2/01/13(a)		689	661,483
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	535,449

			1,196,932

Total Emerging Markets - Corporate Bonds (cost $7,694,003)			8,399,747

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.02%, 6/15/38		2,375	1,898,332
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-C1, Class A4 5.716%, 2/15/51		1,100	804,407
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,545,820
Series 2007-LD11, Class A4 6.006%, 6/15/49		2,000	1,691,531

354	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, 11/15/38	$1,875	$1,652,297

Total Commercial Mortgage-Backed Securities (cost $8,356,163)		7,592,387

BANK LOANS – 1.6%
Industrial – 1.4%
Basic – 0.5%
Lyondell Chemical Company 3.77%, 12/20/13(c)	1,085	523,509
4.02%, 12/22/14(c)	657	317,128
7.00%, 12/22/14(c)	2,852	1,376,106

		2,216,743

Consumer Cyclical - Other – 0.4%
Las Vegas Sands LLC 2.09%, 5/23/14(c)	2,043	1,591,287
2.09%, 5/23/14(c)	413	321,505

		1,912,792

Energy – 0.5%
Ashmore Energy International 3.26%, 3/30/12(c)	250	223,431
3.60%, 3/30/14(c)	2,174	1,945,763

		2,169,194

		6,298,729

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 13.00%, 1/20/12(c)	1,080	1,126,127

Total Bank Loans (cost $5,009,884)		7,424,856

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)	1,650	1,604,625
9.125%, 7/02/18(a)	950	915,562

		2,520,187

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	2,030	1,821,925

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	355

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17	$2,250	$1,237,500

Total Quasi-Sovereigns (cost $4,693,168)		5,579,612

EMERGING MARKETS - SOVEREIGNS – 0.6%
Argentina – 0.3%
Argentina Bonos 7.00%, 10/03/15	2,100	1,255,450

Ukraine – 0.3%
Government of Ukraine 6.75%, 11/14/17(a)	930	762,693
6.875%, 3/04/11(a)	700	659,750

		1,422,443

Total Emerging Markets - Sovereigns (cost $2,409,439)		2,677,893

	Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
Preferred Blocker, Inc. 7.00%(a)	1,687	784,824

REITS – 0.1%
Sovereign REIT 12.00%(a)	624	561,600

		1,346,424

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(h)	36,525	78,164
Federal National Mortgage Association 8.25%(h)	54,625	109,250

		187,414

Total Preferred Stocks (cost $3,520,973)		1,533,838

356	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 0.3%
Non-Agency Floating Rate – 0.3%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 6.172%, 11/25/37 (cost $1,176,273)	$1,924	$1,210,898

	Contracts(j)
OPTIONS PURCHASED - PUTS – 0.1%
PUT 100 S&P 500 Index Expiration: Sep `09, Exercise Price: $840.00(i)	232	13,920
Expiration: Sep `09, Exercise Price: $750.00(i)	650	16,250
Expiration: Dec `09, Exercise Price: $850.00(i)	320	480,000

Total Options Purchased - Puts (cost $1,973,206)		510,170

	Shares
COMMON STOCK – 0.0%
Broder Brothers Co.(i) (cost $0)	28,873	0

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(k) (cost $4,607,543)	4,607,543	4,607,543

Total Investments – 97.7% (cost $493,431,015)		452,898,537
Other assets less liabilities – 2.3%		10,501,001

Net Assets – 100.0%		$463,399,538

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	357

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2009	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Morgan Stanley Capital Services Inc.: Residential Capital, LLC 6.50%, 4/17/13, 6/30/10*	(5.00)	37.524	1,625	336,743	(337,513)	(770)
XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	2.474	1,260	(89,303)	(107,719)	(197,022)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Euro settling 9/10/09	1,384	$1,994,217	$1,984,572	$(9,645)

Sale Contracts:
British Pound settling 11/09/09	575	948,031	935,676	12,355
Euro settling 9/10/09	7,862	10,943,045	11,270,663	(327,618)
Euro settling 9/10/09	326	458,189	468,020	(9,831)
Euro settling 9/10/09	757	1,054,638	1,084,996	(30,358)
Euro settling 9/10/09	489	694,769	700,936	(6,167)
Euro settling 9/10/09	2,430	3,457,305	3,483,040	(25,735)
Euro settling 9/10/09	921	1,324,867	1,320,118	4,749
Euro settling 9/10/09	284	409,262	407,710	1,552
Euro settling 9/10/09	61	87,409	87,168	241
Euro settling 9/10/09	62	89,114	89,369	(255)
Euro settling 9/10/09	297	423,196	426,292	(3,096)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $108,220,218 or 23.4% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2009.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.03% of net assets as of August 31, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co.
12.00%, 10/15/13	8/05/2005	$604,202	$117,342	0.03%

358	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

(h)	Variable rate coupon, rate shown as of August 31, 2009.

(i)	Non-income producing security.

(j)	One contract relates to 100 shares.

(k)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– Euro Dollar
GBP	– Great British Pound

Glossary:

CMBS	– Commercial Mortgage-Backed Securities
LP	– Limited Partnership
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	359

High-Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy will pursue its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset

1	It should be noted that the information in the fee evaluation was completed on July 23, 2009 and presented to the Board of Directors on August 4-6, 2009.

2	Future references to the Strategies do not include “AllianceBernstein.”

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

360	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Boards of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55% 0.60% 0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Global Real Estate Investment Portfolio will be considered to be invested in equity investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	361

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In Excess of $5 billion
2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
2010, 2015, 2020	0.60%	0.50%	0.45%
2000, 2005	0.55%	0.45%	0.40%

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios, in which the Strategies invest, although there are other expenses at the Pooling Portfolio level of approximately 0.04% of the Strategies’ average net assets, estimated for the six month period ended February 28, 2009.

The Strategies’ net assets on June 30, 2009 are set forth below:

Strategy	06/30/09 Net Assets ($millions)
2000 Retirement Strategy	$24.2
2005 Retirement Strategy	$40.7
2010 Retirement Strategy	$155.9
2015 Retirement Strategy	$259.1
2020 Retirement Strategy	$310.9
2025 Retirement Strategy	$252.2
2030 Retirement Strategy	$220.1
2035 Retirement Strategy	$151.1
2040 Retirement Strategy	$128.2
2045 Retirement Strategy	$78.0
2050 Retirement Strategy	$8.6
2055 Retirement Strategy	$2.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, in dollars and as a percentage of average daily net assets, which the Adviser was entitled to receive (before expense caps) from the Strategies but waved the amounts in their entirety during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy	$81,500	0.45%
2005 Retirement Strategy	$81,500	0.22%
2010 Retirement Strategy	$81,500	0.05%
2015 Retirement Strategy	$81,500	0.04%
2020 Retirement Strategy	$81,500	0.03%
2025 Retirement Strategy	$81,500	0.04%

362	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Amount	As a % of Average Daily Net Assets
2030 Retirement Strategy	$81,500	0.05%
2035 Retirement Strategy	$81,500	0.07%
2040 Retirement Strategy	$81,500	0.10%
2045 Retirement Strategy	$81,500	0.16%
2050 Retirement Strategy	$81,500	7.91%
2055 Retirement Strategy	$81,500	20.77%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year, August 31, upon at least 60 days written notice. The expense cap shown below includes the blended expense ratios of the Pooling Portfolios (i.e., the Retirement Strategies’ underlying expense ratios). For the six months ended February 28, 2009 and the fiscal year ended August 31, 2008, each of the 2000-2055 Retirement Strategies had an estimated blended expense ratio related to the Pooling Portfolios of 0.04%. Also set forth below are the Retirement Strategies’ gross expense ratios as of February 28, 2009:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio 02/28/09[5]	Fiscal Year End
2000 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.86% 1.56% 1.56% 1.06% 0.81% 0.56% 0.56%	2.80% 3.57% 3.52% 3.05% 2.72% 2.37% 2.51%	August 31

2005 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.92% 1.62% 1.62% 1.12% 0.87% 0.62% 0.62%	1.73% 2.46% 2.45% 2.16% 1.85% 1.50% 1.42%	August 31

2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94% 1.64% 1.64% 1.14% 0.89% 0.64% 0.64%	1.33% 2.07% 2.05% 1.64% 1.33% 0.95% 1.04%	August 31

5	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	363

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio 02/28/09[5]	Fiscal Year End
2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98% 1.68% 1.68% 1.18% 0.93% 0.68% 0.68%	1.25% 1.97% 1.98% 1.56% 1.25% 0.86% 0.95%	August 31

2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	1.24% 1.97% 1.97% 1.54% 1.23% 0.88% 0.94%	August 31

2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04% 1.74% 1.74% 1.24% 0.99% 0.74% 0.74%	1.34% 2.10% 2.09% 1.62% 1.31% 0.98% 1.05%	August 31

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.40% 2.15% 2.14% 1.65% 1.34% 0.99% 1.11%	August 31

2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.52% 2.26% 2.25% 1.76% 1.45% 1.10% 1.22%	August 31

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.64% 2.38% 2.41% 1.83% 1.52% 1.16% 1.35%	August 31

5	Annualized.

364	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio 02/28/09[5]	Fiscal Year End
2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.92% 2.73% 2.67% 2.10% 1.79% 1.44% 1.63%	August 31

2050 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	10.26% 11.29% 11.06% 9.26% 8.96% 8.97% 9.91%	August 31

2055 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	27.61% 30.10% 29.89% 25.55% 26.33% 26.16% 29.69%	August 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for a portion of their expenses by the Strategies. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial

5	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	365

risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Strategies. In addition to the AllianceBernstein Institutional fee schedule, set forth below is a comparison of the advisory fees of the Retirement Strategies and what would have been the effective advisory fees of the Strategies had the AllianceBernstein Institutional fee schedule been applicable to the Strategies based on June 30, 2009 net assets:6

AB Institutional Fee Schedule	Strategy	Net Assets 06/30/09 ($MM)		AB Inst. Fee (%)		Advisory Fee (%)[7]

Target Date—All Active

75 bp on 1st $25 million

60 bp on next $25 million

50 bp on next $50 million

40 bp on next $100 million

35 bp on the balance

+Other operating expenses (capped)

Minimum Account Size:

$100M or plan assets of $500M

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

		$ $ $ $ $ $ $ $ $ $ $ $	24.2 40.7 155.9 259.1 310.9 252.2 220.1 151.1 128.2 78.0 8.6 2.1	0.750 0.692 0.520 0.461 0.442 0.464 0.481 0.524 0.546 0.612 0.750 0.750	% % % % % % % % % % % %	0.550 0.550 0.600 0.600 0.600 0.650 0.650 0.650 0.650 0.650 0.650 0.650	% % % % % % % % % % % %

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

366	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the subject Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. It should be noted that, at the request of the Senior Officer and the Adviser, Lipper included only front-end load funds in consideration of the EGs of the Retirement Strategies.

Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. Similarly, the 2050 and 2055 Retirement Strategies are classified as mixed asset target 2050+ funds, resulting in identical peer groups of those Strategies. As a result, the peers of these expense groups are the same for the Strategies.

The original EG for 2015-2055 Retirement Strategies had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EG of the Strategies to include other mixed asset funds in addition to their respective mixed asset target date.

8	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The management fee is calculated by Lipper using the Strategy’s management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	367

Strategy	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy	0.550	0.681	2/10
2005 Retirement Strategy	0.550	0.681	2/10
2010 Retirement Strategy	0.600	0.681	4/10
2015 Retirement Strategy	0.600	0.727	2/10
2020 Retirement Strategy	0.600	0.724	2/10
2025 Retirement Strategy	0.650	0.745	2/10
2030 Retirement Strategy	0.650	0.752	2/10
2035 Retirement Strategy	0.650	0.755	2/10
2040 Retirement Strategy	0.650	0.753	3/10
2045 Retirement Strategy	0.650	0.768	3/10
2050 Retirement Strategy	0.650	0.748	3/10
2055 Retirement Strategy	0.650	0.748	3/10

Set forth below is a comparison of the Retirement Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown. As previously mentioned, the Strategies’ expense caps were reduced on March 1, 2007. It should be noted that Lipper intentionally omitted the Lipper Expense Universe (“EU”) due to the limited number of fund complexes that offer mixed-asset target maturity funds.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Strategies’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

10	The contractual management fee does not reflect any expense reimbursements made by the Retirement Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. Note that the Adviser waived such reimbursements that it was entitled to receive from the Strategies. In addition, the contractual management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

368	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Total Expense Ratio (%)[12]	Lipper Exp. Group Median (%)[13]	Lipper Group Rank
2000 Retirement Strategy	0.856	1.076	1/10
2005 Retirement Strategy	0.919	1.076	2/10
2010 Retirement Strategy	0.940	1.076	3/10
2015 Retirement Strategy	0.981	1.212	2/10
2020 Retirement Strategy	1.017	1.212	3/10
2025 Retirement Strategy	1.039	1.267	2/10
2030 Retirement Strategy	1.058	1.267	2/10
2035 Retirement Strategy	1.063	1.272	2/10
2040 Retirement Strategy	1.063	1.272	3/10
2045 Retirement Strategy	1.058	1.283	3/10
2050 Retirement Strategy	1.059	1.261	3/10
2055 Retirement Strategy	1.058	1.261	3/10

Based on the information provided, the contractual management fees and the total expense ratios of the Retirement Strategies are lower than their respective EG medians. In addition to Lipper’s expense comparisons, the fee evaluation presented the Strategies’ monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009.14

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Retirement Strategies. See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Retirement Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s overall profitability pertaining to the Retirement Strategies in the aggregate was negative in 2008.

In addition to the Adviser’s future direct profits from managing the Retirement Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and may benefit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Retirement Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from

12	The total expense ratios (inclusive of the Strategies’ underlying expenses) shown are for the Retirement Strategies’ Class A shares.

13	Peer total expense ratios are also inclusive of their respective underlying expenses.

14	Unaudited information on the Strategies’ advisory fee and total expense ratio monthly run rates was provided by the Adviser.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	369

earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), the Strategies’ distribution and affiliate of the Adviser, retained the following front-end load sales charges from sales of Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$212
2005 Retirement Strategy	$490
2010 Retirement Strategy	$2,103
2015 Retirement Strategy	$3,400
2020 Retirement Strategy	$2,887
2025 Retirement Strategy	$4,120
2030 Retirement Strategy	$4,156
2035 Retirement Strategy	$2,931
2040 Retirement Strategy	$1,730
2045 Retirement Strategy	$1,187
2050 Retirement Strategy	$40
2055 Retirement Strategy	$160

ABI received the following Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$58,685	$1,661
2005 Retirement Strategy	$122,232	$6,652
2010 Retirement Strategy	$416,581	$5,096
2015 Retirement Strategy	$603,315	$7,628
2020 Retirement Strategy	$755,276	$5,627
2025 Retirement Strategy	$628,907	$6,153
2030 Retirement Strategy	$510,859	$7,106
2035 Retirement Strategy	$324,277	$4,060
2040 Retirement Strategy	$251,387	$2,956
2045 Retirement Strategy	$150,051	$6,593
2050 Retirement Strategy	$3,011	$0
2055 Retirement Strategy	$1,343	$0

The Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).

370	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

Strategy	ABIS Fee	Expense Offset[15]
2000 Retirement Strategy	$31,488	$195
2005 Retirement Strategy	$44,194	$271
2010 Retirement Strategy	$116,291	$560
2015 Retirement Strategy	$260,452	$856
2020 Retirement Strategy	$334,776	$1,024
2025 Retirement Strategy	$287,653	$1,021
2030 Retirement Strategy	$235,220	$932
2035 Retirement Strategy	$161,415	$909
2040 Retirement Strategy	$134,220	$823
2045 Retirement Strategy	$91,520	$770
2050 Retirement Strategy	$18,270	$50
2055 Retirement Strategy	$18,258	$43

There are no portfolio transactions for the Retirement Strategies since they pursue their investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” During the Pooling Portfolios’ most recently completed fiscal year, only Pooling Portfolio—International Value Portfolio effected brokerage transactions or paid commissions to SCB. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	371

fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $447 billion as of June 30, 2009 the Adviser has the investment experience to manage the Strategies and to provide the non-investment services to the Strategies.

17	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

372	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The information prepared by Lipper shows the 1 and 3 year performance return19 and ranking of each Strategy relative to its Lipper Performance Group (“PG”)20 and Lipper Performance Universe (“PU”)21 for the periods ended April 30, 2009.22

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	-22.98	-21.75	-22.55	7/10	17/32
3 year	-5.13	-4.99	-5.11	4/6	10/18

2005 Retirement Strategy
1 year	-26.57	-21.75	-22.55	9/10	26/32
3 year	-6.89	-5.16	-5.11	6/6	16/18

2010 Retirement Strategy
1 year	-30.09	-21.75	-22.55	10/10	29/32
3 year	-8.40	-5.16	-5.11	6/6	17/18

2015 Retirement Strategy
1 year	-32.59	-24.70	-24.88	5/5	20/23
3 year	-9.70	-7.80	-5.89	2/2	12/13

2020 Retirement Strategy
1 year	-35.29	-27.97	-27.10	9/9	27/29
3 year	-11.16	-8.14	-7.38	5/5	15/15

2025 Retirement Strategy
1 year	-37.24	-31.45	-30.97	5/5	14/15
3 year	-12.13	-10.38	-10.38	3/3	7/7

2030 Retirement Strategy
1 year	-37.86	-35.45	-32.20	8/9	24/27
3 year	-12.47	-10.90	-10.62	5/5	14/14

2035 Retirement Strategy
1 year	-38.42	-36.10	-33.74	4/4	14/14
3 year	-12.98	-11.76	-11.43	3/3	6/6

19	The performance returns of the Strategies shown were provided by the Adviser. Lipper maintains its own database for performance of the Strategies. Rounding differences may cause the Adviser’s performance returns for the Strategies to be one or two basis points different from Lipper’s own returns. To maintain consistency, the Adviser’s returns for the Strategies are shown instead of Lipper’s.

20	Each Strategy’s PG is identical to the respective Strategy’s EG with the exception of 2025 Retirement Strategy.

21	The PU for each Strategy includes the Strategy and all funds of the same Lipper classification/objective and load type as the Strategy. In contrast to the PG, the PU allows for the inclusion of multiple funds managed by the same investment adviser.

22	As previously mentioned, Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. As a result, the peer groups of those Strategies are identical. Similarly, the 2050 and 2055 Retirement Strategies are classified as mixed asset target 2050+ funds.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	373

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2040 Retirement Strategy
1 year	-38.32	-36.90	-35.08	8/9	24/26
3 year	-12.82	-11.69	-11.58	5/5	12/12

2045 Retirement Strategy
1 year	-38.62	-36.50	-35.26	5/5	13/13
3 year	-13.18	-12.91	-13.06	2/2	3/3

2050 Retirement Strategy
1 year	-36.94	-35.27	-35.93	5/6	12/17

2055 Retirement Strategy
1 year	-38.40	-35.27	-35.93	5/6	12/17

The table below shows the 1 and 3 year and since inception performance returns of the Strategies (in bold) versus their composite benchmarks.23

	Periods Ending April 30, 2009 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	Since Inception (%)[24]
2000 Retirement Strategy	-22.98	-5.13	-2.11
Composite Index	-20.07	-2.92	-0.50
Inception Date: September 1, 2005

2005 Retirement Strategy	-26.57	-6.89	-3.36
Composite Index	-24.47	-4.83	-1.77
Inception Date: September 1, 2005

2010 Retirement Strategy	-30.09	-8.40	-4.37
Composite Index	-28.15	-6.54	-2.95
Inception Date: September 1, 2005

2015 Retirement Strategy	-32.59	-9.70	-5.13
Composite Index	-30.61	-7.74	-3.71
Inception Date: September 1, 2005

23	The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for real estate investment trusts (REITs), FTSE EPRA/NAREIT Developed Index, for intermediate bonds, Barclays Capital (BC) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, BC 1-10 Year TIPS Index; for high yield bonds, BC High Yield (2% constrained) Index.

24	The Adviser provided Retirement Strategy and benchmark performance return information for periods through April 30, 2009.

374	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

	Periods Ending April 30, 2009 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	Since Inception (%)[24]
2020 Retirement Strategy	-35.29	-11.16	-6.07
Composite Index	-33.03	-8.95	-4.50
Inception Date: September 1, 2005

2025 Retirement Strategy	-37.24	-12.13	-6.22
Composite Index	-34.90	-9.91	-5.08
Inception Date: September 1, 2005

2030 Retirement Strategy	-37.86	-12.47	-6.85
Composite Index	-35.64	-10.28	-5.23
Inception Date: September 1, 2005

2035 Retirement Strategy	-38.42	-12.98	-7.05
Composite Index	-36.28	-10.61	-5.49
Inception Date: September 1, 2005

2040 Retirement Strategy	-38.32	-12.81	-6.74
Composite Index	-36.28	-10.61	-5.49
Inception Date: September 1, 2005

2045 Retirement Strategy	-38.62	-13.18	-6.92
Composite Index	-36.28	-10.61	-5.49
Inception Date: September 1, 2005

2050 Retirement Strategy	-36.94	N/A	-23.52
Composite Index	-36.28	N/A	-24.27
Inception Date: June 29, 2007

2055 Retirement Strategy	-38.40	N/A	-24.27
Composite Index	-36.28	N/A	-24.27
Inception Date: June 29, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

24	The Adviser provided Retirement Strategy and benchmark performance return information for periods through April 30, 2009.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	375

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

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Taxable Bond Funds

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National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

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AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

376	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0809

ANNUAL REPORT

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio

August 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 15, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds US Large Cap Portfolio (the “Fund”) for the annual reporting period ended August 31, 2009. The Fund invests in the AllianceBernstein Pooling Portfolios and both the Fund’s and the Pooling Portfolios’ investment adviser (the “Adviser”) is AllianceBernstein L.P.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, AllianceBernstein US Value Portfolio and AllianceBernstein US Large Cap Growth Portfolio of the AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund’s investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation. Performance for each of the Underlying Portfolios compared to its benchmark, plus additional performance, may be found on page 8.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (S&P) 500 Stock Index, for the six- and 12-month periods ended August 31, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period ended August 31, 2009, while underperforming for the 12-month period ended August 31, 2009. Performance was mixed for the two time frames. The growth portfolio (the US Large Cap Growth Underlying Portfolio) outpaced the value portfolio (the US Value Underlying Portfolio) and the S&P 500 Stock Index over the 12-month period, while the value portfolio exceeded returns generated by both the S&P 500 Stock Index and the growth portfolio in the more recent six-month period. The US Large Cap Growth Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the six-month period, but outperformed for the 12-month period. The US Value Portfolio outperformed its benchmark, the Russell 1000 Value Index, for both the six- and 12-month periods. The Fund, the Underlying Portfolios and the benchmarks posted negative returns for the 12-month period.

For the 12-month period, the largest detractor from relative performance was stock selection in the telecommunications, consumer staples and information technology sectors. Partially offsetting these factors were positive stock exposures in the health

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	1

care, energy and consumer discretionary sectors.

The largest contributor to the Fund’s relative performance during the six-month period was stock selection in the technology, energy and consumer discretionary sectors, while primary detractors included an overweight in the health care sector, and stock selection within financial services.

In both periods, a modest overweight in materials stocks also detracted from returns. Conversely, positive stock selection in the energy sector proved additive to performance over both time frames, measurably offsetting other sectors where stock selection hindered performance. There was no leverage in the Fund during either period.

Market Review and Investment Strategy

The US equity market experienced a significant downturn in the fourth quarter of 2008, with the severe credit crisis in full force. Not only did this create significant stress for the financial system, it led investors to seek refuge in those assets they deemed safest. Through the end of February 2009, all industry sectors were down, with financials and cyclicals leading the retreat. Sectors seen as least vulnerable to an economic downturn, such as consumer staples and telecommunications, did best. However, beginning in early March, the markets underwent a swift recovery, pushing all sectors higher. In a reversal from previous months, cyclical groups such as financials, materials and industrials led the advance. Traditionally defensive sectors such as utilities and telecommunications lagged. By design, the Fund’s blended portfolio is structured to capture the research-driven stock selections of both the growth and value teams, while mitigating the broad risks such as industry sector deviations from the market. As equity markets advanced from their lows and risk appetites increased, the Fund rose and outperformed the S&P 500 Stock Index.

Despite the market’s powerful advance, both the Fund’s growth and value teams have been finding attractive investment opportunities. The Fund’s Blend Strategies Team (the “Team”) is positioning the Fund to capture these attractive stocks, and believes that the Fund may continue to perform well as the equity markets normalize. The growth team continues to aim for a balance between owning resilient companies capable of navigating tough economic environments and those more likely to outperform, as anxiety abates and conditions begin to improve.

Meanwhile, the value team strives to exploit substantial mispricings driven by heightened risk aversion, while purchasing many high-quality companies it considers able to withstand sustained economic pressure.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Because the Fund allocates its investments between “growth” and “value” stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds US Large Cap Portfolio
Class A	41.00%	-18.45%

Class B*	40.43%	-19.07%

Class C	40.36%	-19.05%

Advisor Class†	41.34%	-18.19%

Class R†	40.77%	-18.66%

Class K†	41.11%	-18.41%

Class I†	41.18%	-18.16%

S&P 500 Stock Index	40.52%	-18.25%

* Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/15/02* TO 8/31/09

*Since inception of the Fund’s Class A shares on 7/15/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds US Large Cap Portfolio Class A shares (from 7/15/02* to 8/31/09) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-18.45%	-21.90%
5 Years	-0.90%	-1.77%
Since Inception*	1.55%	0.94%

Class B Shares
1 Year	-19.07%	-22.01%
5 Years	-1.62%	-1.62%
Since Inception*	0.83%	0.83%

Class C Shares
1 Year	-19.05%	-19.79%
5 Years	-1.60%	-1.60%
Since Inception*	0.84%	0.84%

Advisor Class Shares†
1 Year	-18.19%	-18.19%
5 Years	-0.59%	-0.59%
Since Inception*	1.87%	1.87%

Class R Shares†
1 Year	-18.66%	-18.66%
5 Years	-1.12%	-1.12%
Since Inception*	-1.98%	-1.98%

Class K Shares†
1 Year	-18.41%	-18.41%
Since Inception*	-2.93%	-2.93%

Class I Shares†
1 Year	-18.16%	-18.16%
Since Inception*	-2.60%	-2.60%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.44%, 2.18%, 2.15%, 1.11%, 1.64%, 1.45% and 1.03% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-8.42%
5 Years	-1.30%
Since Inception*	1.54%

Class B Shares
1 Year	-8.53%
5 Years	-1.18%
Since Inception*	1.41%

Class C Shares
1 Year	-5.94%
5 Years	-1.16%
Since Inception*	1.43%

Advisor Class Shares†
1 Year	-4.13%
5 Years	-0.14%
Since Inception*	2.45%

Class R Shares†
1 Year	-4.58%
5 Years	-0.68%
Since Inception*	-1.20%

Class K Shares†
1 Year	-4.36%
Since Inception*	-1.98%

Class I Shares†
1 Year	-4.07%
Since Inception*	-1.63%

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	7

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	46.53%	-19.36%

Russell 1000 Value Index	44.21%	-20.27%

AllianceBernstein US Large Cap Growth Portfolio	37.54%	-15.41%

Russell 1000 Growth Index	38.51%	-16.76%

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	-19.36%
Since Inception^	-3.57%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-15.41%
Since Inception^	0.04%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	-7.10%
Since Inception^	-2.62%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	0.97%
Since Inception^	1.16%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The AllianceBernstein Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein Funds which invest in these Underlying Portfolios.

^	Inception date: 5/20/05.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

The Underlying Portfolios Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2009		Ending Account Value August 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,410.03	$1,015.73	$11.42	$9.55
Class B	$1,000	$1,000	$1,404.29	$1,011.85	$16.06	$13.44
Class C	$1,000	$1,000	$1,403.57	$1,012.05	$15.81	$13.24
Advisor Class	$1,000	$1,000	$1,413.38	$1,017.24	$9.61	$8.03
Class R	$1,000	$1,000	$1,407.73	$1,014.42	$12.99	$10.87
Class K	$1,000	$1,000	$1,411.15	$1,015.73	$11.43	$9.55
Class I	$1,000	$1,000	$1,411.76	$1,017.85	$8.88	$7.43
*	Expenses are equal to the classes’ annualized expense ratios of 1.88%, 2.65%, 2.61%, 1.58%, 2.14%, 1.88% and 1.46%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $56.5

*	All data are as of August 31, 2009. The Fund’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Underlying Portfolios. For more details regarding the Fund’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 45-54.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2009

Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 3,071,823)	$28,414,362
AllianceBernstein U.S. Value (shares of 3,931,511)	28,385,507

Total investments (cost $59,243,674)	56,799,869
Receivable for capital stock sold	237,699
Receivable for investments sold	82,322

Total assets	57,119,890

Liabilities
Payable for capital stock redeemed	417,360
Legal fee payable	34,797
Advisory fee payable	29,191
Distribution fee payable	25,706
Administrative fee payable	14,216
Transfer Agent fee payable	6,284
Accrued expenses	59,585

Total liabilities	587,139

Net Assets	$56,532,751

Composition of Net Assets
Capital stock, at par	$7,044
Additional paid-in capital	67,245,271
Accumulated net realized loss on investment transactions	(8,275,759)
Net unrealized depreciation on investments	(2,443,805)

$56,532,751

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$23,851,550	2,926,859	$8.15	*

B	$12,920,770	1,645,355	$7.85

C	$11,578,938	1,473,048	$7.86

Advisor	$4,834,420	586,972	$8.24

R	$103,595	12,930	$8.01

K	$1,714,725	211,737	$8.10

I	$1,528,753	187,308	$8.16

*	The maximum offering price per share for Class A shares was $8.51 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	11

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2009

Investment Income
Income distributions from Underlying Portfolios	$1,420,619
Interest	1,659	$1,422,278

Expenses
Advisory fee (see Note B)	366,041
Distribution fee—Class A	68,025
Distribution fee—Class B	140,594
Distribution fee—Class C	117,219
Distribution fee—Class R	385
Distribution fee—Class K	2,437
Transfer agency—Class A	48,289
Transfer agency—Class B	39,724
Transfer agency—Class C	28,402
Transfer agency—Advisor Class	11,858
Transfer agency—Class R	143
Transfer agency—Class K	1,840
Transfer agency—Class I	285
Registration fees	96,335
Administrative	85,965
Custodian	62,534
Directors’ fees	48,034
Legal	40,805
Audit	40,134
Printing	38,598
Miscellaneous	15,717

Total expenses	1,253,364
Less: expenses waived and reimbursed by the Adviser (see Note B)	(64,096)
Less: expense offset arrangement (see Note B)	(302)

Net expenses		1,188,966

Net investment income		233,312

Realized and Unrealized Loss on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(7,230,335)
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(12,557,829)

Net loss on investment transactions		(19,788,164)

Net Decrease in Net Assets from Operations		$(19,554,852)

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$233,312	$1,187,781
Net realized gain (loss) on sale of Underlying Portfolio shares	(7,230,335)	3,768,888
Net realized gain distributions from Underlying Portfolios	– 0	–	4,668,786
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(12,557,829)	(31,631,557)

Net decrease in net assets from operations	(19,554,852)	(22,006,102)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(330,569)	(428,422)
Class B	(38,987)	(22,105)
Class C	(31,385)	(16,796)
Advisor Class	(107,063)	(675,796)
Class R	(1,120)	(555)
Class K	(16,913)	(13,440)
Class I	(28,475)	(36,359)
Tax return of capital
Class A	(5,210)	– 0	–
Class B	(615)	– 0	–
Class C	(495)	– 0	–
Advisor Class	(1,688)	– 0	–
Class R	(18)	– 0	–
Class K	(267)	– 0	–
Class I	(449)	– 0	–
Net realized gain on investment transactions
Class A	(1,897,881)	(3,029,958)
Class B	(1,287,075)	(2,444,092)
Class C	(1,036,109)	(1,855,890)
Advisor Class	(468,133)	(3,495,569)
Class R	(6,267)	(4,228)
Class K	(80,336)	(71,570)
Class I	(108,674)	(170,967)
Capital Stock Transactions
Net decrease	(11,064,025)	(54,767,400)

Total decrease	(36,066,606)	(89,039,249)
Net Assets
Beginning of period	92,599,357	181,638,606

End of period (including undistributed net investment income of $0 and $88,936, respectively)	$56,532,751	$92,599,357

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	13

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the “Company”) was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the U.S. Large Cap Portfolio (the “Fund”) and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Global Blend Portfolio, formerly a series of the company, ceased operations on November 24, 2008. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). On May 20, 2005 the Fund acquired shares on the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund’s net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$56,799,869	$—	$—	$56,799,869

2. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	15

Notes to Financial Statements

positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to their net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Recent Accounting Pronouncements

During the period ended August 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund did not engage in derivative transactions for the year ended August 31, 2009. The Fund may invest indirectly in derivatives through its investments in the Underlying Portfolios.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165, “Subsequent Events”, adopted by the Fund as of August 31, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements issued on October 27, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (including expenses of the Underlying Portfolios) to 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares (the “Expense Caps”). For the year ended August 31, 2009, such reimbursement amounted to $64,096. The Expense Caps expired on January 1, 2009.

Pursuant to the investment advisory agreement, the Fund paid $85,965 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $66,549 for the year ended August 31, 2009.

For the year ended August 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $302 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $817 from the sale of Class A shares and received $33, $11,306 and $747 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2009.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	17

Notes to Financial Statements

annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $687,714, $1,026,937, $8,253 and $21,153 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $4,721,503 and $21,064,129, respectively, for the year ended August 31, 2009.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$61,190,021

Gross unrealized appreciation	$719,542
Gross unrealized depreciation	(5,109,694)

Net unrealized depreciation	$(4,390,152)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class A
Shares sold	524,514	348,416	$4,026,939	$4,178,900

Shares issued in reinvestment of dividends and distributions	295,302	244,988	2,022,820	3,177,490

Shares converted from Class B	141,750	196,066	1,042,688	2,430,587

Shares redeemed	(1,187,911)	(1,166,736)	(8,878,726)	(14,199,684)

Net decrease	(226,345)	(377,266)	$(1,786,279)	$(4,412,707)

Class B
Shares sold	79,603	61,108	$582,797	$738,308

Shares issued in reinvestment of dividends and distributions	184,340	181,940	1,222,179	2,279,706

Shares converted to Class A	(146,933)	(203,611)	(1,042,688)	(2,430,587)

Shares redeemed	(695,788)	(925,904)	(4,933,043)	(11,344,666)

Net decrease	(578,778)	(886,467)	$(4,170,755)	$(10,757,239)

Class C
Shares sold	148,859	131,192	$1,054,578	$1,578,971

Shares issued in reinvestment of dividends and distributions	147,068	136,083	976,530	1,706,491

Shares redeemed	(618,021)	(749,596)	(4,416,671)	(9,085,038)

Net decrease	(322,094)	(482,321)	$(2,385,563)	$(5,799,576)

Advisor Class
Shares sold	225,681	1,324,510	$1,802,258	$17,090,470

Shares issued in reinvestment of dividends and distributions	66,698	63,753	460,879	835,158

Shares redeemed	(712,007)	(4,142,895)	(5,854,398)	(51,840,676)

Net decrease	(419,628)	(2,754,632)	$(3,591,261)	$(33,915,048)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	19

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2009		Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class R
Shares sold	5,450		4,436	$38,370	$53,344

Shares issued in reinvestment of dividends and distributions	1,005		309	6,775	3,963

Shares redeemed	(2,551)		(204)	(16,047)	(2,525)

Net increase	3,904		4,541	$29,098	$54,782

Class K
Shares sold	115,805		17,410	$889,323	$208,075

Shares issued in reinvestment of dividends and distributions	14,340		6,508	97,511	84,152

Shares redeemed	(5,066)		(29,068)	(32,406)	(375,161)

Net increase (decrease)	125,079		(5,150)	$954,428	$(82,934)

Class I
Shares sold	– 0	–(a)	4,231	$1	$63,000

Shares issued in reinvestment of dividends and distributions	20,116		15,948	137,596	207,322

Shares redeemed	(32,299)		(9,859)	(251,290)	(125,000)

Net increase (decrease)	(12,183)		10,320	$(113,693)	$145,322

(a)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various currencies may cause the Portfolio to experience losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$449,402	$1,381,371
Long-term capital gains	4,989,585	10,884,378

Total taxable distributions	5,438,987	12,265,749
Tax return of capital	8,742	– 0	–

Total distributions paid	$5,447,729	$12,265,749

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(6,329,413	)(a)
Unrealized appreciation/(depreciation)	(4,390,151	)(b)

Total accumulated earnings/(deficit)	$(10,719,564)

(a)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2009 the Fund defers to September 1, 2009 post-October losses of $6,329,413.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loss on wash sales.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	21

Notes to Financial Statements

During the current fiscal year, permanent differences for the Blended Style Funds U.S. Large Cap Portfolio were primarily due to a dividend reclassification, the utilization of earnings and profits distributed to shareholder on redemption of shares, and taxable dividend overdistributions that resulted in a net decrease in undistributed net investment loss, net increase in accumulated net realized loss on investment transactions, and an increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	23

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended August 31,								October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)
	2009		2008		2007		2006

Net asset value, beginning of period	$ 11.11		$ 14.18		$ 13.31		$ 12.89		$ 11.87		$ 12.14

Income From Investment Operations
Net investment income (loss)(c)	.05	(d)	.12		.07	(d)	(.02	)(d)	.01	(d)	.00	(d)(e)
Net realized and unrealized gain (loss) on investment transactions	(2.24)		(2.18)		1.59		.98		1.44		(.27)

Net increase (decrease) in net asset value from operations	(2.19)		(2.06)		1.66		.96		1.45		(.27)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.13)		.00	(e)	– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.65)		(.88)		(.79)		(.54)		(.43)		– 0	–

Total dividends and distributions	(.77)		(1.01)		(.79)		(.54)		(.43)		– 0	–

Net asset value, end of period	$ 8.15		$ 11.11		$ 14.18		$ 13.31		$ 12.89		$ 11.87

Total Return
Total investment return based on net asset value(f)	(18.45)%		(15.55)%		12.70%		7.47%		12.35%		(2.22)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,852		$35,039		$50,062		$51,188		$55,567		$52,492
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%(g)	1.42	%(g)	1.31	%(g)	1.36	%(g)(h)	1.47	%(g)(i)	1.47	%(i)
Expenses, before waivers/reimbursements	1.92	%(g)	1.42	%(g)	1.34	%(g)	1.41	%(g)(h)	1.52	%(g)(i)	1.74	%(i)
Net investment income (loss)	.66	%(d)	.95%		.52	%(d)	(.13	)%(d)(h)	.06	%(d)(i)	.01	%(d)(i)
Portfolio turnover rate	8%		10%		19%		6%		44%		11%

See footnote summary on page 31.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended August 31,								October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)
	2009		2008		2007		2006

Net asset value, beginning of period	$ 10.68		$ 13.65		$ 12.93		$ 12.63		$ 11.71		$ 11.99

Income From Investment Operations
Net investment income (loss)(c)	(.00	)(d)(e)	.03		(.02	)(d)	(.11	)(d)	(.07	)(d)	(.02	)(d)
Net realized and unrealized gain (loss) on investment transactions	(2.16)		(2.11)		1.53		.95		1.42		(.26)

Net increase (decrease) in net asset value from operations	(2.16)		(2.08)		1.51		.84		1.35		(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.65)		(.88)		(.79)		(.54)		(.43)		– 0	–

Total dividends and distributions	(.67)		(.89)		(.79)		(.54)		(.43)		– 0	–

Net asset value, end of period	$ 7.85		$ 10.68		$ 13.65		$ 12.93		$ 12.63		$ 11.71

Total Return
Total investment return based on net asset value(f)	(19.07)%		(16.19)%		11.86%		6.65%		11.64%		(2.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,921		$23,762		$42,459		$51,945		$64,829		$64,399
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.55	%(g)	2.16	%(g)	2.04	%(g)	2.09	%(g)(h)	2.19	%(g)(i)	2.19	%(i)
Expenses, before waivers/reimbursements	2.69	%(g)	2.16	%(g)	2.07	%(g)	2.14	%(g)(h)	2.24	%(g)(i)	2.46	%(i)
Net investment income (loss)	0	%(d)(j)	.24%		(.18	)%(d)	(.84	)%(d)(h)	(.66	)%(d)(i)	(.71	)%(d)(i)
Portfolio turnover rate	8%		10%		19%		6%		44%		11%

See footnote summary on page 31.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended August 31,								October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)
	2009		2008		2007		2006

Net asset value, beginning of period	$ 10.69		$ 13.66		$ 12.93		$ 12.63		$ 11.71		$ 11.99

Income From Investment Operations
Net investment income (loss)(c)	(.00	)(d)(e)	.03		(.03	)(d)	(.11	)(d)	(.07	)(d)	(.02	)(d)
Net realized and unrealized gain (loss) on investment transactions	(2.16)		(2.11)		1.55		.95		1.42		(.26)

Net increase (decrease) in net asset value from operations	(2.16)		(2.08)		1.52		.84		1.35		(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.65)		(.88)		(.79)		(.54)		(.43)		– 0	–

Total dividends and distributions	(.67)		(.89)		(.79)		(.54)		(.43)		– 0	–

Net asset value, end of period	$ 7.86		$ 10.69		$ 13.66		$ 12.93		$ 12.63		$ 11.71

Total Return
Total investment return based on net asset value(f)	(19.05)%		(16.18)%		11.95%		6.65%		11.64%		(2.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,579		$19,192		$31,101		$32,904		$36,807		$39,267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.53	%(g)	2.13	%(g)	2.02	%(g)	2.07	%(g)(h)	2.17	%(g)(i)	2.18	%(i)
Expenses, before waivers/reimbursements	2.65	%(g)	2.13	%(g)	2.05	%(g)	2.12	%(g)(h)	2.22	%(g)(i)	2.45	%(i)
Net investment income (loss)	(.02	)%(d)	.25%		(.19	)%(d)	(.83	)%(d)(h)	(.63	)%(d)(i)	(.71	)%(d)(i)
Portfolio turnover rate	8%		10%		19%		6%		44%		11%

See footnote summary on page 31.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,								October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)
	2009		2008		2007		2006

Net asset value, beginning of period	$ 11.24		$ 14.35		$ 13.46		$ 12.99		$ 11.92		$ 12.18

Income From Investment Operations
Net investment income(c)	.09	(d)	.20		.07	(d)	.03	(d)	.04	(d)	.01	(d)
Net realized and unrealized gain (loss) on investment transactions	(2.29)		(2.25)		1.66		.98		1.46		(.27)

Net increase (decrease) in net asset value from operations	(2.20)		(2.05)		1.73		1.01		1.50		(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.18)		(.05)		– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.65)		(.88)		(.79)		(.54)		(.43)		– 0	–

Total dividends and distributions	(.80)		(1.06)		(.84)		(.54)		(.43)		– 0	–

Net asset value, end of period	$ 8.24		$ 11.24		$ 14.35		$ 13.46		$ 12.99		$ 11.92

Total Return
Total investment return based on net asset value(f)	(18.19)%		(15.37)%		13.06%		7.81%		12.73%		(2.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,834		$11,318		$53,956		$12,407		$9,737		$9,251
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51	%(g)	1.09	%(g)	1.02	%(g)	1.05	%(g)(h)	1.17	%(g)(i)	1.17	%(i)
Expenses, before waivers/reimbursements	1.62	%(g)	1.09	%(g)	1.05	%(g)	1.11	%(g)(h)	1.22	%(g)(i)	1.44	%(i)
Net investment income	1.21	%(d)	1.47%		.51	%(d)	.20	%(d)(h)	.36	%(i)(d)	.31	%(d)(i)
Portfolio turnover rate	8%		10%		19%		6%		44%		11%

See footnote summary on page 31.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended August 31,								October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)
	2009		2008		2007		2006

Net asset value, beginning of period	$ 10.97		$ 14.03		$ 13.22		$ 12.85		$ 11.86		$ 12.13

Income From Investment Operations
Net investment income (loss)(c)	.03	(d)	.06		.02	(d)	(.05	)(d)	(.02	)(d)	(.01	)(d)
Net realized and unrealized gain (loss) on investment transactions	(2.22)		(2.12)		1.61		.96		1.44		(.26)

Net increase (decrease) in net asset value from operations	(2.19)		(2.06)		1.63		.91		1.42		(.27)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.12)		(.03)		– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.65)		(.88)		(.79)		(.54)		(.43)		– 0	–

Total dividends and distributions	(.77)		(1.00)		(.82)		(.54)		(.43)		– 0	–

Net asset value, end of period	$ 8.01		$ 10.97		$ 14.03		$ 13.22		$ 12.85		$ 11.86

Total Return
Total investment return based on net asset value(f)	(18.66)%		(15.71)%		12.52%		7.09%		12.10%		(2.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103		$99		$63		$13		$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.04	%(g)	1.62	%(g)	1.50	%(g)	1.64	%(g)(h)	1.72	%(g)(i)	1.66	%(i)
Expenses, before waivers/reimbursements	2.10	%(g)	1.62	%(g)	1.53	%(g)	1.69	%(g)(h)	1.77	%(g)(i)	1.93	%(i)
Net investment income (loss)	.35	%(d)	.49%		.17	%(d)	(.41	)%(d)(h)	(.20	)%(d)(i)	(.18	)%(d)(i)
Portfolio turnover rate	8%		10%		19%		6%		44%		11%

See footnote summary on page 31.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended August 31,	March 1, 2005(k) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 11.08	$ 14.19	$ 13.31	$ 12.90	$ 12.31

Income From Investment Operations
Net investment income (loss)(c)	.04	(d)	.11	(.10	)(d)	(.02	)(d)	(.03	)(d)
Net realized and unrealized gain (loss) on investment transactions	(2.23)	(2.17)	1.78	.97	.62

Net increase (decrease) in net asset value from operations	(2.19)	(2.06)	1.68	.95	.59

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.17)	(.01)	– 0	–	– 0	–
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.65)	(.88)	(.79)	(.54)	– 0	–

Total dividends and distributions	(.79)	(1.05)	(.80)	(.54)	– 0	–

Net asset value, end of period	$ 8.10	$ 11.08	$ 14.19	$ 13.31	$ 12.90

Total Return
Total investment return based on net asset value(f)	(18.41)%	(15.58)%	12.84%	7.38%	4.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,715	$960	$1,302	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	1.81%	1.43%	1.58%	1.37	%(h)	1.51	%(i)
Expenses, before waivers/reimbursements(g)	1.87%	1.43%	1.63%	1.42	%(h)	1.56	%(i)
Net investment income (loss)	.49	%(d)	.89%	(1.20	)%(d)	(.13	)%(d)(h)	(.50	)%(d)(i)
Portfolio turnover rate	8%	10%	19%	6%	44%

See footnote summary on page 31.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended August 31,	March 1, 2005(k) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 11.17	$ 14.25	$ 13.38	$ 12.92	$ 12.31

Income From Investment Operations
Net investment income (loss)(c)	.08	(d)	.17	.08	(d)	(.02	)(d)	(.01	)(d)
Net realized and unrealized gain (loss) on investment transactions	(2.27)	(2.18)	1.64	1.02	.62

Net increase (decrease) in net asset value from operations	(2.19)	(2.01)	1.72	1.00	.61

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.19)	(.06)	– 0	–	– 0	–
Tax return of capital	(.00	)(e)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.65)	(.88)	(.79)	(.54)	– 0	–

Total dividends and distributions	(.82)	(1.07)	(.85)	(.54)	– 0	–

Net asset value, end of period	$ 8.16	$ 11.17	$ 14.25	$ 13.38	$ 12.92

Total Return
Total investment return based on net asset value(f)	(18.16)%	(15.15)%	13.09%	7.77%	4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,529	$2,228	$2,696	$277	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	1.42%	1.01%	.96%	.97	%(h)	1.19	%(i)
Expenses, before waivers/reimbursements(g)	1.43%	1.01%	.99%	1.02	%(h)	1.24	%(i)
Net investment income (loss)	1.12	%(d)	1.33%	.62	%(d)	(.19	)%(d)(h)	(.17	)%(d)(i)
Portfolio turnover rate	8%	10%	19%	6%	44%
See footnote summary on page 31.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

(a)	The Fund changed its fiscal year end from September 30 to August 31.

(b)	The Fund changed its fiscal year end from June 30 to September 30.

(c)	Based on average shares outstanding.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. For the years ended August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .02%, .02%, .02%, and .04%, respectively.

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Annualized.

(j)	Amount is less than 0.005%

(k)	Commencement of distributions.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	31

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statement of net assets of AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (the Fund) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2009, by correspondence with the investee portfolios’ transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio as of August 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2009

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2009, the Fund designates the maximum amount allowable, but not less than $449,402 of the ordinary income dividends paid during the year as qualified dividend income. This amount is also eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (“the Code”).

The Fund also designates the maximum amount allowable but not less than $4,989,585 as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Code. In addition, the Fund designates the maximum amount allowable but not less than $10,671 as interest related dividends in accordance with Sections 871(k)(1) and 881(e) of the Code.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	33

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Senior Vice President

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2) , Vice President

Patrick J. Rudden(2), Vice President

Karen A. Sesin(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Independent Registered Public Accounting Firm
KPMG LLP 345 Park Avenue New York, NY 10154
Principal Underwriter
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Blend Strategies Team. Messrs. Masters, Fontaine, Lee and Rudden and Ms. Sesin are the members of the Blend Strategies Team primarily responsible for the day-to-day management of the Fund’s portfolio.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 77 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	35

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	37

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2004.

Seth J. Masters 50	Senior Vice President	Executive Vice President of AllianceBernstein,** with which he has been associated since prior to 2004.

Thomas J. Fontaine 44	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2004.

Dokyoung Lee 43	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2004.

Patrick J. Rudden 46	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2004.

Karen A. Sesin 50	Vice President	Senior Vice President of AllianceBernstein,** with which she has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS,** with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	39

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of U.S. Large Cap Portfolio (the “Fund”) at a meeting held on August 4-6, 2009.

Prior to approval of the continuance of the Advisory Agreement in respect of the Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that instead of investing directly in portfolio securities, the Fund pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for the Fund, the directors considered that, although the Fund invests substantially all of its assets in various portfolios of Pooling (and therefore holds very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	41

affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund (and the portfolios of Pooling in which the Fund invests) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Fund invests) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Fund invests to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the August meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Stock Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended April 30, 2009 and (in the case of comparisons with the Index) the since inception period (July 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and 4th quintile of the Performance Group and the Performance Universe for the 5-year period and that the Fund lagged the Index in all periods reviewed. The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the year-to-date period the Fund had outperformed the Index but lagged the Lipper Large-Cap Core Funds Average (the “Lipper Average”), and that in the 3-month period the Fund had underperformed both the Lipper Average and the Index. Based on their review

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

and their discussion with the Adviser of the reasons for the Fund’s performance, the directors retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s performance was acceptable. The directors determined to monitor closely the Fund’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund although the institutional fee schedule provided for higher rates on the first $50 million of assets, and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be higher than that in the Fund’s Advisory Agreement prior to taking into account the administrative expense reimbursement made to the Adviser of 7 basis points. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	43

provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 65 basis points, plus the 7 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that, in light of the Fund’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Fund’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 (in the year-to-date period) had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The directors also noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Fund’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the Fund’s fixed costs had resulted in an increase in the Fund’s expense ratio. The directors noted that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

The information on pages 45 to 54 represents the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2009 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	45

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 21.8%
Capital Markets – 3.9%
Deutsche Bank AG	309,100	$20,888,978
The Goldman Sachs Group, Inc.	249,200	41,232,632
Morgan Stanley	673,900	19,516,144

		81,637,754

Commercial Banks – 4.5%
BB&T Corp.	550,800	15,389,352
U.S. Bancorp	1,296,100	29,317,782
Wells Fargo & Co.	1,798,200	49,486,464

		94,193,598

Consumer Finance – 0.3%
Capital One Financial Corp.	172,700	6,439,983

Diversified Financial Services – 4.7%
Bank of America Corp.	1,205,800	21,210,022
JP Morgan Chase & Co.	1,747,400	75,942,004

		97,152,026

Insurance – 8.4%
ACE Ltd.	354,700	18,508,246
Allstate Corp.	812,500	23,879,375
Everest Re Group Ltd.	65,500	5,522,305
Fidelity National Financial, Inc. – Class A	522,500	7,847,950
Genworth Financial, Inc. – Class A	945,500	9,984,480
Lincoln National Corp.	894,900	22,587,276
MetLife, Inc.	726,400	27,428,864
PartnerRe Ltd.	66,100	4,885,451
The Travelers Co., Inc.	452,700	22,825,134
Unum Group	715,800	16,126,974
XL Capital Ltd. – Class A	951,600	16,510,260

		176,106,315

		455,529,676

Energy – 16.4%
Energy Equipment & Services – 0.6%
ENSCO International, Inc.	318,000	11,734,200

Oil, Gas & Consumable Fuels – 15.8%
Apache Corp.	368,800	31,329,560
BP PLC (Sponsored ADR)	193,400	9,950,430
Chevron Corp.	545,100	38,124,294
Cimarex Energy Co.	117,081	4,570,842
ConocoPhillips	982,700	44,250,981
Devon Energy Corp.	552,500	33,912,450
EOG Resources, Inc.	329,700	23,738,400
Exxon Mobil Corp.	1,076,000	74,405,400

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc.	688,300	$13,531,978
Occidental Petroleum Corp.	421,300	30,797,030
Sunoco, Inc.	141,500	3,806,350
Valero Energy Corp.	1,220,280	22,868,047

		331,285,762

		343,019,962

Consumer Discretionary – 16.0%
Auto Components – 0.4%
The Goodyear Tire & Rubber Co.(a)	24,800	408,952
Magna International, Inc. – Class A	179,600	8,209,516

		8,618,468

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	134,100	11,423,979

Household Durables – 1.7%
Black & Decker Corp.	11,400	502,968
DR Horton, Inc.	686,400	9,204,624
NVR, Inc.(a)	24,600	16,611,150
Pulte Homes, Inc.	662,600	8,468,028

		34,786,770

Media – 8.3%
CBS Corp. – Class B	1,860,500	19,256,175
News Corp. – Class A	4,310,900	46,212,848
Time Warner Cable, Inc. – Class A	752,600	27,785,992
Time Warner, Inc.	1,463,333	40,841,624
Viacom, Inc. – Class B(a)	699,500	17,515,480
The Walt Disney Co.	830,600	21,628,824

		173,240,943

Multiline Retail – 1.0%
JC Penney Co., Inc.	312,300	9,381,492
Macy’s, Inc.	725,800	11,264,416

		20,645,908

Specialty Retail – 3.5%
AutoNation, Inc.(a)	536,700	10,186,566
Foot Locker, Inc.	540,900	5,765,994
Home Depot, Inc.	763,300	20,830,457
Limited Brands, Inc.	753,035	11,235,282
Lowe’s Cos, Inc.	1,174,400	25,249,600

		73,267,899

Textiles, Apparel & Luxury Goods – 0.6%
Jones Apparel Group, Inc.	864,600	13,479,114

		335,463,081

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	47

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.9%
Health Care Equipment & Supplies – 0.2%
Covidien PLC	95,000	$3,759,150

Health Care Providers & Services – 0.4%
Cardinal Health, Inc.	263,700	9,118,746

Pharmaceuticals – 8.3%
Eli Lilly & Co.	405,800	13,578,068
GlaxoSmithKline PLC (Sponsored ADR)	301,400	11,784,740
Merck & Co., Inc.	1,310,600	42,502,758
Pfizer, Inc.	4,445,400	74,238,180
Schering-Plough Corp.	1,078,900	30,403,402

		172,507,148

		185,385,044

Consumer Staples – 8.6%
Beverages – 1.3%
Coca-Cola Enterprises, Inc.	1,018,600	20,585,906
Constellation Brands, Inc. – Class A(a)	452,600	6,693,954

		27,279,860

Food Products – 3.7%
Archer-Daniels-Midland Co.	733,100	21,135,273
Bunge Ltd.	343,000	22,984,430
Kraft Foods, Inc. – Class A	663,400	18,807,390
Sara Lee Corp.	953,700	9,241,353
Smithfield Foods, Inc.(a)	330,700	4,057,689

		76,226,135

Household Products – 1.3%
Kimberly-Clark Corp.	70,300	4,250,338
Procter & Gamble Co.	436,300	23,608,193

		27,858,531

Tobacco – 2.3%
Altria Group, Inc.	1,798,700	32,880,236
Reynolds American, Inc.	325,600	14,883,176

		47,763,412

		179,127,938

Telecommunication Services – 8.2%
Diversified Telecommunication Services – 5.3%
AT&T, Inc.	3,344,400	87,121,620
Verizon Communications, Inc.	780,700	24,232,928

		111,354,548

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.9%
American Tower Corp. – Class A(a)	315,500	$9,985,575
Crown Castle International Corp.(a)	362,767	9,743,922
Sprint Nextel Corp.(a)	6,903,800	25,267,908
Vodafone Group PLC (Sponsored ADR)	717,800	15,590,616

		60,588,021

		171,942,569

Industrials – 8.1%
Aerospace & Defense – 1.3%
Northrop Grumman Corp.	454,100	22,164,621
Raytheon Co.	121,600	5,737,088

		27,901,709

Building Products – 0.6%
Masco Corp.	902,166	13,063,364

Electrical Equipment – 0.3%
Cooper Industries Ltd. – Class A	167,600	5,405,100

Industrial Conglomerates – 3.4%
3M Co.	98,900	7,130,690
General Electric Co.	3,994,300	55,520,770
Textron, Inc.	588,690	9,042,278

		71,693,738

Machinery – 2.2%
Caterpillar, Inc.	571,500	25,894,665
Ingersoll-Rand PLC	462,600	14,289,714
SPX Corp.	104,800	5,835,264

		46,019,643

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	581,300	5,766,496

		169,850,050

Information Technology – 6.8%
Communications Equipment – 2.1%
Motorola, Inc.	3,575,857	25,674,653
Nokia OYJ (Sponsored ADR) – Class A	1,294,900	18,141,549

		43,816,202

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,168,000	18,489,440
International Business Machines Corp.	66,800	7,885,740
Western Digital Corp.(a)	261,500	8,964,220

		35,339,400

Electronic Equipment, Instruments & Components – 2.4%
AU Optronics Corp. (Sponsored ADR)	1,491,440	14,705,599
Corning, Inc.	687,300	10,364,484

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	49

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyco Electronics Ltd.	1,076,000	$24,554,320
Vishay Intertechnology, Inc.(a)	83,800	676,266

		50,300,669

Software – 0.6%
Symantec Corp.(a)	901,400	13,629,168

		143,085,439

Materials – 2.6%
Chemicals – 2.0%
E.I. Du Pont de Nemours & Co.	1,013,500	32,361,055
Eastman Chemical Co.	191,900	10,009,504

		42,370,559

Containers & Packaging – 0.3%
Sonoco Products Co.	210,400	5,457,776

Metals & Mining – 0.3%
AK Steel Holding Corp.	284,417	5,779,353

		53,607,688

Utilities – 1.0%
Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	982,400	5,835,456

Multi-Utilities – 0.7%
Alliant Energy Corp.	378,300	9,964,422
CMS Energy Corp.	277,400	3,719,934
NiSource, Inc.	164,300	2,170,403

		15,854,759

		21,690,215

Total Common Stocks (cost $2,101,821,224)		2,058,701,662

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $44,780,482)	44,780,482	44,780,482

Total Investments – 100.6% (cost $2,146,601,706)		2,103,482,144
Other assets less liabilities – (0.6)%		(12,018,453)

Net Assets – 100.0%		$2,091,463,691

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 31.7%
Communications Equipment – 6.5%
Cisco Systems, Inc.(a)	1,921,900	$41,513,040
QUALCOMM, Inc.	1,804,400	83,760,248
Research In Motion Ltd.(a)	136,300	9,958,078

		135,231,366

Computers & Peripherals – 11.7%
Apple, Inc.(a)	802,860	135,049,081
EMC Corp.(a)	1,584,600	25,195,140
Hewlett-Packard Co.	1,831,150	82,200,323

		242,444,544

Internet Software & Services – 6.3%
Google, Inc. – Class A(a)	284,490	131,340,499

IT Services – 1.2%
Visa, Inc. – Class A	356,300	25,332,930

Semiconductors & Semiconductor Equipment – 6.0%
Altera Corp.	1,074,100	20,633,461
Intel Corp.	4,036,400	82,019,648
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	2,059,529	22,036,960

		124,690,069

		659,039,408

Financials – 17.2%
Capital Markets – 8.5%
The Blackstone Group LP	2,391,000	30,819,990
Credit Suisse Group AG (Sponsored ADR)	313,500	15,954,015
Franklin Resources, Inc.	143,300	13,374,189
The Goldman Sachs Group, Inc.	671,600	111,122,936
Janus Capital Group, Inc.	408,700	5,198,664

		176,469,794

Diversified Financial Services – 8.1%
Bank of America Corp.	791,600	13,924,244
CME Group, Inc. – Class A	118,935	34,614,842
JP Morgan Chase & Co.	2,762,900	120,075,634

		168,614,720

Insurance – 0.6%
Principal Financial Group, Inc.	409,000	11,615,600

		356,700,114

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	51

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 14.2%
Biotechnology – 5.9%
Celgene Corp.(a)	706,800	$36,873,756
Gilead Sciences, Inc.(a)	1,889,050	85,120,593

		121,994,349

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	414,750	53,697,682
Baxter International, Inc.	364,900	20,770,108

		74,467,790

Health Care Providers & Services – 1.8%
Medco Health Solutions, Inc.(a)	691,000	38,157,020

Pharmaceuticals – 2.9%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,176,300	60,579,450

		295,198,609

Energy – 9.6%
Energy Equipment & Services – 5.8%
Cameron International Corp.(a)	721,700	25,771,907
National Oilwell Varco, Inc.(a)	298,600	10,854,110
Schlumberger Ltd.	1,497,035	84,133,367

		120,759,384

Oil, Gas & Consumable Fuels – 3.8%
Apache Corp.	181,400	15,409,930
Occidental Petroleum Corp.	599,000	43,786,900
Petroleo Brasileiro SA (Sponsored ADR) (Ordinary Shares)	304,000	12,050,560
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	192,700	6,397,640

		77,645,030

		198,404,414

Consumer Discretionary – 8.7%
Auto Components – 0.9%
Johnson Controls, Inc.	774,400	19,181,888

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	120,900	10,299,471

Hotels, Restaurants & Leisure – 0.6%
McDonald’s Corp.	230,950	12,988,628

Internet & Catalog Retail – 0.5%
Amazon.Com, Inc.(a)	129,000	10,473,510

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.4%
The Walt Disney Co.	310,800	$8,093,232

Multiline Retail – 4.3%
Kohl’s Corp.(a)	1,086,900	56,073,171
Target Corp.	708,900	33,318,300

		89,391,471

Specialty Retail – 1.5%
Lowe’s Cos, Inc.	1,434,900	30,850,350

		181,278,550

Industrials – 7.9%
Aerospace & Defense – 0.6%
United Technologies Corp.	215,100	12,768,336

Air Freight & Logistics – 0.9%
FedEx Corp.	265,800	18,263,118

Construction & Engineering – 0.5%
Quanta Services, Inc.(a)	461,700	10,212,804

Electrical Equipment – 1.4%
Emerson Electric Co.	116,000	4,276,920
Vestas Wind Systems A/S (ADR)(a)	1,073,500	25,710,325

		29,987,245

Machinery – 3.4%
Danaher Corp.	573,200	34,798,972
Illinois Tool Works, Inc.	859,100	35,927,562

		70,726,534

Road & Rail – 1.1%
Union Pacific Corp.	375,800	22,476,598

		164,434,635

Consumer Staples – 5.5%
Beverages – 2.1%
Pepsico, Inc.	778,400	44,111,928

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	778,700	39,698,126
Wal-Mart Stores, Inc.	367,050	18,671,834

		58,369,960

Food Products – 0.4%
General Mills, Inc.	142,400	8,505,552

Household Products – 0.2%
Colgate-Palmolive Co.	57,200	4,158,440

		115,145,880

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	53

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.0%
Chemicals – 0.9%
Air Products & Chemicals, Inc.	249,600	$18,727,488

Metals & Mining – 4.1%
ArcelorMittal (New York)	854,350	30,440,491
Freeport-McMoRan Copper & Gold, Inc.	540,900	34,065,882
Rio Tinto PLC (Sponsored ADR)	134,300	20,837,988

		85,344,361

		104,071,849

Total Common Stocks (cost $1,796,338,662)		2,074,273,459

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,359,243)	3,359,243	3,359,243

Total Investments – 100.0% (cost $1,799,697,905)		2,077,632,702
Other assets less liabilities – 0.0%		234,711

Net Assets – 100.0%		$2,077,867,413

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Large Cap Growth Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the AllianceBernstein U.S. Large Cap Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The Portfolio seeks long term growth of capital through investing in a combination of shares of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles, rather than making direct investments in portfolio securities. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee summary was completed on July 23, 2009 and presented to the Board of Directors on August 4-6, 2009.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio invests in a combination of the following Pooling Portfolios: U.S. Value Portfolio and U.S. Large Cap Growth Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	55

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, NET ASSETS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets[5]	Net Assets 06/30/09 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$51.9	U.S. Large Cap Portfolio

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Portfolio invests, although those Funds do bear expenses incurred by the Pooling Portfolios.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $105,413 (0.07% of the Portfolio’s average daily net assets) for such services.

Set forth below are the total expense ratios of the Portfolio for the most recent semi-annual period:

Portfolio	Total Expense Ratio			Fiscal Year End
U.S. Large Cap Portfolio	Class A Class B Class C Class R Class K Class I Advisor	1.96 2.72 2.69 2.06 1.86 1.40 1.65	% % % % % % %	August 31 (ratio as of February 28, 2009)

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for the Funds are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

The expense ratios set forth in the table above for U.S. Large Cap Portfolio includes the estimated annualized blended expense ratios of the Pooling Portfolios (i.e., the Portfolio’s underlying expense ratio). For the six months ended February 28, 2009, the estimated underlying expense ratio for the Portfolio was 0.03%.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	57

considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2009 net assets:

Portfolio	Net Assets 06/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Large Cap Portfolio	$51.9	U.S. Blend Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 30 bp on the balance Minimum account size: $50m	0.693%	0.650%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Equity Blend Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Portfolio	American Equity Blend Portfolio
	Class A7	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services unlike Class I shares, whose fee is only for investment advisory services.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds and a Lipper Expense Universe (“EU”) as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio.

Portfolio	Contractual Management Fee[10]	Lipper Group Median (%)	Rank
U.S. Large Cap Portfolio	0.650	0.763	1/18

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Portfolio’s total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	59

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its EG12 and EU.13 It should be noted that the Portfolio’s total expense ratio is inclusive of the Portfolio’s underlying expenses. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large Cap Portfolio	1.444	1.228	17/18	1.238	112/138

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis. In addition to Lipper’s expense comparisons, the fee evaluation presented the Portfolio’s monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009.15

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Portfolio. See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability percentage from providing investment advisory services to the Portfolio decreased during calendar year 2008 versus 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the

12	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

13	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

15	Unaudited information on the Portfolio’s advisory fee and total expense ratio monthly run rates was provided by the Adviser.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and/or Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $1,375, $717,636 and $23,016 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolio’s most recently completed fiscal year, ABIS received $105,887 in fees from the Portfolio.16

There are no portfolio transactions for the Portfolio since the Portfolio pursues its investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the most recently completed fiscal year, neither U.S. Value Portfolio nor U.S. Large Cap Growth Portfolio effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”. The Pooling Portfolios may in the future effect brokerage transactions through SCB and pay commissions for such transactions.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $7,074 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	61

The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $447 billion as of June 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information in the table below, prepared by Lipper, shows the 1, 3, and 5 year net performance returns and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended April 30, 2009.22

U.S. Large Cap Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-37.54	-33.31	-32.83	16/17	131/157
3 year	-13.90	-9.11	-9.11	17/17	130/139
5 year	-4.17	-2.96	-2.28	11/15	100/125

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.

	Periods Ending April 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)[24]
U.S. Large Cap Portfolio	-37.54	-13.90	-4.17	-0.83
S&P 500 Stock Index	-35.31	-10.76	-2.70	1.21
Inception Date: July 15, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	A Portfolios’s PG/PU may not be identical to the Portfolio’s corresponding EG/EU as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2009.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCB-0151-0809

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
U.S. Large Cap Portfolio	2008	$23,000		$16,863
	2009	$22,172		$7,500
AB Global Blend Portfolio	2008	$16,750		$18,325
	2009	$—		$—
AB 2000 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2005 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2010 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2015 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2020 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2025 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2030 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2035 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2040 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2045 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,731		$6,700
AB 2050 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,681		$6,700
AB 2055 Retirement Strategy	2008	$22,750		$16,663
	2009	$22,681		$6,700

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Large Cap Portfolio	2008	$323,413	$16,863
			$—
			$(16,863)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB Global Blend Portfolio	2008	$324,875	$18,325
			$—
			$(18,325)
	2009	$—	$—
			$—
			$—
AB 2000 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2005 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2010 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2015 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2020 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2025 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2030 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2035 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2040 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2045 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2050 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)
AB 2055 Retirement Strategy	2008	$323,213	$16,663
			$—
			$(16,663)
	2009	$255,749	$6,700
			$—
			$(6,700)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 28, 2009